STATEMENT OF ADDITIONAL INFORMATION
May 1, 2026, as supplemented June 26, 2026
Voya Variable Products Funds
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
1-800-992-0180
Voya Government Money Market Portfolio
Voya Government Money Market Portfolio
Class/Ticker: I/IVMXX
Voya Intermediate Bond Portfolio
Voya Intermediate Bond Portfolio
Class/Ticker: ADV/IIBPX; I/IPIIX; S/IPISX; S2/IIBTX
Voya Variable Funds
Voya Growth and Income Portfolio
Class/Ticker: ADV/IAVGX; I/IIVGX; S/ISVGX; S2/IGISX
Voya Variable Portfolios, Inc.
Voya Global High Dividend Low Volatility Portfolio
Class/Ticker: ADV/IGHAX; I/IIGZX S/IGHSX; S2/IWTTX
Voya Index Plus LargeCap Portfolio
Class/Ticker: ADV/VIPAX; I/IPLIX; S/IPLSX
Voya Index Plus MidCap Portfolio
Class/Ticker: I/IPMIX; S/IPMSX
Voya Index Plus SmallCap Portfolio
Class/Ticker: I/IPSIX; S/IPSSX
Voya Small Company Portfolio
Class/Ticker: ADV/IASCX; I/IVCSX; R6/VSPRX; S/IVPSX

This Statement of Additional Information (the “SAI”) contains additional information about each portfolio listed above (each, a “Portfolio” and collectively, the “Portfolios”). This SAI is not a prospectus and should be read in conjunction with each Portfolio’s prospectus dated May 1, 2026, as supplemented or revised from time to time (the “Prospectus”). Each Portfolio's financial statements for the fiscal year ended December 31, 2025, including the independent registered public accounting firm's report thereon found in the Portfolio's Form N-CSR for Voya Government Money Market Portfolio, Voya Intermediate Bond Portfolio, Voya Variable Funds, and Voya Variable Portfolios, Inc. for the fiscal year ended December 31, 2025, are incorporated into this SAI by reference. Each Portfolio's Prospectus, shareholder reports, financial statements and other information may be obtained free of charge by contacting the Portfolio at the address and phone number written above or by visiting our website at https://individuals.voya.com/product/mutual-fund/prospectuses-reports.

The S&P 500® Index, S&P MidCap 400® Index, and S&P SmallCap 600® Index are products of S&P Dow Jones Indices LLC (“SPDJI”), and have been licensed for use by Voya Services Company and certain affiliates (“Voya”). S&P®, S&P MidCap 400®, S&P SmallCap 600® and S&P 500® are trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Voya.
Voya’s investment products (the “Products”) based in whole or in part on the S&P 500® Index, S&P MidCap 400® Index and S&P SmallCap 600® Index (the “Indices”) are not sponsored, endorsed, sold or promoted by SPDJI, S&P, Dow Jones or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in the Products or purchasing securities generally or the ability of the Indices to track general market performance. S&P Dow Jones Indices’ only relationship to Voya with respect to the Products is the licensing of the Indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® Index, S&P MidCap 400® Index and S&P SmallCap 600® Index are determined, composed and calculated by S&P Dow Jones Indices without regard to Voya or the Products. S&P Dow Jones Indices have no obligation to take the needs of Voya or the owners of the Products into consideration in determining, composing or calculating the Indices. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Products or the timing of the issuance or sale of the Products or in the determination or calculation of the equations by which the Products are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration or marketing of the Products. There is no assurance that investment products based on the Indices will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VOYA, OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VOYA, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

INTRODUCTION AND GLOSSARY
This SAI is designed to elaborate upon information contained in each Portfolio’s Prospectus, including the discussion of certain securities and investment techniques. The more detailed information contained in this SAI is intended for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of some of each Portfolio’s securities and investment techniques. Some investment techniques are described only in the Prospectus and are not repeated here.
Capitalized terms used, but not defined, in this SAI have the same meaning as in the Prospectus and some additional terms are defined particularly for this SAI.
Following are definitions of general terms that may be used throughout this SAI:
1933 Act: Securities Act of 1933, as amended
1934 Act: Securities Exchange Act of 1934, as amended
1940 Act: Investment Company Act of 1940, as amended, including the rules and regulations thereunder, and the terms of applicable no-action relief or exemptive orders granted thereunder
Affiliated Fund: A fund within the Voya family of funds
Board: The Board of Directors/Trustees for each Company/Trust
Business Day: Each day the NYSE opens for regular trading
CDSC: Contingent deferred sales charge
CFTC: United States Commodity Futures Trading Commission
Code: Internal Revenue Code of 1986, as amended
Company/Trust: Voya Government Money Market Portfolio, Voya Intermediate Bond Portfolio, Voya Variable Funds, and Voya Variable Portfolios, Inc., collectively known as Voya Variable Products Funds
Distribution Agreement: The Distribution Agreement for each Portfolio, as described herein
Distributor: Voya Investments Distributor, LLC
ETF: Exchange-Traded Fund
EU: European Union
Expense Limitation Agreement: The Expense Limitation Agreement(s) for each Portfolio, as described herein
FDIC: Federal Deposit Insurance Corporation
FHLMC: Federal Home Loan Mortgage Corporation
FINRA: Financial Industry Regulatory Authority, Inc.
Fiscal Year End of each Portfolio: December 31
Fitch: Fitch Ratings
FNMA: Federal National Mortgage Association
GNMA: Government National Mortgage Association
Independent Directors/Trustees: The Directors/Trustees of the Board who are not “interested persons” (as defined in the 1940 Act) of each Portfolio
Investment Adviser: Voya Investments, LLC or Voya Investments
Investment Management Agreement: The Investment Management Agreement for each Portfolio, as described herein
IPO: Initial Public Offering
IRA: Individual Retirement Account
IRS: United States Internal Revenue Service
LIBOR: London Interbank Offered Rate
MLPs: Master Limited Partnerships
Moody’s: Moody’s Ratings
NAV: Net Asset Value
NRSRO: Nationally Recognized Statistical Rating Organization

NYSE: New York Stock Exchange
OTC: Over-the-counter
Portfolio: One or more of the investment management companies listed on the front cover of this SAI
Principal Underwriter: Voya Investments Distributor, LLC or the “Distributor”
Prospectus: One or more prospectuses for each Portfolio
REIT: Real Estate Investment Trust
REMICs: Real Estate Mortgage Investment Conduits
RIC: A “Regulated Investment Company,” pursuant to the Code
Rule 12b-1: Rule 12b-1 (under the 1940 Act)
Rule 12b-1 Plan: A Distribution and/or Shareholder Service Plan adopted under Rule 12b-1
Rule 144A: Rule 144A under the 1933 Act
S&L: Savings & Loan Association
S&P: S&P Global Ratings
SEC: United States Securities and Exchange Commission
SOFR: Secured Overnight Financing Rate
Sub-Adviser: One or more sub-advisers for a Portfolio, as described herein
Sub-Advisory Agreement: The Sub-Advisory Agreement(s) for each Portfolio, as described herein
UK: United Kingdom
Underlying Funds: Unless otherwise stated, other mutual funds or ETFs in which each Portfolio may invest
Voya family of funds or the “funds”: All of the registered investment companies managed by Voya Investments
Voya IM: Voya Investment Management Co. LLC
HISTORY OF each Company/Trust
Voya Government Money Market Portfolio, Voya Intermediate Bond Portfolio and Voya Variable Funds, each an open-end management investment company that is registered under the 1940 Act, were originally established as Maryland corporations in 1974, 1973, and 1974, respectively. Each was converted to a Massachusetts business trust on January 25, 1984. On May 1, 2014, the name of each Trust changed from “ING Money Market Portfolio” to “Voya Money Market Portfolio,” from “ING Intermediate Bond Portfolio” to “Voya Intermediate Bond Portfolio,” and from “ING Variable Funds” to “Voya Variable Funds,” respectively. On May 1, 2016, the name of “Voya Money Market Portfolio” changed to “Voya Government Money Market Portfolio.”
Voya Variable Portfolios, Inc., an open-end management investment company that is registered under the 1940 Act, was organized as a Maryland corporation on June 4, 1996. On May 1, 2014, the name of the Company changed from “ING Variable Portfolios, Inc.” to “Voya Variable Portfolios, Inc.”
SUPPLEMENTAL DESCRIPTION OF Portfolio INVESTMENTS AND RISKS
Diversification and Concentration
Diversified Investment Companies. The 1940 Act generally requires that a diversified portfolio may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or investments in securities of other investment companies).
Non-Diversified Investment Companies. A non-diversified investment company under the 1940 Act means that a portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of a portfolio’s assets in the securities of a small number of issuers may cause the portfolio’s share price to fluctuate more than that of a diversified investment company. When compared to a diversified portfolio, a non-diversified portfolio may invest a greater portion of its assets in a particular issuer and, therefore, has greater exposure to the risk of poor earnings or losses by an issuer.
Concentration. For purposes of the 1940 Act, concentration occurs when at least 25% of a portfolio’s assets are invested in any one industry or group of industries.
Each Portfolio is classified as a “diversified” portfolio as that term is defined under the 1940 Act. In addition, each Portfolio has a fundamental policy against concentration.

Investments, Investment Strategies, and Risks
Each Portfolio invests in a variety of investment types and employs a number of investment strategies and techniques. Each Portfolio may make other investments and engage in other types of strategies or techniques, to the extent consistent with its investment objective(s) and strategies and except where otherwise prohibited by applicable law or the Portfolio's own investment restrictions, as set forth in the Prospectus or this SAI.
The discussion below provides additional information about certain of the investments, investment techniques, and investment strategies that the Investment Adviser and/or Sub-Adviser(s) may use in managing the Portfolios as well as the risks associated with such investments, investment techniques, and investment strategies. The investments, investment techniques, and investment strategies as well as the risks associated with such investments, investment techniques, and investment strategies are presented below in alphabetical order to facilitate readability, and their order does not imply that a Portfolio prioritizes one investment, investment technique, or investment strategy over another nor does it imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The information below supplements the discussion of the principal investment strategies and principal risks contained in each Portfolio’s Prospectus, but does not describe every type of investment, investment technique, investment strategy, factor, or other consideration that a Portfolio may take into account nor does it describe every risk to which the Portfolio may be exposed.
A Portfolio may use any or all of these investment types, investment techniques, or investment strategies at any one time, and the fact that a Portfolio may use an investment type, investment technique, or investment strategy does not mean that it will be used.
Temporary Defensive Positions
When the Investment Adviser or the Sub-Adviser to a Portfolio anticipates adverse or unusual market, economic, political, or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, a Portfolio may make investments believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt instruments that are high quality or higher quality than normal, more liquid securities, or others. While a Portfolio invests defensively, it may not achieve its investment objective. A Portfolio's defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such defensive position may be utilized.
Unless otherwise indicated, a Portfolio’s investment objective, policies, investment strategies, and practices are non-fundamental. For additional information, see the section entitled “Fundamental and Non-Fundamental Investment Restrictions” below.

Asset Class/Investment Technique	Voya Global High Dividend Low Volatility Portfolio	Voya Government Money Market Portfolio	Voya Growth and Income Portfolio	Voya Intermediate Bond Portfolio
Affiliated Loan Origination and/or Servicing Businesses				X
Artificial Intelligence	X	X	X	X
Asset-Backed Securities	X	X	X	X
Bank Instruments	X	X
Borrowing	X	X	X	X
Commercial Mortgage Loans (Private Real Estate Credit)				X
Commercial Paper	X	X	X	X
Commodities
Common Stocks	X		X	X
Convertible Securities	X		X	X
Corporate Debt Instruments	X	X	X	X
Credit-Linked Notes	X	X	X	X
Credit Risk Transfers				X
Custodial Receipts and Trust Certificates				X
Delayed Funding Loans and Revolving Credit Facilities				X
Depositary Receipts	X	X	X	X
Derivative Instruments	X	X	X	X
Emerging Markets Investments	X	X	X	X
Equity-Linked Notes
Eurodollar and Yankee Dollar Instruments	X	X	X	X
Event-Linked Bonds				X
Floating or Variable Rate Instruments	X		X	X
Foreign (non-U.S.) Currencies	X	X	X	X

Asset Class/Investment Technique	Voya Global High Dividend Low Volatility Portfolio	Voya Government Money Market Portfolio	Voya Growth and Income Portfolio	Voya Intermediate Bond Portfolio
Foreign (non-U.S.) Investments	X	X	X	X
Forward Commitments	X	X	X	X
Futures Contracts	X	X	X	X
Guaranteed Investment Contracts	X		X	X
High-Yield Securities	X			X
Hybrid Instruments	X	X	X	X
Illiquid Securities	X	X	X	X
Inflation-Indexed Bonds				X
Initial Public Offerings	X		X	X
Inverse Floating Rate Securities				X
Loan Origination				X
Master Limited Partnerships
Mortgage-Related Securities	X	X	X	X
Municipal Securities	X	X	X	X
Options	X	X	X	X
Other Investment Companies and Pooled Investment Vehicles	X		X	X
Participation on Creditors' Committees
Participatory Notes				X
Preferred Stocks	X		X	X
Private Credit Assets				X
Private Investments in Public Companies
Real Estate Securities and Real Estate Investment Trusts	X		X	X
Repurchase Agreements	X	X	X	X
Restricted Securities	X	X	X	X
Reverse Repurchase Agreements and Dollar Roll Transactions	X	X	X	X
Rights and Warrants	X	X	X	X
Securities Lending	X	X	X	X
Senior and Other Bank Loans	X	X	X	X
Short Sales	X	X	X	X
Small- and Mid-Capitalization Issuers	X		X	X
Sovereign Debt	X	X	X	X
Special Purpose Acquisition Companies	X		X
Special Situation Issuers	X		X	X
Structured Notes (Debt Instruments)
Supranational Entities	X	X	X	X
Swap Transactions and Options on Swap Transactions	X	X	X	X
Tax Qualification				X
To Be Announced Sale Commitments	X	X	X	X
Trust Preferred Securities	X			X
U.S. Government Securities and Obligations	X	X	X	X
When-Issued Securities and Delayed Delivery Transactions	X	X	X	X
Zero-Coupon, Deferred Interest and Pay-in-Kind Bonds	X	X	X	X

Asset Class/Investment Technique	Voya Index Plus LargeCap Portfolio	Voya Index Plus MidCap Portfolio	Voya Index Plus SmallCap Portfolio	Voya Small Company Portfolio
Affiliated Loan Origination and/or Servicing Businesses
Artificial Intelligence	X	X	X	X
Asset-Backed Securities	X	X	X	X
Bank Instruments	X	X	X	X
Borrowing	X	X	X	X
Commercial Mortgage Loans (Private Real Estate Credit)
Commercial Paper	X	X	X	X
Commodities
Common Stocks	X	X	X	X
Convertible Securities	X	X	X	X
Corporate Debt Instruments	X	X	X	X
Credit-Linked Notes	X	X	X	X
Credit Risk Transfers
Custodial Receipts and Trust Certificates
Delayed Funding Loans and Revolving Credit Facilities
Depositary Receipts	X	X	X	X
Derivative Instruments	X	X	X	X
Emerging Markets Investments	X	X	X	X
Equity-Linked Notes
Eurodollar and Yankee Dollar Instruments	X	X	X	X
Event-Linked Bonds
Floating or Variable Rate Instruments	X	X	X	X
Foreign (non-U.S.) Currencies	X	X	X	X
Foreign (non-U.S.) Investments	X	X	X	X
Forward Commitments	X	X	X	X
Futures Contracts	X	X	X	X
Guaranteed Investment Contracts	X	X	X	X
High-Yield Securities	X	X	X	X
Hybrid Instruments	X	X	X	X
Illiquid Securities	X	X	X	X
Inflation-Indexed Bonds
Initial Public Offerings	X	X	X	X
Inverse Floating Rate Securities
Loan Origination
Master Limited Partnerships
Mortgage-Related Securities	X	X	X	X
Municipal Securities	X	X	X
Options	X	X	X	X
Other Investment Companies and Pooled Investment Vehicles	X	X	X	X
Participation on Creditors' Committees
Participatory Notes
Preferred Stocks	X	X	X	X
Private Credit Assets
Private Investments in Public Companies
Real Estate Securities and Real Estate Investment Trusts	X	X	X	X
Repurchase Agreements	X	X	X	X

Asset Class/Investment Technique	Voya Index Plus LargeCap Portfolio	Voya Index Plus MidCap Portfolio	Voya Index Plus SmallCap Portfolio	Voya Small Company Portfolio
Restricted Securities	X	X	X	X
Reverse Repurchase Agreements and Dollar Roll Transactions
Rights and Warrants	X	X	X	X
Securities Lending	X	X	X	X
Senior and Other Bank Loans	X	X	X	X
Short Sales	X	X	X	X
Small- and Mid-Capitalization Issuers	X	X	X	X
Sovereign Debt	X	X	X	X
Special Purpose Acquisition Companies	X	X	X	X
Special Situation Issuers	X	X	X	X
Structured Notes (Debt Instruments)
Supranational Entities	X	X	X	X
Swap Transactions and Options on Swap Transactions	X	X	X	X
Tax Qualification
To Be Announced Sale Commitments	X	X	X	X
Trust Preferred Securities				X
U.S. Government Securities and Obligations	X	X	X	X
When-Issued Securities and Delayed Delivery Transactions	X	X	X	X
Zero-Coupon, Deferred Interest and Pay-in-Kind Bonds	X	X	X	X
Affiliated Loan Origination and/or Servicing Businesses: A Portfolio’s Investment Adviser, Sub-Adviser or an affiliate (“Voya”) may provide certain administrative services to holders of a loan, including the Portfolio. These services may include loan servicing and administration, document retention, recordkeeping, payment collection, maintenance of insurance and, in the event of a borrower default, oversight of the ownership, operation, marketing and distribution of the property on behalf of a Portfolio and others that hold an interest in the commercial mortgage loan, among other administrative services. Subject to prior approval by the Board and the Independent Directors/Trustees, a Portfolio may pay Voya its pro-rata share of the administrative servicing fees for these services and may be responsible for its pro-rata share of certain out-of-pocket expenses incidental to its ownership of the commercial mortgage loan. Voya may also engage unaffiliated sub-servicers to perform all or a portion of these administrative services.
Artificial Intelligence: Artificial intelligence refers to computer systems that can perform tasks that would otherwise require human intelligence and encompasses various different forms of artificial intelligence, including machine learning models. Artificial intelligence is typically designed to analyze data, learn from patterns and experiences, make decisions, and solve problems. Artificial intelligence can be categorized into two types: narrow artificial intelligence, which is designed for specific tasks, and general artificial intelligence, which has the ability to perform any intellectual task that a human can do and includes generative artificial intelligence (“GAI”). GAI is a type of artificial intelligence technology that produces new text, images, audio, and other content based on training data that includes examples of the desired output. Typically, users enter questions, queries, or other inputs that prompt the GAI model or tool to produce output. In addition, some software uses GAI to suggest changes, summarize information, or translate text. Artificial intelligence has various applications in many fields such as healthcare, finance, transportation, and law.
The Investment Adviser or the Sub-Adviser may use and/or expand its use of artificial intelligence in connection with its business, operating and investment activities and a Portfolio’s investments may also use such technologies. Actual usage of such artificial intelligence will vary, and while the Investment Adviser or the Sub-Adviser expects from time to time to adopt and adjust usage policies and procedures governing the use of artificial intelligence by its personnel, there is a risk of misuse of artificial intelligence technologies.
Artificial intelligence is highly reliant on the collection and analysis of large amounts of data and complex algorithms, but it is not possible nor practicable to incorporate all data that would be relevant for a task conducted by artificial intelligence. Therefore, it is possible that the information provided through use of artificial intelligence could be insufficient, incomplete, inaccurate or biased leading to adverse effects for a Portfolio, including, potentially, operational errors and investment losses. It is also possible that, given the limited transparency into the decision-making of artificial intelligence models, the Investment Adviser or the Sub-Adviser may have limited ability to examine the bases for the selections and other outputs of artificial intelligence models.
Artificial intelligence and its current and potential future applications, including in the investment and financial sectors, as well as the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations. Ongoing and future regulatory actions with respect to artificial intelligence generally or artificial intelligence’s use in any industry in particular may alter, perhaps to a materially adverse extent, the ability of the Investment Adviser or the Sub-Adviser, a Portfolio or its investments to utilize artificial intelligence in the manner it has to-date, and may have an adverse impact on the ability of the Investment Adviser or the Sub-Adviser, or the Portfolio or its investments to continue to operate as intended.
Asset-Backed Securities: Asset-backed securities are securities backed by assets that may include such items as credit card and automobile finance receivables, home equity sharing agreements or loans, student loans, consumer loans, installment loan contracts, home equity loans, mobile home loans, boat loans, business and small business loans, project finance loans, airplane leases, and leases of various other types of real and personal property (including those relating to railcars, containers, or telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets), and other non-mortgage-related income streams, such as income from renewable energy projects and franchise rights. Asset-backed securities are “pass-through” securities, meaning that principal and interest payments – net of expenses – made by the borrower on the underlying assets (such as credit card receivables) are passed through to the investor. The value of asset-backed securities based on debt instruments, like that of traditional debt instruments, typically increases when interest rates fall and decreases when interest rates rise. However, these asset-backed securities differ from traditional debt instruments because of their potential for prepayment. A home equity sharing agreement is an agreement between a financial services company and a homeowner which allows a homeowner to access some of the equity in their home in exchange for a specified equity stake in the property. Unlike a mortgage, a home equity sharing agreement is not a loan and does not require a monthly payment. Instead, at the conclusion of the agreement term, the homeowner pays back the equity advance and a percentage of any appreciation in the property value. The price paid for asset-backed securities, the yield expected from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed security. Moreover, when the proceeds of a prepayment are reinvested in these circumstances, a rate of interest will likely be received that is lower than the rate on the security that was prepaid. To the extent that asset-backed securities are purchased at a premium, prepayments may result in a loss to the extent of the premium paid. If such securities are bought at a discount, both scheduled payments and unscheduled prepayments generally will also result in the recognition of income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term asset-backed securities generally fluctuates more widely in response to changes in interest rates than the value of shorter-term asset-backed securities maturity extension risk could increase volatility. When interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other debt instruments, and as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables and other obligations underlying asset-backed securities.
The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the rights of recourse available against the underlying assets and/or the issuer, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The values of asset-backed securities may be affected by other factors, such as the availability of information concerning the pool of assets and its structure, the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the pool of assets, the originator of the underlying assets, or the entities providing the credit enhancement. The market values of asset-backed securities also can depend on the ability of their servicers to service the underlying assets and are, therefore, subject to risks associated with servicers’ performance. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying assets (e.g., failure to document a security interest in the underlying assets properly) may affect the rights of the security holders in and to the underlying assets. In addition, the insolvency of an entity that generated the assets underlying an asset-backed security is likely to result in a decline in the market price of that security as well as costs and delays. Asset-backed securities that do not have the benefit of a security interest in the underlying assets present certain additional risks that are not present with asset-backed securities that do have a security interest in the underlying assets. For example, many securities backed by credit card receivables are unsecured. Additionally, asset-backed securities may be “subordinated” to other interests in the same pool, and a holder of those “subordinated” securities would receive payments only after any obligations to other more “senior” investors have been satisfied.
Collateralized Debt Obligations: Collateralized Debt Obligations (“CDOs”) are a type of asset-backed security and include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. A CBO is an obligation of a trust or other special purpose vehicle backed by a pool of bonds. A CLO is an obligation of a trust or other special purpose vehicle typically collateralized by a pool of loans, which may include senior secured and unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade, or equivalent unrated loans. CDOs may incur management fees and administrative expenses.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, which vary in risk and yield. The riskier portions are the residual, equity, and subordinate tranches, which bear some or all of the risk of default by the debt instruments or loans in the trust, and therefore protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches of a CBO trust or CLO trust typically have higher ratings and lower yields than junior tranches. Despite the protection from the riskier tranches, senior CBO or CLO tranches can experience substantial losses due to actual defaults (including collateral default), the total loss of the riskier tranches due to losses in the collateral, market anticipation of defaults, fraud by the trust, and the illiquidity of CBO or CLO securities.
The risks of an investment in a CDO largely depend on the type of underlying collateral securities and the tranche in which there are investments. Typically, CBOs, CLOs, and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid. CDOs are subject to the typical risks associated with debt instruments discussed elsewhere in this SAI and the Prospectus, including interest rate risk, prepayment and extension risk, credit risk, liquidity risk and market risk. Additional risks of CDOs include: (i) the possibility that distributions from collateral securities will be insufficient to make interest or other payments; (ii) the possibility that the quality of the collateral may decline in value or default, due to factors such as the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying collateral, remoteness of those collateral assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral, and the capability of the servicer of the securitized assets; and (iii) market and liquidity risks affecting the price of a structured finance investment, if required to be sold, at the time of sale. In addition, due to the complex nature of a CDO, an investment in a CDO may not perform as expected. An investment in a CDO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.
Bank Instruments: Bank instruments include certificates of deposit (“CDs”), fixed-time deposits, and other debt and deposit-type obligations (including promissory notes that earn a specified rate of return) issued by: (i) a U.S. branch of a U.S. bank; (ii) a non-U.S. branch of a U.S. bank; (iii) a U.S. branch of a non-U.S. bank; or (iv) a non-U.S. branch of a non-U.S. bank. Bank instruments may be structured as fixed-, variable- or floating-rate obligations.
CDs typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of non-U.S. banks. Eurodollar certificates of deposit are CDs issued by non-U.S. banks with interest and principal paid in U.S. dollars. Eurodollar and Yankee Dollar CDs typically have maturities of less than two years and have interest rates that typically are pegged to SOFR. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers’ acceptances are a customary means of effecting payment for merchandise sold in import-export transactions and are a general source of financing. A fixed-time deposit is a bank obligation payable at a stated maturity date and bearing interest at a fixed rate. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed-time deposit to a third party, although there is generally no market for such deposits. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.
Certain bank instruments, such as some CDs, are insured by the FDIC up to certain specified limits. Many other bank instruments, however, are neither guaranteed nor insured by the FDIC or the U.S. government. These bank instruments are “backed” only by the creditworthiness of the issuing bank or parent financial institution. U.S. and non-U.S. banks are subject to different governmental regulation. They are subject to the risks of investing in the particular issuing bank and of investing in the banking and financial services sector generally. Certain obligations of non-U.S. banks, including Eurodollar and Yankee dollar obligations, involve different and/or heightened investment risks than those affecting obligations of U.S. banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of U.S. banks; (iii) a non-U.S. jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) non-U.S. deposits may be seized or nationalized; (v) non-U.S. governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal and/or interest on those obligations; (vi) there may be less publicly available information concerning non-U.S. banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to non-U.S. banks may differ (including those that are less stringent) from those applicable to U.S. banks. Non-U.S. banks generally are not subject to examination by any U.S. government agency or instrumentality.
Borrowing: Borrowing may result in leveraging of a Portfolio’s assets. This borrowing may be secured or unsecured. Borrowing, like other forms of leverage, will tend to exaggerate the effect on NAV of any increase or decrease in the market value of a Portfolio’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Provisions of the 1940 Act require a Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Portfolio’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell holdings at that time.
From time to time, a Portfolio may enter into, and make borrowings for temporary purposes related to the redemption of shares under, a credit agreement with third-party lenders. Borrowings made under such credit agreements will be allocated pursuant to guidelines approved by the Board.
A Portfolio may engage in other transactions that may have the effect of creating leverage in the Portfolio’s portfolio, including, by way of example, reverse repurchase agreements, dollar rolls, and derivatives transactions. A Portfolio will generally not treat such transactions as borrowings of money.
Commercial Mortgage Loans (Private Real Estate): Commercial mortgage loans are mortgage-related securities secured by commercial real estate (such as office buildings, retail space, apartment complexes, or industrial warehouses) or interests therein. Commercial mortgage loans and similar private real estate credit instruments are generally originated or acquired through privately negotiated transactions, may be illiquid, and may be valued using models or third-party pricing inputs. The performance of these investments depends on borrower cash flows, collateral values, refinancing conditions, and real estate market trends.

Commercial mortgage loans are subject to the risk that borrowers may be unable to refinance or repay loans at maturity, particularly during periods of rising interest rates, declining property values, or reduced availability of credit. In the event of borrower default, a Portfolio may experience delays or reductions in recoveries. As a result of its ownership of commercial mortgage loans, a Portfolio may, in certain circumstances, acquire, hold, and subsequently sell real estate obtained through foreclosure proceedings or otherwise acquire an indirect ownership interest in real estate. For example, in connection with a co-lending or similar structure, a Portfolio may hold a membership or other equity interest in a limited liability company or similar special purpose entity formed to foreclose upon, own, operate and/or dispose of the underlying real estate collateral. A Portfolio’s intention to qualify as a regulated investment company under the Code may limit the extent to which the Portfolio may exercise its rights by directly owning or operating real estate or may require the Portfolio to do so through a taxable subsidiary or other entity, potentially reducing returns to shareholders.
The value and performance of commercial mortgage loans may be adversely affected by property level factors, including tenant vacancies, lease rollovers, tenant credit quality, operating expenses, capital expenditures, and local, regional, or sector specific real estate market conditions. Commercial mortgage loans may be structurally or contractually subordinated to other indebtedness, and declines in collateral value may result in losses to a Portfolio.
Because these investments are generally illiquid, a Portfolio may not be able to sell commercial mortgage loans at desired times or prices, and valuations may differ from amounts ultimately realized, particularly during periods of market stress.
Commercial Paper: Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Commercial paper may consist of U.S. dollar- or foreign currency-denominated obligations of U.S. or non-U.S. issuers, and may be rated or unrated. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.
Section 4(a)(2) commercial paper is commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(a)(2) of the 1933 Act (“Section 4(a)(2) paper”). Section 4(a)(2) paper is restricted as to disposition under the U.S. federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) paper is normally resold to other investors through or with the assistance of the issuer or dealers who make a market in Section 4(a)(2) paper, thus providing liquidity.
Commodities: A Portfolio may gain exposure to commodity markets by investing in commodity-related instruments. Such instruments include, (i) commodity-linked derivatives such as futures contracts and options, that are designed to provide a Portfolio with exposure to the commodities market without necessarily investing directly in physical commodities; and (ii) exchange traded investment vehicles that are designed to provide exposure to the investment return of assets that trade in the commodities markets, without investing directly in physical commodities. Commodities values may be highly volatile, and may decline rapidly and without warning. The values of commodity related instruments will typically be substantially affected by changes in the values of their underlying commodity, commodity index, futures contract, or other economic variable to which they are related. Additionally, economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying commodity or other relevant economic variable.
Common Stocks: Common stock represents an equity or ownership interest in an issuer. A common stock may decline in value due to an actual or perceived deterioration in the prospects of the issuer, an actual or anticipated reduction in the rate at which dividends are paid, or other factors affecting the value of an investment, or due to a decline in the values of stocks generally or of stocks of issuers in a particular industry or market sector. The values of common stocks may be highly volatile. If an issuer of common stock is liquidated or declares bankruptcy, the claims of owners of debt instruments and preferred stock take precedence over the claims of those who own common stock, and as a result the common stock could become worthless.
Convertible Securities: Convertible securities are securities that combine the investment characteristics of debt instruments and common stocks. Convertible securities typically consist of debt instruments or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt instruments with warrants or common stock attached and derivatives combining the features of debt instruments and equity securities. Other convertible securities with additional or different features and risks may become available in the future. Convertible securities involve risks similar to those of both debt instruments and equity securities. In a corporation’s capital structure, convertible securities are senior to common stock but are usually subordinated to senior debt instruments of the issuer.
The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible debt instrument). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like a nonconvertible debt instrument or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a debt instrument, and the price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar debt instrument, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment grade or are not rated, and they are generally subject to greater levels of credit risk and liquidity risk.
Contingent Convertible Securities (“CoCos”): CoCos are a form of hybrid debt instrument. They are subordinated instruments that are designed to behave like bonds or preferred equity in times of economic health for the issuer, yet absorb losses when a pre-determined trigger event affecting the issuer occurs. CoCos are either convertible into equity at a predetermined share price or written down if a pre-specified trigger event occurs. Trigger events vary by individual security and are defined by the documents governing the contingent convertible security. Such trigger events may include a decline in the issuer’s capital below a specified threshold level, an increase in the issuer’s risk-weighted assets, the share price of the issuer falling to a particular level for a certain period of time, and certain regulatory events. CoCos are subject to credit, interest rate, high-yield securities, foreign investments and market risks associated with both debt instruments and equity securities. In March 2023, a Swiss regulator required a write-down of outstanding CoCos to zero, notwithstanding the fact that the equity shares continued to exist and have economic value. It is currently unclear whether regulators of issuers in other jurisdictions will take similar actions. In addition, CoCos have no stated maturity and have fully discretionary coupons.  If the CoCos are converted into the issuer’s underlying equity securities following a conversion event, each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument, hence worsening the holder’s standing in a bankruptcy proceeding.
Corporate Debt Instruments: Corporate debt instruments are long and short-term debt instruments typically issued by businesses to finance their operations. Corporate debt instruments are issued by public or private issuers, as distinct from debt instruments issued by a government or its agencies. The issuer of a corporate debt instrument typically has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. The broad category of corporate debt instruments includes debt issued by U.S. or non-U.S. issuers of all kinds, including those with small-, mid- and large-capitalizations. The category also includes bank loans, as well as assignments, participations and other interests in bank loans. Corporate debt instruments may be rated investment grade or below investment grade and may be structured as fixed-, variable or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. They may also be senior or subordinated obligations. Because of the wide range of types and maturities of corporate debt instruments, as well as the range of creditworthiness of issuers, corporate debt instruments can have widely varying risk/return profiles.
Corporate debt instruments carry both credit risk and interest rate risk. Credit risk is the risk that an investor could lose money if the issuer of a corporate debt instrument is unable to pay interest or repay principal when it is due. Some corporate debt instruments that are rated below investment grade (commonly referred to as “junk bonds”) are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt instruments. The credit risk of a particular issuer’s debt instrument may vary based on its priority for repayment. For example, higher-ranking (senior) debt instruments have a higher priority than lower ranking (subordinated) debt instruments. This means that the issuer might not make payments on subordinated debt instruments while continuing to make payments on senior debt instruments. In addition, in the event of bankruptcy, holders of higher-ranking senior debt instruments may receive amounts otherwise payable to the holders of more junior securities. The market value of corporate debt instruments may be expected to rise and fall inversely with interest rates generally. In general, corporate debt instruments with longer terms tend to fall more in value when interest rates rise than corporate debt instruments with shorter terms. The value of a corporate debt instrument may also be affected by supply and demand for similar or comparable securities in the marketplace. Fluctuations in the value of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in NAV. Corporate debt instruments generally trade in the over-the-counter market and can be less liquid than other types of investments, particularly during adverse market and economic conditions.
Credit-Linked Notes: Credit-linked notes are privately negotiated obligations whose returns are linked to the returns of one or more designated securities or other instruments that are referred to as “reference securities,” such as an emerging market bond. A credit-linked note typically is issued by a special purpose trust or similar entity and is a direct obligation of the issuing entity. The entity, in turn, invests in debt instruments or derivative contracts in order to provide the exposure set forth in the credit-linked note. The periodic interest payments and principal obligations payable under the terms of the note typically are conditioned upon the entity’s receipt of payments on its underlying investment. Purchasing a credit-linked note assumes the risk of the default or, in some cases, other declines in credit quality of the reference securities. There is also exposure to the issuer of the credit-linked note in the full amount of the purchase price of the note and the note is often not secured by the reference securities or other collateral.
The market for credit-linked notes may be or may become illiquid. The number of investors with sufficient understanding to support transacting in the notes may be quite limited, and may include only the parties to the original purchase/sale transaction. Changes in liquidity may result in significant, rapid and unpredictable changes in the value for credit-linked notes. In certain cases, a market price for a credit-linked note may not be available and it may be difficult to determine a fair value of the note.
Credit Risk Transfers: Credit Risk Transfer securities (“CRTs”) are instruments through which the credit risk associated with a reference pool of assets (e.g. residential mortgage loans or mortgage-backed securities) is transferred from a sponsoring entity, such as a government-sponsored enterprise or other financial institution, to investors. CRTs may be structured as notes or certificates issued by a special purpose vehicle and may be unfunded or partially funded, and a Portfolio’s return on a CRT investment is generally dependent on the performance of the underlying reference assets rather than on direct ownership of those assets. CRTs are subject to credit risk associated with the underlying reference assets, including the risk of higher-than-expected defaults or losses, as well as structural risks, including the risk that losses are allocated to the tranche in which the Fund invests before other tranches, model risk, valuation risk, and the risk that a Portfolio’s investment may not receive payments if losses exceed specified thresholds. CRTs may also be subject to liquidity risk, interest rate risk, counterparty risk, and regulatory or legal risks, including risks related to changes in the structure or support of government-sponsored enterprises.
Custodial Receipts and Trust Certificates: Custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, represent interests in instruments held by a custodian or trustee. The instruments so held may include U.S. government securities or other types of instruments. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying instruments, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. The holder of custodial receipts and trust certificates will bear its proportionate share of the fees and expenses charged to the custodial account or trust. There may also be investments in separately issued interests in custodial receipts and trust certificates. Custodial receipts may be issued in multiple tranches, representing different interests in the payment streams in the underlying instruments (including as to priority of payment).
In the event an underlying issuer fails to pay principal and/or interest when due, a holder could be required to assert its rights through the custodian bank, and assertion of those rights may be subject to delays, expenses, and risks that are greater than those that would have been involved if the holder had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying instruments have been deposited is determined to be an association taxable as a corporation instead of a non-taxable entity, the yield on the underlying instruments would be reduced by the amount of any taxes paid.
Certain custodial receipts and trust certificates may be synthetic or derivative instruments that pay interest at rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below, or rise above, a specified rate. These instruments include inverse and range floaters. Because some of these instruments represent relatively recent innovations and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of instruments and may present greater potential for capital gain or loss, including potentially loss of the entire principal investment. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information, and an established secondary market for some instruments may not exist. In many cases, the IRS has not ruled on the tax treatment of the interest or payments received on such derivative instruments.
Delayed Funding Loans and Revolving Credit Facilities: Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans, up to a maximum amount, upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that, as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility (whereas, in the case of a delayed funding loan, such amounts may not be “re-borrowed”). Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. Agreeing to participate in a delayed funding loan or a revolving credit facility may have the effect of requiring an increased investment in an issuer at a time when such investment might not otherwise have been made (including at a time when the issuer’s financial condition makes it unlikely that such amounts will be repaid). To the extent that there is such a commitment to advancing additional funds, assets that are determined to be liquid by the Investment Adviser or the Sub-Adviser in accordance with procedures established by the Board will at times be segregated, in an amount sufficient to meet such commitments.
Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer and only limited opportunities may exist to resell such instruments. As a result, such investments may not be sold at an opportune time or may have to be resold at less than fair market value.
Depositary Receipts: Depositary receipts are typically trust receipts issued by a U.S. bank or trust company that evince an indirect interest in underlying securities issued by a foreign entity, and are in the form of sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).
Generally, ADRs are publicly traded on a U.S. stock exchange or in the OTC market, and are denominated in U.S. dollars, and the depositaries are usually a U.S. financial institution, such as a bank or trust company, but the underlying securities are issued by a foreign issuer.
GDRs may be traded in any public or private securities markets in U.S. dollars or other currencies and generally represent securities held by institutions located anywhere in the world. For GDRs, the depositary may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer.
EDRs are generally issued by a European bank and traded on local exchanges.
Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depositary), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositaries of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer’s request. Holders of unsponsored depositary receipts, which are created independently of the issuer of the underlying security, generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights with respect to the underlying securities to depositary receipt holders. As a result, available information concerning the issuer of an unsponsored depositary receipt may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.
In addition, a depositary or issuer may unwind its depositary receipt program, or the relevant exchange may require depositary receipts to be delisted, which could require a Portfolio to sell its depositary receipts (potentially at disadvantageous prices) or to convert them into shares of the underlying non-U.S. security (which could adversely affect their value or liquidity). Depositary receipts also may be subject to illiquidity risk, and trading in depositary receipts may be suspended by the relevant exchange.
ADRs, GDRs and EDRs are subject to many of the same risks associated with investing directly in foreign issuers. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities it will be subject to the currency risk of both the investment in the depositary receipt and the underlying securities. The value of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action.
Derivative Instruments: Derivatives are financial contracts whose values change based on changes in the values of one or more underlying assets or the difference between underlying assets. Underlying assets may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Examples of derivative instruments include swap agreements, forward commitments, futures contracts, and options. Derivatives may be traded on contract markets or exchanges, or may take the form of contractual arrangements between private counterparties. Investing in derivatives involves counterparty risk, particularly with respect to contractual arrangements between private counterparties. Derivatives can be highly volatile and involve risks in addition to, and potentially greater than, the risks of the underlying asset(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. Derivatives typically involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the effect intended. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Legislation and regulation of derivatives in the United States and other countries, including margin, clearing, trading, reporting, and position limits, may make derivatives more costly and/or less liquid, limit the availability of certain types of derivatives, cause changes in the use of derivatives, or otherwise adversely affect the use of derivatives.
Certain derivative transactions require margin or collateral to be posted to and/or exchanged with a broker, prime broker, futures commission merchant, exchange, clearing house, or other third party, whether directly or through a segregated custodial account. If an entity holding the margin or collateral becomes bankrupt or insolvent or otherwise fails to perform its obligations due to financial difficulties, there could be delays and/or losses in liquidating open positions purchased or sold through such entity and/or recovering amounts owed, including a loss of all or part of its collateral or margin deposits with such entity.
Some derivatives may be used for “hedging,” meaning that they may be used when the manager seeks to protect investments from a decline in value, which could result from changes in interest rates, market prices, currency fluctuations, and other market factors. Derivatives may also be used when the manager seeks to increase liquidity; implement a cash management strategy; invest in a particular stock, bond, or segment of the market in a more efficient or less expensive way; modify the characteristics of portfolio investments; and/or to enhance return. However, when derivatives are used, their successful use is not assured and will depend upon the manager’s ability to predict and understand relevant market movements.
Derivatives Regulation: The U.S. government has enacted legislation that provides for regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The EU, the UK, and certain other jurisdictions have implemented or are in the process of implementing similar requirements, which will affect derivatives transactions with a counterparty organized in, or otherwise subject to, the EU’s or other jurisdiction’s derivatives regulations. Clearing rules and other rules and regulations could, among other things, restrict a registered investment company's ability to engage in, or increase the cost of, derivatives transactions, for example, by eliminating the availability of some types of derivatives, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. While these rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (e.g., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency, or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, central clearing and related requirements may expose investors to different kinds of costs and risks. For example, in the event of a counterparty's (or its affiliate's) insolvency, a Portfolio's ability to exercise remedies (such as the termination of transactions, netting of obligations and realization on collateral) could be stayed or eliminated under new special resolution regimes adopted in the United States, the EU, the UK and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the liabilities of counterparties who are subject to such proceedings in the EU and the UK could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).
Additionally, U.S. regulators, the EU, the UK, and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared derivatives transactions. These regulations have had a material impact on the use of uncleared derivatives. These rules impose minimum margin requirements on derivatives transactions between a registered investment company and its counterparties and in certain cases increase the amount of margin required. They impose regulatory requirements on the timing of transferring margin and the types of collateral that parties are permitted to exchange.

Short sales are subject to certain SEC regulations and certain EU and UK regulations (under which there are restrictions on net short sales in certain securities). If the SEC or regulatory authorities in other jurisdictions were to adopt additional restrictions regarding short sales, they could restrict a Portfolio's ability to engage in short sales in certain circumstances, and the Portfolio may be unable to execute its investment strategy as a result. In response to market events, the SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans or other restrictions on short sales of certain securities or on derivatives and other hedging instruments used to achieve a similar economic effect. Such bans or other restrictions may make it impossible for a Portfolio to execute certain investment strategies and may have a material adverse effect on a Portfolio's ability to generate returns. See also “Risks of transactions in futures contracts and related options” for more information.
The SEC adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”), related to the use of derivatives, reverse repurchase agreements, and certain other transactions by registered investment companies. In connection with the adoption of Rule 18f-4, the SEC withdrew prior guidance requiring compliance with an asset segregation framework for covering certain derivative instruments and related transactions. Rule 18f-4, like the prior guidance, provides a mechanism by which a Portfolio is able to engage in derivatives transactions, even if the derivatives are considered to be “senior securities” for purposes of Section 18 of the 1940 Act, and it is expected that a Portfolio will continue to rely on that exemption, to the extent applicable. Rule 18f-4, among other things, requires a fund to apply value-at-risk (“VaR”) leverage limits to its investments in derivatives transactions and certain other transactions that create future payment and delivery obligations as well as implement a derivatives risk management program. Generally, these requirements apply unless a fund satisfies Rule 18f-4's “limited derivatives users” exception. When a fund invests in reverse repurchase agreements or similar financing transactions, including certain tender option bonds, Rule 18f-4 requires the fund to either aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio or treat all such transactions as derivatives transactions.
Exclusions of the Investment Adviser from commodity pool operator definition: With respect to each Portfolio, the Investment Adviser has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (the “CEA”) and the rules thereunder and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to each Portfolio, the Investment Adviser is relying upon a related exclusion from the definition of “commodity trading advisor” under the CEA and the rules of the CFTC.
The terms of the CPO exclusion require each Portfolio, among other things, to adhere to certain limits on its exposure to “commodity interests.” Commodity interests include futures, options on futures, and certain swaps, which, in turn, include non-deliverable forward currency contracts. Compliance with the terms of the CPO exclusion may limit the ability of the Investment Adviser to manage the investment program of each Portfolio in the same manner as it would in the absence of the exclusion. Each Portfolio is not intended as a vehicle for trading in the commodity interests markets. The CFTC has neither reviewed nor approved the Investment Adviser’s reliance on the exclusion, or each Portfolio, its investment strategies, or this SAI.
Emerging Markets Investments: Investments in emerging markets are generally subject to a greater risk of loss than investments in developed markets. This may be due to, among other things, the possibility of greater market volatility, lower trading volume and liquidity, greater risk of expropriation, nationalization, and social, political and economic instability, greater reliance on a few industries, international trade or revenue from particular commodities, less developed accounting, legal and regulatory systems, higher levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more significant governmental limitations on investment activity as compared to those typically found in a developed market. In addition, issuers (including governments) in emerging market countries may have less financial stability than in other countries. As a result, there will tend to be an increased risk of price volatility in investments in emerging market countries, which may be magnified by currency fluctuations relative to a base currency. Settlement and asset custody practices for transactions in emerging markets may differ from those in developed markets. Such differences may include possible delays in settlement and certain settlement practices, such as delivery of securities prior to receipt of payment, which increases the likelihood of a “failed settlement.” Failed settlements can result in losses. For these and other reasons, investments in emerging markets are often considered speculative.
Investing through Bond Connect: Chinese debt instruments trade on the China Interbank Bond Market (“CIBM”) and may be purchased through a market access program that is designed to, among other things, enable foreign investment in the People’s Republic of China (“Bond Connect”). There are significant risks inherent in investing in Chinese debt instruments, similar to the risks of other debt instruments markets in emerging markets. The prices of debt instruments traded on the CIBM may fluctuate significantly due to low trading volume and potential lack of liquidity. The rules to access debt instruments that trade on the CIBM through Bond Connect are relatively new and subject to change, which may adversely affect a Portfolio's ability to invest in these instruments and to enforce its rights as a beneficial owner of these instruments. Trading through Bond Connect is subject to a number of restrictions that may affect a Portfolio’s investments and returns.
Investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in China, which could pose risks to a Portfolio. CIBM does not support all trading strategies (such as short selling) and investments in Chinese debt instruments that trade on the CIBM are subject to the risks of suspension of trading without cause or notice, trade failure or trade rejection and default of securities depositories and counterparties. Furthermore, Chinese debt instruments purchased via Bond Connect will be held via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Money Markets Unit (“CMU”) maintained with a China-based depository (either the China Central Depository & Clearing Co. (“CDCC”) or the Shanghai Clearing House (“SCH”)). A Portfolio’s ownership interest in these Chinese debt instruments will not be reflected directly in book entry with CDCC or SCH and will instead only be reflected on the books of a Portfolio’s Hong Kong sub-custodian. Therefore, a Portfolio’s ability to enforce its rights as a bondholder may depend on CMU’s ability or willingness as record-holder of the bonds to enforce the Portfolio’s rights as a bondholder. Additionally, the omnibus manner in which Chinese debt instruments are held could expose a Portfolio to the credit risk of the relevant securities depositories and a Portfolio’s Hong Kong sub-custodian. While a Portfolio holds a beneficial interest in the instruments it acquires through Bond Connect, the mechanisms that beneficial owners may use to enforce their rights are untested. In addition, courts in China have limited experience in applying the concept of beneficial ownership. Moreover, Chinese debt instruments acquired through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.
A Portfolio’s investments in Chinese debt instruments acquired through Bond Connect are generally subject to a number of regulations and restrictions, including Chinese securities regulations and listing rules, loss recovery limitations and disclosure of interest reporting obligations. A Portfolio will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Bond Connect. Bond Connect can only operate when both China and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. The rules applicable to taxation of Chinese debt instruments acquired through Bond Connect remain subject to further clarification. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for a Portfolio, which may negatively affect investment returns for shareholders.
Investing through Stock Connect: A Portfolio may, directly or indirectly (through, for example, participation notes or other types of equity-linked notes), purchase shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”) through the Shanghai-Hong Kong Stock Connect (“Stock Connect”), a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. There are significant risks inherent in investing in China A-Shares through Stock Connect. The underdeveloped state of PRC’s investment and banking systems subjects the settlement, clearing, and registration of China A-Shares transactions to heightened risks. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if either or both markets are closed on a U.S. trading day, a Portfolio may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the Portfolio’s performance. PRC regulations require that a Portfolio that wishes to sell its China A-Shares pre-deliver the China A-Shares to a broker. If the China A-Shares are not in the broker’s possession before the market opens on the day of sale, the sell order will be rejected. This requirement could also limit a Portfolio’s ability to dispose of its China A-Shares purchased through Stock Connect in a timely manner. Additionally, Stock Connect is subject to daily quota limitations on purchases of China A Shares. Once the daily quota is reached, orders to purchase additional China A-Shares through Stock Connect will be rejected. A Portfolio’s investment in China A-Shares may only be traded through Stock Connect and is not otherwise transferable. Stock Connect utilizes an omnibus clearing structure, and the Portfolio’s shares will be registered in its custodian’s name on the Central Clearing and Settlement System. This may limit the ability of the Investment Adviser or Sub-Adviser to effectively manage a Portfolio, and may expose the Portfolio to the credit risk of its custodian or to greater risk of expropriation. Investment in China A-Shares through Stock Connect may be available only through a single broker that is an affiliate of the Portfolio’s custodian, which may affect the quality of execution provided by such broker. Stock Connect restrictions could also limit the ability of a Portfolio to sell its China A-Shares in a timely manner, or to sell them at all. Further, different fees, costs and taxes are imposed on foreign investors acquiring China A-Shares acquired through Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure. Stock Connect trades are settled in Renminbi (“RMB”), the official currency of PRC, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.
Equity-Linked Notes: An equity-linked note (“ELN”) is an investment whose value is based on the value of a single equity security, basket of equity securities, or an index of equity securities (each, an “underlying equity”). Generally, when purchasing an ELN, a Portfolio pays the counterparty (usually a bank or brokerage firm) the current value of the underlying equity plus a commission. Upon the maturity of the ELN, a Portfolio generally is entitled to receive the par value plus a return based on the appreciation of the underlying equity. If the underlying equity has depreciated in value or if the price fluctuates outside of a preset range, depending on the type of ELN in which a Portfolio invested, the Portfolio may receive only the principal amount of the note, or may lose the principal invested in the ELN entirely.
ELNs are available with an assortment of features, such as periodic coupon payments (e.g., monthly, quarterly, or semiannually); varied participation rates (the rate at which a Portfolio participates in the appreciation of the underlying equity); limitations on the appreciation potential of the underlying equity by a maximum payment or call right; and different protection levels on a Portfolio’s principal investment. In addition, when the underlying equity is foreign securities or indices, an ELN may be priced with or without currency exposure. A Portfolio may engage in all types of ELNs, including those that: (1) provide for protection of the Portfolio’s principal in exchange for limited participation in the appreciation of the underlying equity, and (2) do not provide for such protection and subject the Portfolio to the risk of loss of the Portfolio’s principal investment.
An ELN may provide interest income, thereby offering a yield advantage over investing directly in the underlying equity. ELNs also may enable a Portfolio to obtain a return (the coupon payment) without risk to principal (in principal-protected ELNs) if the general price movement of the underlying equity is correctly anticipated. A Portfolio’s successful use of ELNs will usually depend on the Sub-Adviser’s ability to accurately assess the terms of the ELN and forecast the credit quality of the issuer and the movements in the value of the underlying equity. Should the prices of the underlying equity move in an unexpected manner, a Portfolio may not achieve the anticipated benefits of the investment in the ELN, and it may realize losses, which could be significant and could include the Portfolio’s entire principal investment.
In addition, an investment in an ELN possesses the risks associated with the underlying equity, such as management risk, market risk, and as applicable, foreign securities and currency risks. In addition, because ELNs are in note form, ELNs are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. An ELN also bears the risk that the issuer of the ELN will default or become bankrupt. In such an event, a Portfolio may have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. A downgrade or impairment to the credit rating of the issuer may also negatively impact the value of the ELN, regardless of the price of the underlying equity.
A Portfolio may also experience liquidity issues when investing in ELNs. The secondary market for ELNs may be limited, and the lack of liquidity in the secondary market may make ELNs difficult to sell and value. The market for those ELNs that are exchange traded may be thinly traded and no assurance of liquidity is provided.
ELNs may exhibit price behavior that does not correlate with the underlying equity. In addition, the performance of an ELN is the responsibility only of the issuer of the ELN and not the issuer of the underlying equity. As the holder of an ELN, a Portfolio generally has no rights to the underlying equity, including no voting rights or rights to receive dividends, although the amount of expected dividends to be paid during the term of the instrument are factored into the pricing and valuation of the underlying equity at inception.
An ELN is a form of Structured Note. See “Structured Notes” for more information.
Europe: European financial markets are vulnerable to volatility and losses arising from concerns about the potential exit of member countries from the EU and/or the Economic and Monetary Union of the European Union (the “EMU”) and, in the latter case, the reversion of those countries to their national currencies. Defaults by EMU member countries on sovereign debt, as well as any future discussions about exits from the EMU, may negatively affect a Portfolio’s investments in the defaulting or exiting country, in issuers, both private and governmental, with direct exposure to that country, and in European issuers generally. The UK left the EU on January 31, 2020 (commonly known as “Brexit”). The UK and the EU entered into a Trade and Cooperation Agreement that sets out the agreement for certain parts of the future relationship from January 1, 2021, but uncertainty remains in certain areas regarding the future UK-EU relationship.
From January 1, 2021, EU laws ceased to apply in the UK, with many being assimilated into UK law. The UK government has enacted legislation to repeal, replace or make substantial amendments to these laws, with a view to them being replaced by purely domestic legislation. The process of revoking EU laws and replacing them with bespoke UK laws has already begun, creating unpredictable consequences for financial markets and investments. Brexit could significantly impact the UK, European, and global macroeconomic conditions, leading to prolonged political, legal, regulatory, tax, and economic uncertainty. This uncertainty may affect opportunities, pricing, availability, and cost of financing, regulation, values, or exit opportunities of companies or assets based in, doing business with, or having significant relationships in the UK or EU.
Eurodollar and Yankee Dollar Instruments: Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. The Eurodollar market is relatively free of regulations resulting in deposits that may pay somewhat higher interest than onshore markets. Their offshore locations make them subject to political and economic risk in the country of their domicile. Yankee dollar instruments are U.S. dollar-denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers and may carry the same risks as investing in foreign (non-U.S.) securities.
Event-Linked Bonds: Event-linked exposure typically results in gains or losses depending on the occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, there may be a loss of a portion, or all, of the principal invested in the bond. If no trigger event occurs, the principal plus interest will be recovered. For some event-linked bonds, the trigger event or losses may be based on issuer-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Event-linked bonds often provide for extensions of maturity that are mandatory, or optional, at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred.
Floating or Variable Rate Instruments: Variable and floating rate instruments are a type of debt instrument that provides for periodic adjustments in the interest rate paid on the instrument. Variable rate instruments provide for the automatic establishment of a new interest rate on set dates, while floating rate instruments provide for an automatic adjustment in the interest rate whenever a specified interest rate changes. Variable rate instruments will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.
There is a risk that the current interest rate on variable and floating rate instruments may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate instruments are structured with liquidity features such as: (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries; or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt instruments (market-dependent liquidity features). The market-dependent liquidity features may not operate as intended as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors or the inability or unwillingness of a participating broker-dealer to make a secondary market for such instruments. As a result, variable or floating rate instruments that include market-dependent liquidity features may lose value and the holders of such instruments may be required to retain them for an extended period of time or indefinitely.

Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate instruments than on the market value of comparable debt instruments. Thus, investing in variable and floating rate instruments generally allows less potential for capital appreciation and depreciation than investing in comparable debt instruments.
Foreign (Non-U.S.) Currencies: Investments in issuers in different countries are often denominated in foreign currencies. Changes in the values of those currencies relative to the U.S. dollar may have a positive or negative effect on the values of investments denominated in those currencies. Investments may be made in currency exchange contracts or other currency-related transactions (including derivatives transactions) to manage exposure to different currencies. Also, these contracts may reduce or eliminate some or all of the benefits of favorable currency fluctuations. The values of foreign currencies may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by national governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments. Currency values can decrease significantly both in the short term and over the long term in response to these and other developments. Continuing uncertainty as to the status of the Euro and the EMU has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU, or any continued uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of portfolio investments. Some foreign countries have managed currencies, which do not float freely against the U.S. dollar.
Foreign (Non-U.S.) Investments: Investments in non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in U.S. issuers. Similar risks may apply to instruments traded on a U.S. exchange that are issued by issuers with significant exposure to non-U.S. countries. The less developed a country’s securities market is, the greater the level of risk. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. instruments are normally denominated and traded in currencies other than the U.S. dollar, the value of the assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. issuer than about a U.S. issuer, and many non-U.S. issuers are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States. The securities of some non-U.S. issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign (non-U.S.) security trading, settlement, and custodial practices (including those involving securities settlement where the assets may be released prior to receipt of payment) are often less well developed than those in U.S. markets, and may result in increased risk of substantial delays in the event of a failed trade or in insolvency of, or breach of obligation by, a foreign broker-dealer, securities depository, or foreign sub-custodian. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, imposition of tariffs or other economic and trade sanctions, entering or exiting trade or other intergovernmental agreements, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the investments in certain non-U.S. countries. In certain foreign markets an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where such shares are voted. This is referred to as “share blocking.” The blocking period can last up to several weeks. Share blocking may prevent buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country. Economic or other sanctions imposed on a foreign country or issuer by the U.S., or on the U.S. by a foreign country, could impair a Portfolio’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain securities. Sanctions could also affect the value and/or liquidity of a foreign (non-U.S.) security. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Forward Commitments: Forward commitments are contracts to purchase securities for a fixed price at a future date beyond customary settlement time. A forward commitment may be disposed of prior to settlement. Such a disposition would result in the realization of short-term profits or losses.
Payment for the securities pursuant to one of these transactions is not required until the delivery date. However, the purchaser assumes the risks of ownership (including the risks of price and yield fluctuations) and the risk that the security will not be issued or delivered as anticipated. If a Portfolio makes additional investments while a delayed delivery purchase is outstanding, this may result in a form of leverage. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.
Forward Currency Contracts: A forward currency contract is an obligation to purchase or sell a specified currency against another currency at a future date and price as agreed upon by the parties. Forward contracts usually are entered into with banks and broker-dealers and usually are for less than one year, but may be renewed. Forward contracts may be held to maturity and make the contemplated payment and delivery, or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Portfolio would be able to close out a forward currency contract at a favorable price or time prior to maturity.

Forward currency transactions may be used for hedging purposes. For example, a Portfolio might sell a particular currency forward if it holds bonds denominated in that currency but the Investment Adviser (or Sub-Adviser, if applicable) anticipates, and seeks to protect the Portfolio against, a decline in the currency against the U.S. dollar. Similarly, a Portfolio might purchase a currency forward to “lock in” the dollar price of securities denominated in that currency which the Investment Adviser (or Sub-Adviser, if applicable) anticipates purchasing for the Portfolio.
Hedging against a decline in the value of a currency does not limit fluctuations in the prices of portfolio securities or prevent losses to the extent they arise from factors other than changes in currency exchange rates. In addition, hedging transactions may limit opportunities for gain if the value of the hedged currency should rise. Moreover, it may not be possible to hedge against a devaluation that is so generally anticipated that no contracts are available to sell the currency at a price above the devaluation level it anticipates. The cost of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.
Futures Contracts: A futures contract is an agreement between two parties to buy or sell in the future a specific quantity of an underlying asset at a specific price and time agreed upon when the contract is made. Futures contracts are traded in the U.S. only on commodity exchanges or boards of trade - known as “contract markets” - approved for such trading by the CFTC, and must be executed through a futures commission merchant (also referred to herein as a “broker”) which is a member of the relevant contract market. Futures are subject to the creditworthiness of the futures commission merchant(s) and clearing organizations involved in the transaction.
Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying asset). For instance, the sale of physically settled futures contracts on foreign currencies or financial instruments creates an obligation of the seller to deliver a specified quantity of an underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. Conversely, the purchase of such futures contracts creates an obligation of the purchaser to pay for and take delivery of the underlying asset called for in the contract for a stated price at a specified time. In some cases, the specific instruments delivered or taken, respectively, on the settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made.
Some futures contracts are cash settled (rather than physically settled), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. See, for example, “Index Futures Contracts” below.
The value of a futures contract typically fluctuates in correlation with the increase or decrease in the value of the underlying asset. The buyer of a futures contract enters into an agreement to purchase the underlying asset on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying asset on the settlement date and is said to be “short” the contract.
The purchaser or seller of a futures contract is not required to deliver or pay for the underlying asset unless the contract is held until the settlement date. The purchaser or seller of a futures contract is required to deposit “initial margin” with a futures commission merchant when the futures contract is entered into. Initial margin is typically calculated as a percentage of the contract's notional amount. A futures contract is valued daily at the official settlement price of the exchange on which it is traded. Each day cash is paid or received, called “variation margin,” equal to the daily change in value of the futures contract. The minimum initial margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Additional margin may be required by the futures commission merchant.
The risk of loss in trading futures contracts can be substantial, because of the low margin required, the extremely high degree of leverage involved in futures pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. Thus, a purchase or sale of a futures contract may result in unlimited losses. In the event of adverse price movements, an investor would continue to be required to make daily cash payments to maintain its required margin. In addition, on the settlement date, an investor may be required to make or take delivery of the assets underlying the futures positions it holds.
Futures can be held until their settlement dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. It may not be possible to liquidate or close out a futures contract at any particular time or at an acceptable price and an investor would remain obligated to meet margin requirements until the position is closed. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially resulting in substantial losses. The inability to close futures positions could require maintaining a futures positions under circumstances where the manager would not otherwise have done so, resulting in losses.
If a Portfolio buys or sells a futures contract as a hedge to protect against a decline in the value of a portfolio investment, changes in the value of the futures position may not correlate as expected with changes in the value of the portfolio investment. As a result, it is possible that the futures position will not provide the desired hedging protection, or that money will be lost on both the futures position and the portfolio investment.

Index Futures Contracts: An index futures contract is a contract to buy or sell specified units of an index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the index. Under such contracts no delivery of the actual securities or other assets making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.
Interest Rate Futures Contracts: An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular interest rate index, debt instrument, or index of debt instruments at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt instrument at a future date at a price set at the time of the contract. Interest rate futures contracts may be bought or sold in an attempt to protect against the effects of interest rate changes on current or intended investments in debt instruments or generally to adjust the duration and interest rate sensitivity of an investment portfolio. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, the Portfolio might enter into interest rate futures contracts for the sale of debt instruments. Such a sale would have much the same effect as selling some of the long-term bonds in a Portfolio’s portfolio. If interest rates did increase, the value of the debt instruments in the portfolio would decline, but the value of the interest rate futures contracts would be expected to increase, subject to the correlation risks described below, thereby keeping the NAV of a Portfolio from declining as much as it otherwise would have.
Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, an interest rate futures contract may protect against the effects of the anticipated rise in the value of long-term bonds until the necessary cash becomes available or the market stabilizes. At that time, the interest rate futures contracts could be liquidated and cash could then be used to buy long-term bonds on the cash market. Similar results could be achieved by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, the futures market may be more liquid than the cash market in certain cases or at certain times.
Gold Futures Contracts: A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange, and which provides for the future sale of a specified amount of gold at a specified date, time, and price. If a Portfolio purchases a gold futures contract, it becomes obligated to pay for the gold from the seller in accordance with the terms of the contract. If a Portfolio sells a gold futures contract, it becomes obligated to sell the gold to the purchaser in accordance with the terms of the contract.
A Portfolio’s ability to invest directly in commodities and commodity-linked instruments may be limited by the Portfolio’s intention to qualify as a RIC and could adversely affect the Portfolio’s ability to so qualify. If a Portfolio’s investments in such instruments were to exceed applicable limits or if such investments were to be recharacterized for U.S. federal income tax purposes, the Portfolio might be unable to qualify as a RIC for one or more years, which would adversely affect the value of the Portfolio.
Foreign Currency Futures: Currency futures contracts are similar to currency forward contracts (described above), except that they are traded on exchanges (and always have margin requirements) and are standardized as to contract size and settlement date. Most currency futures call for payment in U.S. dollars. A foreign currency futures contract is a standardized exchange-traded contract for the future sale of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the CFTC, such as the Chicago Mercantile Exchange, and have margin requirements.
At the maturity of a deliverable currency futures contract, a Portfolio either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts may be effected only on a commodities exchange or board of trade which provides a market in such contracts. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin.
Margin Payments: If a Portfolio purchases or sells a futures contract, it is required to deposit with a futures commission merchant an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a percentage of the amount of the futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Portfolio upon termination of the contract, assuming the Portfolio satisfies its contractual obligations.
Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the futures contract fluctuates. For example, when a Portfolio sells a futures contract and the price of the underlying asset rises above the contract price, the Portfolio’s position declines in value. A Portfolio then pays the broker a variation margin payment generally equal to the difference between the contract price of the futures contract and the market price of the underlying asset. Conversely, if the price of the underlying asset falls below the contract price of the contract, a Portfolio’s futures position increases in value. The broker then must make a variation margin payment generally equal to the difference between the contract price of the futures contract and the market price of the underlying asset. If an exchange or futures commission merchant raises initial margin rates, a Portfolio would have to provide additional capital to cover the higher margin rates which could require closing out other positions earlier than anticipated.
If a Portfolio terminates a position in a futures contract, a final determination of variation margin would be made, additional cash would be paid by or to the Portfolio, and the Portfolio would realize a loss or a gain. Such closing transactions involve additional commission costs.

Options on Futures Contracts: Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying assets. A futures option gives the holder, in return for the premium paid, the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option (or on a specified date, depending on its terms). Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to the expiration date suffer a loss of the premium paid (plus transaction costs).
Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing sale or purchase transaction will realize a gain or loss. There is no guarantee that such closing sale or purchase transactions can be effected.
A Portfolio would be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above in connection with the discussion on futures contracts. See “Margin Payments” above.
Risks of transactions in futures contracts and related options: Successful use of futures contracts is subject to the ability of the Investment Adviser (or Sub-Adviser, if applicable) to predict movements in various factors affecting financial markets. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss when the purchase or sale of a futures contract would not result in a loss, such as when there is no movement in the prices of the underlying futures contracts. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.
The use of futures and related options involves the risk of imperfect correlation among movements in the prices of the assets underlying the futures and options, of the options and futures contracts themselves, and, in the case of hedging transactions, of the underlying assets which are the subject of a hedge. The successful use of these strategies further depends on the ability of the Investment Adviser (or Sub-Adviser, if applicable) to forecast market movements such as movements in interest rates correctly. It is possible that, where a Portfolio has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, a Portfolio would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying asset due to certain market distortions. For example, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying asset and futures markets. The margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions.
There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.
The ability to establish and close out positions will be subject to the development and maintenance of a liquid market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. A Portfolio’s futures commission merchant may limit a Portfolio’s ability to invest in certain futures contracts. Such restrictions may adversely affect a Portfolio’s performance and its ability to achieve its investment objective.
The CFTC, certain foreign (non-U.S.) regulators, and many futures exchanges have established (and continue to evaluate and monitor) limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, energy, and metals commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of complying with these limits, unless an exemption applies. Thus, even if a Portfolio’s holding does not exceed applicable position limits, it is possible that some or all of the positions in client accounts managed by the Investment Adviser (or Sub-Adviser, if applicable) and its affiliates may be aggregated for this purpose. It is possible that the trading decisions of the Investment Adviser (or Sub-Adviser, if applicable) may be affected by the sizes of such aggregate positions. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of a Portfolio. A violation of position limits could also lead to regulatory action materially adverse to a Portfolio’s investment strategy. A Portfolio may also be affected by other regimes, including those of the EU and UK, and trading venues that impose position limits on commodity derivative contracts.
Guaranteed Investment Contracts: Guaranteed Investment Contracts (“GICs”) are issued by insurance companies. An insurance company issuing a GIC typically agrees, in return for the purchase price of the contract, to pay interest at an agreed upon rate (which may be a fixed or variable rate) and to repay principal. GICs typically guarantee that the interest rate will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the insurance company’s general assets. Generally, a GIC is not assignable or transferable without the permission of the issuing insurance company, and an active secondary market in GICs does not currently exist. In addition, the issuer may not be able to pay the principal amount to a Portfolio on seven days’ notice or less, at which time the investment may be considered illiquid securities. GICs are not backed by the U.S. government nor are they insured by the FDIC. GICs are generally guaranteed only by the insurance companies that issue them.
High-Yield Securities: High-yield securities (commonly referred to as “junk bonds”) are debt instruments that are rated below investment grade. Investing in high-yield securities involves special risks in addition to the risks associated with investments in higher rated debt instruments. While investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, investments in high-yield securities typically entail greater price volatility as well as principal and income risk. High-yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of higher quality debt instruments.
High-yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high-yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high-yield security prices because the advent of a recession could lessen the ability of a highly leveraged issuer to make principal and interest payments on its debt instruments. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, additional expenses to seek recovery may be incurred.
The secondary market on which high-yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a high-yield security could be sold, and could adversely affect daily NAV. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities, especially in a thinly traded market. When secondary markets for high-yield securities are less liquid than the market for higher grade securities, it may be more difficult to value lower rated securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.
Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Each credit rating agency applies its own methodology in measuring creditworthiness and uses a specific rating scale to publish its ratings. For more information on credit agency ratings, please see Appendix A. Furthermore, high-yield debt instruments may not be registered under the 1933 Act, and, unless so registered, a Portfolio will not be able to sell such high-yield debt instruments except pursuant to an exemption from registration under the 1933 Act. This may further limit a Portfolio's ability to sell high-yield debt instruments or to obtain the desired price for such securities.
Special tax considerations are associated with investing in high-yield securities structured as zero-coupon or pay-in-kind instruments. Income accrues on these instruments prior to the receipt of cash payments, which income must be distributed to shareholders when it accrues, potentially requiring the liquidation of other investments, including at times when such liquidation may not be advantageous, in order to comply with the distribution requirements applicable to RICs under the Code.
Hybrid Instruments: A hybrid instrument may be a debt instrument, preferred stock, depositary share, trust certificate, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, commodities, indexes, economic factors or other measures, including interest rates, currency exchange rates, or commodities or securities indices, or other indicators. Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stocks with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.
Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level and payoffs of less than par if rates were above the specified level. Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy would be successful, and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.
Risks of Investing in Hybrid Instruments: The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand profiles of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile.
The return on a hybrid instrument will be reduced by the costs of the swaps, options, or other instruments embedded in the instrument.
Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in an underlying asset may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the underlying asset may not move in the same direction or at the same time.
Hybrid instruments may bear interest or pay preferred dividends at below market (or even nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). Leverage risk occurs when the hybrid instrument is structured so that a given change in an underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.
If a hybrid instrument is used as a hedge against, or as a substitute for, a portfolio investment, the hybrid instrument may not correlate as expected with the portfolio investment, resulting in losses. While hedging strategies involving hybrid instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments.
Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor. A Portfolio may be prohibited from transferring a hybrid instrument, or the number of possible purchasers may be limited by applicable law or because few investors have an interest in purchasing such a customized product. Because hybrid instruments are typically privately negotiated contracts between two parties, the value of a hybrid instrument will depend on the willingness and ability of the issuer of the instrument to meet its obligations. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of futures, options on futures, and certain swaps.
Synthetic Convertible Securities: Synthetic convertible securities are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Portfolio may purchase a non-convertible debt instrument and a warrant or option, which enables the Portfolio to have a convertible-like position with respect to a company, group of companies, or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Portfolio generally receives an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security. Unlike a true convertible security, a synthetic convertible security comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible security is the sum of the values of its debt component and its convertible component. For this reason, the value of a synthetic convertible security and a true convertible security may respond differently to market fluctuations.
Illiquid Securities: Illiquid investment means any investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Portfolio may not invest more than 15% of its net assets in illiquid investments. With the exception of money market funds, Rule 22e-4 under the 1940 Act requires a Portfolio to adopt a liquidity risk management program to assess and manage its liquidity risk. Under its program, a Portfolio is required to classify its investments into specific liquidity categories and monitor compliance with limits on investments in illiquid securities. While the liquidity risk management program attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operations and it may not reduce the liquidity risk inherent in a Portfolio’s investments.
Inflation-Indexed Bonds: Inflation-indexed bonds are debt instruments whose principal and/or interest value are adjusted periodically according to a rate of inflation (usually a consumer price index). Two structures are most common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semi-annual coupon.
U.S. Treasury Inflation Protected Securities (“TIPS”) currently are issued with maturities of five, ten, or thirty years, although it is possible that bonds with other maturities will be issued in the future. The principal amount of TIPS adjusts for inflation, although the inflation-adjusted principal is not paid until maturity. Semi-annual coupon payments are determined as a fixed percentage of the inflation-adjusted principal at the time the payment is made.
If the rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these bonds (calculated with respect to a smaller principal amount) will be reduced. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or at the par amount at original issue. If an inflation-indexed bond does not provide a guarantee of principal at maturity, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. For example, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would likely decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates would likely rise, leading to a decrease in value of inflation-indexed bonds.

While these bonds, if held to maturity, are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If nominal interest rates rise due to reasons other than inflation (for example, due to an expansion of non-inflationary economic activity), investors in these bonds may not be protected to the extent that the increase in rates is not reflected in the bond’s inflation measure.
The inflation adjustment of TIPS is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of price changes in the cost of living, made up of components such as housing, food, transportation, and energy.
Other issuers of inflation-protected bonds include other U.S. government agencies or instrumentalities, corporations, and foreign governments. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these bonds may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
Any increase in principal for an inflation-protected bond resulting from inflation adjustments is considered to be taxable income in the year it occurs. For direct holders of inflation-protected bonds, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. Similarly, with respect to inflation-protected instruments held by each Portfolio, both interest income and the income attributable to principal adjustments must currently be distributed to shareholders in the form of cash or reinvested shares.
Initial Public Offerings: The value of an issuer’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in an IPO may be held for a very short period of time. As a result, investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs. Investors in IPOs can be adversely affected by substantial dilution of the value of their shares due to sales of additional shares, and by concentration of control in existing management and principal shareholders.
Investments in IPOs may have a substantial beneficial effect on investment performance. Investment returns earned during a period of substantial investment in IPOs may not be sustained during other periods of more limited, or no, investments in IPOs. In addition, as an investment portfolio increases in size, the impact of IPOs on performance will generally decrease. Investment in securities offered in an IPO may lose money. There can be no assurance that investments in IPOs will be available or improve performance. Investments in secondary public offerings may be subject to certain foreign investment risks. A Portfolio will not necessarily participate in an IPO in which other mutual funds or accounts managed by the Investment Adviser or Sub-Adviser participate.
Inverse Floating Rate Securities: Inverse floaters have variable interest rates that typically move in the opposite direction from movements in prevailing interest rates, most often short-term rates. Accordingly, the values of inverse floaters, or other instruments or certificates structured to have similar features, generally move in the opposite direction from interest rates. The value of an inverse floater can be considerably more volatile than the value of other debt instruments of comparable maturity and quality. Inverse floaters incorporate varying degrees of leverage. Generally, greater leverage results in greater price volatility for any given change in interest rates. Inverse floaters may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of instruments.
Loan Origination: Some of the loans in which a Portfolio invests may be loans originated directly by the Portfolio. A Portfolio’s investment in or origination of loans may also be limited by the requirements the Portfolio intends to observe under Subchapter M of the Code in order to qualify as a regulated investment company. A Portfolio may subsequently offer such investments for sale to third parties; provided, that there is no assurance that the Portfolio will complete the sale of such an investment. If a Portfolio is unable to sell, assign or successfully close transactions for the loans that it originates, the Portfolio will be forced to hold its interest in such loans for an indeterminate period of time. This could result in a Portfolio’s investments having high exposure to certain borrowers. A Portfolio will be responsible for the expenses associated with originating a loan (whether or not consummated). This may include significant legal and due diligence expenses, which will be indirectly borne by the Portfolio and Shareholders.
Master Limited Partnerships: MLPs typically are characterized as “publicly traded partnerships” that qualify to be treated as partnerships for U.S. federal income tax purposes and are typically engaged in one or more aspects of the exploration, production, processing, transmission, marketing, storage or delivery of energy-related commodities, such as natural gas, natural gas liquids, coal, crude oil or refined petroleum products. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.
Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders, and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based issuers.
The manner and extent of direct and indirect investments in MLPs and limited liability companies may be limited by a Portfolio’s intention to qualify as a RIC under the Code, and any such investments may adversely affect the ability of a Portfolio to so qualify.

Mortgage-Related Securities: Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. There may also be investments in debt instruments which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”).
Financial downturns (particularly an increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment) may adversely affect the market for mortgage-related securities. Many so-called sub-prime mortgage pools become distressed during periods of economic distress and may trade at significant discounts to their face value during such periods. In addition, for mortgage-related securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and value. Certain types of real estate may be adversely affected by changing usage trends, such as office buildings as a result of work-from-home practices and commercial facilities as a result of an increase in online shopping, which could in turn result in defaults and declines in value of mortgage-related securities secured by such properties. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors may cause certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. government will take further action to support the mortgage-related securities industry, as it has in the past, should the economy experience another downturn. Further, legislative action and any future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk of losses on mortgage-related securities.
Mortgage Pass-Through Securities: Interests in pools of mortgage-related securities differ from other forms of debt instruments, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The residential mortgage market in the United States has in the past experienced difficulties that may adversely affect the performance and market value of certain mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased in the past and may continue to increase, and a decline in or flattening of housing values (as has occurred in the past and which may continue to occur in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Due largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for certain mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.
Adjustable Rate Mortgage-Backed Securities: Adjustable rate mortgage-backed securities (“ARM MBSs”) have interest rates that reset at periodic intervals. Acquiring ARM MBSs permits participation in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARM MBSs are based. Such ARM MBSs generally have higher current yield and lower price fluctuations than is the case with more traditional debt instruments of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, there can be reinvestment in the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARM MBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, there is no benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARM MBSs behave more like debt instruments and less like adjustable rate debt instruments and are subject to the risks associated with debt instruments. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.
Agency Mortgage-Related Securities: The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”). Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.
On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.
FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.
Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.
FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.
In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.
Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.
In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.
To the extent third party entities involved with mortgage-backed securities issued by private issuers are involved in litigation relating to the securities, actions may be taken that are adverse to the interests of holders of the mortgage-backed securities, including each Portfolio. For example, third parties may seek to withhold proceeds due to holders of the mortgage-related securities, including each Portfolio, to cover legal or related costs. Any such action could result in losses to each Portfolio.
Collateralized Mortgage Obligations: Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams. The issuer of a series of mortgage pass-through securities may elect to be treated as a REMIC. REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt instruments, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. Although CMOs and REMICs differ in certain respects, characteristics of CMOs described below apply in most cases to REMICs as well.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.
As CMOs have evolved, some classes of CMO bonds have become more common. For example, there may be investments in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A manager may invest in various tranches of CMO bonds, including support bonds.
CMO Residuals: CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Mortgage-Related Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, the initial investment in a CMO residual may never be fully recouped.
CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom may not, have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability.
Commercial Mortgage-Backed Securities: Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Reverse Mortgage-Related Securities and Other Mortgage-Related Securities: Reverse mortgage-related securities and other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt instruments issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.
Mortgage-related securities include, among other things, securities that reflect an interest in reverse mortgages. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence.
There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages, which are backed by the U.S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans. A mortgage-related security may be backed by a single type of reverse mortgage. Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is GNMA.

Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain. Because reverse mortgages are offered only to persons 62 and older and there may be no income restrictions, the loans may react differently than traditional home loans to market events.
Stripped Mortgage-Backed Securities: SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO class”), while the other class will receive all of the principal (the principal-only or “PO class”). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, there may be failure to recoup some or all of the initial investment in these securities even if the security is in one of the highest rating categories.
Privately Issued Mortgage-Related Securities: Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets certain investment quality standards. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Mortgage-related securities without insurance or guarantees may be bought if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Investment Adviser or Sub-Adviser determines that the securities meet certain quality standards. Securities issued by certain private organizations may not be readily marketable.
Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.
The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.
Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
Privately issued mortgage-related securities are originated, packaged and serviced by third party entities. It is possible that these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.

Mortgage-related securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to the investment restrictions related to industry concentration by virtue of the exclusion from that test available to all U.S. government securities. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
Tiered Index Bonds: Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined “strike” rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the “strike” rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond may be considerably more volatile than that of a fixed-rate bond.
Municipal Securities: Municipal securities are debt instruments issued by state and local governments, municipalities, territories and possessions of the United States, regional government authorities, and their agencies and instrumentalities of states, and multi-state agencies or authorities, the interest of which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from U.S. federal income tax. Municipal securities include both notes (which have maturities of less than one (1) year) and bonds (which have maturities of one (1) year or more) that bear fixed or variable rates of interest.
In general, municipal securities are issued to obtain funds for a variety of public purposes such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.
The two principal classifications of municipal securities are “general obligation” securities and “revenue” securities. General obligation securities are obligations secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt instruments may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects including, among others: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Conditions in those sectors may affect the overall municipal securities markets.
Some longer-term municipal bonds give the investor the right to “put” or sell the security at par (face value) to the issuer within a specified number of days following the investor’s request. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the longer-term securities still held could experience substantially more volatility.
Insured municipal debt involves scheduled payments of interest and principal guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares.
Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. The secondary market for municipal bonds typically has been less liquid than that for taxable debt instruments, and this may affect a Portfolio’s ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.
Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.
Securities, including municipal securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular securities. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Portfolio’s municipal securities in the same manner.

From time to time, proposals have been introduced before Congress that, if enacted, would have the effect of restricting or eliminating the United States federal income tax exemption for interest on debt instruments issued by states and their political subdivisions. U.S. federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of municipal securities. Further proposals limiting the issuance of municipal securities may well be introduced in the future.
Industrial Development and Pollution Control Bonds: Industrial development bonds and pollution control bonds, which in most cases are revenue bonds and generally are not payable from the unrestricted revenues of an issuer, are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. The principal security for these bonds is generally the net revenues derived from a particular facility, group of facilities, or in some cases, the proceeds of a special excise tax or other specific revenue sources. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.
Moral Obligation Securities: Moral obligation securities are usually issued by special purpose public authorities. A moral obligation security is a type of state issued municipal bond which is backed by a moral, not a legal, obligation. If the issuer of a moral obligation security cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is a moral commitment, but not a legal obligation, of the state or municipality that created the issuer.
Municipal Lease Obligations and Certificates of Participation: Municipal lease obligations and participations in municipal leases are undivided interests in an obligation in the form of a lease or installment purchase or conditional sales contract which is issued by a state, local government, or a municipal financing corporation to acquire land, equipment, and/or facilities (collectively hereinafter referred to as “Lease Obligations”). Generally Lease Obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Instead, a Lease Obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate, and make the payments due under the Lease Obligation. As a result of this structure, Lease Obligations are generally not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities.
Lease Obligations may contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. If the municipality does not appropriate in its budget enough to cover the payments on the Lease Obligation, the lessor may have the right to repossess and relet the property to another party. Depending on the property subject to the lease, the value of the property may not be sufficient to cover the debt.
In addition to the risk of “non-appropriation,” municipal lease securities may not have as highly liquid a market as conventional municipal bonds.
Short-Term Municipal Obligations: Short-term municipal securities include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes. Tax anticipation notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due. Revenue anticipation notes are generally issued in expectation of receipt of other kinds of revenue, such as the revenues expected to be generated from a particular project. Bond anticipation notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes. Construction loan notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many such projects may receive permanent financing through another source. Short-term Discount notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow. Revenue anticipation notes, construction loan notes, and short-term discount notes may, but will not necessarily, be general obligations of the issuer.
Options: An option gives the holder the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific amount or value of a particular underlying asset at a specific price (called the “exercise” or “strike” price) at one or more specific times before the option expires. The underlying asset of an option contract can be a security, currency, index, future, swap, commodity, or other type of financial instrument. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option purchaser is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date.
Options can be traded either through established exchanges (“exchange-traded options”) or privately negotiated transactions OTC options. Exchange-traded options are standardized with respect to, among other things, the underlying asset, expiration date, contract size and strike price. The terms of OTC options are generally negotiated by the parties to the option contract which allows the parties greater flexibility in customizing the agreement, but OTC options are generally less liquid than exchange-traded options.
All option contracts involve credit risk if the counterparty to the option contract (e.g., the clearing house or OTC counterparty) or the third party effecting the transaction in the case of cleared options (e.g., futures commission merchant or broker/dealer) fails to perform. The value of an OTC option that is not cleared is dependent on the credit worthiness of the individual counterparty to the contract and may be greater than the credit risk associated with cleared options.
The purchaser of a put option obtains the right (but not the obligation) to sell a specific amount or value of a particular asset to the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium. The purchaser of a typical put option can expect to realize a gain if the price of the underlying asset falls. However, if the underlying asset’s price does not fall enough to offset the cost of purchasing the option, the purchaser of a put option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The purchaser of a call option obtains the right (but not the obligation) to purchase a specified amount or value of an underlying asset from the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium. The purchaser of a typical call option can expect to realize a gain if the price of the underlying asset rises. However, if the underlying asset’s price does not rise enough to offset the cost of purchasing the option, the buyer of a call option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The purchaser of a call or put option may terminate its position by allowing the option to expire, exercising the option or closing out its position by entering into an offsetting option transaction if a liquid market is available. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser would complete the purchase or sale, as applicable, of the underlying asset to the option writer at the strike price.
The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to buy or sell (depending on whether the option is a put or a call) a specified amount or value of a particular asset at the strike price if the purchaser of the option chooses to exercise it. A call option written on a security or other instrument held by the Portfolio (commonly known as “writing a covered call option”) limits the opportunity to profit from an increase in the market price of the underlying asset above the exercise price of the option. A call option written on securities that are not currently held by the Portfolio is commonly known as “writing a naked call option.” During periods of declining securities prices or when prices are stable, writing these types of call options can be a profitable strategy to increase income with minimal capital risk. However, when securities prices increase, a Portfolio would be exposed to an increased risk of loss, because if the price of the underlying asset or instrument exceeds the option’s exercise price, the Portfolio would suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. Calls written on securities that a Portfolio does not own are riskier than calls written on securities owned by the Portfolio because there is no underlying asset held by the Portfolio that can act as a partial hedge. When such a call is exercised, a Portfolio must purchase the underlying asset to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option. Calls written on securities that a Portfolio does not own have speculative characteristics and the potential for loss is theoretically unlimited. There is also a risk, especially with less liquid preferred and debt instruments, that the asset may not be available for purchase.
Generally, an option writer sells options with the goal of obtaining the premium paid by the option purchaser. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer’s potential loss is equal to the amount the option is “in-the-money” when the option is exercised offset by the premium received when the option was written. A call option is in-the-money if the value of the underlying asset exceeds the strike price of the option, and so the call option writer’s loss is theoretically unlimited. A put option is in-the-money if the strike price of the option exceeds the value of the underlying asset, and so the put option writer’s loss is limited to the strike price. Generally, any profit realized by an option purchaser represents a loss for the option writer. The writer of an option may seek to terminate a position in the option before exercise by closing out its position by entering into an offsetting option transaction if a liquid market is available. If the market is not liquid for an offsetting option, however, the writer must continue to be prepared to sell or purchase the underlying asset at the strike price while the option is outstanding, regardless of price changes.
If a Portfolio is the writer of a cleared option, the Portfolio is required to deposit initial margin. Additional variation margin may also be required. If a Portfolio is the writer of an uncleared option, the Portfolio may be required to deposit initial margin and additional variation margin.
A physical delivery option gives its owner the right to receive physical delivery (if it is a call), or to make physical delivery (if it is a put) of the underlying asset when the option is exercised. A cash-settled option gives its owner the right to receive a cash payment based on the difference between a determined value of the underlying asset at the time the option is exercised and the fixed exercise price of the option. In the case of physically settled options, it may not be possible to terminate the position at any particular time or at an acceptable price. A cash-settled call conveys the right to receive a cash payment if the determined value of the underlying asset at exercise exceeds the exercise price of the option, and a cash-settled put conveys the right to receive a cash payment if the determined value of the underlying asset at exercise is less than the exercise price of the option.
Combination option positions are positions in more than one option at the same time. A spread involves being both the buyer and writer of the same type of option on the same underlying asset but different exercise prices and/or expiration dates. A straddle consists of purchasing or writing both a put and a call on the same underlying asset with the same exercise price and expiration date.
The principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price of the underlying asset in relation to the exercise price of the option, the volatility of the underlying asset and the remaining period to the expiration date.
If a trading market in particular options were illiquid, investors in those options would be unable to close out their positions until trading resumes, and option writers may be faced with substantial losses if the value of the underlying asset moves adversely during that time. There can be no assurance that a liquid market will exist for any particular options product at any specific time. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options. Exchanges or other facilities on which options are traded may establish limitations on options trading, may order the liquidation of positions in excess of these limitations, or may impose other sanctions that could adversely affect parties to an options transaction.
Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio.

Foreign Currency Options: Put and call options on foreign currencies may be bought or sold either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Portfolio to reduce foreign currency risk using such options.
Index Options: An index option is a put or call option on a securities index or other (typically securities-related) index. In contrast to an option on a security, the holder of an index option has the right to receive a cash settlement amount upon exercise of the option. This settlement amount is equal to: (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied; by (ii) a fixed “index multiplier.” The index underlying an index option may be a “broad-based” index, such as the S&P 500® Index or the NYSE Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the S&P 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology issuers. A stock index assigns relative values to the stocks included in the index, and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically. The risks of purchasing and selling index options are generally similar to the risks of purchasing and selling options on securities.
Other Investment Companies and Pooled Investment Vehicles: Securities of other investment companies and pooled investment vehicles, including shares of closed-end investment companies, unit investment trusts, ETFs, open-end investment companies, and private investment funds represent interests in managed portfolios that may invest in various types of instruments. Investing in another investment company or pooled investment vehicle exposes a Portfolio to all the risks of that other investment company or pooled investment vehicle as well as additional expenses at the other investment company or pooled investment vehicle-level, such as a proportionate share of portfolio management fees and operating expenses. Such expenses are in addition to the expenses a Portfolio pays in connection with its own operations. Investing in a pooled investment vehicle involves the risk that the vehicle will not perform as anticipated. The amount of assets that may be invested in another investment company or pooled investment vehicle or in other investment companies or pooled investment vehicles generally may be limited by applicable law.
The securities of other investment companies, particularly closed-end funds, may be leveraged and, therefore, will be subject to the risks of leverage. The securities of closed-end investment companies and ETFs carry the risk that the price paid or received may be higher or lower than their NAV. Closed-end investment companies and ETFs are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other factors.
In making decisions on the allocation of the assets in other investment companies, the Investment Adviser and Sub-Adviser are subject to several conflicts of interest when they serve as the investment adviser and sub-adviser to one or more of the other investment companies. These conflicts could arise because the Investment Adviser or Sub-Adviser or their affiliates earn higher net advisory fees (the advisory fee received less any sub-advisory fee paid and fee waivers or expense subsidies) on some of the other investment companies than others. For example, where the other investment companies have a sub-adviser that is affiliated with the Investment Adviser, the entire advisory fee is retained by a Voya company. Even where the net advisory fee is not higher for other investment companies sub-advised by an affiliate of the Investment Adviser or Sub-Adviser, the Investment Adviser and Sub-Adviser may have an incentive to prefer affiliated sub-advisers for other reasons, such as increasing assets under management or supporting new investment strategies, which in turn would lead to increased income to Voya. Further, the Investment Adviser and Sub-Adviser may believe that redemption from another investment company will be harmful to that investment company, the Investment Adviser and Sub-Adviser or an affiliate. Therefore, the Investment Adviser and Sub-Adviser may have incentives to allocate and reallocate in a fashion that would advance its own economic interests, the economic interests of an affiliate, or the interests of another investment company.
The Investment Adviser has informed the Board that its investment process may be influenced by an affiliated insurance company that issues financial products in which a Portfolio may be offered as an investment option. In certain of those products an affiliated insurance company may offer guaranteed lifetime income or death benefits. The Investment Adviser’s and Sub-Adviser’s investment decisions, including their allocation decisions with respect to the other investment companies, may benefit the affiliated insurance company issuing such benefits. For example, selecting and allocating assets to other investment companies which invest primarily in debt instruments or in a more conservative or less volatile investment style, may reduce the regulatory capital requirements which the affiliated insurance company must satisfy to support its guarantees under its products, may help reduce the affiliated insurance company’s risk from the lifetime income or death benefits, or may make it easier for the insurance company to manage its risk through the use of various hedging techniques.
The Investment Adviser and Sub-Adviser have adopted various policies and procedures that are intended to identify, monitor, and address actual or potential conflicts of interest. Nonetheless, investors bear the risk that the Investment Adviser's and Sub-Adviser’s allocation decisions may be affected by their conflicts of interest.
Exchange-Traded Funds: ETFs are investment companies whose shares trade like a stock throughout the day. Certain ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Other ETFs are actively managed (i.e., they do not seek to replicate the performance of a particular index). The value of an ETF’s shares will change based on changes in the values of the investments it holds. The value of an ETF’s shares will also likely be affected by factors affecting trading in the market for those shares, such as illiquidity, exchange or market rules, and overall market volatility. The market price for ETF shares may be higher or lower than the ETF’s NAV. The timing and magnitude of cash flows in and out of an ETF could create cash balances that act as a drag on the ETF’s performance. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. Substantial market or other disruptions affecting ETFs could adversely affect the liquidity and value of the shares of a Portfolio to the extent it invests in ETFs. There can be no assurance an ETF’s shares will continue to be listed on an active exchange.
Holding Company Depositary Receipts: Holding Company Depositary Receipts (“HOLDRs”) are securities that represent beneficial ownership in a group of common stocks of specified issuers in a particular industry. HOLDRs are typically organized as grantor trusts, and are generally not required to register as investment companies under the 1940 Act. Each HOLDR initially owns a set number of stocks, and the composition of a HOLDR does not change after issue, except in special cases like corporate mergers, acquisitions or other specified events. As a result, stocks selected for those HOLDRs with a sector focus may not remain the largest and most liquid in their industry, and may even leave the industry altogether. If this happens, HOLDRs invested may not provide the same targeted exposure to the industry that was initially expected. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diversified and creating more risk.
Private Funds: Private funds are private investment funds, pools, vehicles, or other structures, including hedge funds and private equity funds. They may be organized as corporations, partnerships, trusts, limited partnerships, limited liability companies, or any other form of business organization (collectively, “Private Funds”). Investments in Private Funds may be highly speculative and highly volatile and may produce gains or losses at rates that exceed those of a Portfolio’s other holdings and of publicly offered investment pools. Private Funds may engage actively in short selling. Private Funds may utilize leverage without limit and, to the extent a Portfolio invests in Private Funds that utilize leverage, a Portfolio will indirectly be exposed to the risks associated with that leverage and the values of its shares may be more volatile as a result.
Many Private Funds invest significantly in issuers in the early stages of development, including issuers with little or no operating history, issuers operating at a loss or with substantial variation in operation results from period to period, issuers with the need for substantial additional capital to support expansion or to maintain a competitive position, or issuers with significant financial leverage. Such issuers may also face intense competition from others including those with greater financial resources or more extensive development, manufacturing, distribution or other attributes, over which a Portfolio will have no control.
Interests in a Private Fund will be subject to substantial restrictions on transfer and, in some instances, may be non-transferable for a period of years. Private Funds may participate in only a limited number of investments and, as a consequence, the return of a particular Private Fund may be substantially adversely affected by the unfavorable performance of even a single investment. Certain Private Funds may pay their investment managers a fee based on the performance of the Private Fund, which may create an incentive for the manager to make investments that are riskier or more speculative than would be the case if the manager was paid a fixed fee. Many Private Funds are not registered under the 1940 Act and, consequently, such funds are not subject to the restrictions on affiliated transactions and other protections applicable to registered investment companies. The valuations of securities held by Private Funds, which are generally unlisted and illiquid, may be very difficult and will often depend on the subjective valuation of the managers of the Private Funds, which may prove to be inaccurate. Inaccurate valuations of a Private Fund’s portfolio holdings will affect the ability of a Portfolio to calculate its NAV accurately.
Participation on Creditors’ Committees: A Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by a Portfolio. Such participation may incur additional expenses such as legal fees and may make a Portfolio an “insider” of the issuer for purposes of the federal securities laws, which may restrict such Portfolio’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation on such committees may also expose a Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors.
Participatory Notes: A Portfolio may invest in instruments that have economic characteristics similar to equity securities, such as participatory notes or other structured notes or instruments that may be developed from time to time. Participatory notes are a type of derivative instrument used by foreign investors to access local markets and to gain exposure to, primarily, equity securities of issuers listed on a local exchange. Rather than purchasing securities directly, a Portfolio may purchase a participatory note from a broker-dealer, which holds the securities on behalf of the noteholders.
Participatory notes are similar to depositary receipts except that: (1) brokers, not U.S. banks, are depositories for the securities; and (2) noteholders may remain anonymous to market regulators.
The value of the participatory notes will be directly related to the value of the underlying securities. Any dividends or capital gains collected from the underlying securities are remitted to the noteholder.
The risks of investing in participatory notes include derivatives risk and foreign investments risk. The foreign investments risk associated with participatory notes is similar to those of investing in depositary receipts. However, unlike depositary receipts, participatory notes are subject to counterparty risk based on the uncertainty of the counterparty’s (i.e., the broker’s) ability to meet its obligations.
Preferred Stocks: Preferred stock represents an equity interest in an issuer that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the issuer.
Preferred stocks may pay fixed or adjustable rates of return. Preferred stock dividends may be cumulative or noncumulative, fixed, participating, auction rate or other. If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the value of preferred stocks to decline either absolutely or relative to alternative investments. Preferred stock may have mandatory sinking fund provisions, as well as provisions that allow the issuer to redeem or call the stock.

Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, because a substantial portion of the return on a preferred stock may be the dividend, its value may react similarly to that of a debt instrument to changes in interest rates. An issuer’s preferred stock generally pays dividends only after the issuer makes required payments to holders of its debt instruments and other debt. For this reason, the value of preferred stock will usually react more strongly than debt instruments to actual or perceived changes in the issuer’s financial condition or prospects. Preferred stocks of smaller issuers may be more vulnerable to adverse developments than preferred stock of larger issuers.
Private Credit Assets: A Portfolio invests directly in private credit instruments, which are typically loans or debt obligations of a broad range of obligors, including corporate borrowers, commercial real estate owners, special purpose vehicles, financial sponsors, asset-originating platforms, consumers, and other private borrowers. These investments are generally illiquid and not traded on public markets. As a result, a Portfolio may be unable to resell certain investments for extended periods, which may be several years, or may only be able to sell them at prices substantially below the values assigned by a Portfolio.
Valuations of private credit investments are based on models and assumptions rather than observable market prices. These valuations may differ significantly from the amounts realized upon sale, which could result in losses.
Private credit obligors may include highly leveraged borrowers, commercial real estate owners, asset-based borrowers, or pools of underlying receivables or loans, and such obligors or underlying assets may not be rated by nationally recognized credit rating agencies. A Portfolio may, from time to time, focus its private credit investments in a particular industry, asset type, or sector, which could result in outsized exposure to sector-specific risks.
Loans may lack financial covenants, reducing early warning protections and increasing default risk. Credit quality can vary significantly based on factors such as total leverage, amount of debt senior to a Portfolio’s position, variability in cash flows, the size and financial condition of the obligor, the quality, diversification, and performance of collateral or underlying receivables, and the quality and coverage of assets securing the debt. Certain investments may be asset-based, relying on collateral whose value may fluctuate, including real estate, equipment, inventory, receivables, consumer loans, or other financial or physical assets.
Private credit investments may include, among others, private corporate direct lending, commercial mortgage loans, asset-based finance investments, consumer-related credit, specialty finance loans, and other privately negotiated credit instruments. Asset-based finance investments may be structured as loans to asset-originating platforms or as exposures to pools of underlying assets or receivables, and repayment may depend primarily on the performance of such assets rather than the general creditworthiness of a single corporate borrower. Commercial mortgage loans may be secured by income-producing real estate and may be subject to risks related to property values, tenant performance, leasing conditions, and real estate market cycles.
Because private credit investments are typically illiquid, privately negotiated, are not traded on public markets, and may be subject to contractual transfer restrictions, a Portfolio may be limited in its ability to sell such investments at an advantageous time or price and may need to sell more liquid portfolio investments or otherwise adjust its portfolio to meet shareholder redemption requests. A Portfolio is subject to liquidity risk and is required to maintain a liquidity risk management program. A Portfolio intends to manage its portfolio so that its investments in private credit and other less liquid assets remain consistent with applicable liquidity limitations and its ability to meet shareholder redemptions while maintaining exposure to less liquid credit opportunities.
A Portfolio may hold cash, cash equivalents, or other liquid investments to help meet redemption requests or for other operational purposes. Maintaining such liquidity may limit a Portfolio’s ability to fully invest in private credit opportunities and could reduce returns during certain periods.
During periods of market stress or elevated redemption activity, a Portfolio may be required to sell investments at prices that are lower than the values at which such investments are carried, which could adversely affect the Portfolio’s net asset value and performance. A Portfolio may also meet redemptions by selling more liquid portfolio holdings, which could cause the Portfolio’s remaining assets to become increasingly concentrated in private credit and other less liquid investments, thereby increasing the Portfolio’s exposure to such risks over time.
Private credit investments may also be adversely affected by rising interest rates, economic downturns, or tightening credit conditions, which can increase default risk and reduce recovery values. In the event of borrower or obligor default, enforcement of rights may be costly, time-consuming, and uncertain, particularly where recovery depends on foreclosure, liquidation of collateral, servicing of underlying assets, or the performance of consumer or commercial receivables, or in jurisdictions with less developed legal frameworks.
Private Investments in Public Companies: In a typical private placement by a publicly-held company (“PIPE”) transaction, a buyer will acquire, directly from an issuer seeking to raise capital in a private placement pursuant to Regulation D under the 1933 Act, common stock or a security convertible into common stock, such as convertible notes or convertible preferred stock. The issuer’s common stock is usually publicly traded on a U.S. securities exchange or in the OTC market, but the securities acquired will be subject to restrictions on resale imposed by U.S. securities laws absent an effective registration statement. In recognition of the illiquid nature of the securities being acquired, the purchase price paid in a PIPE transaction (or the conversion price of the convertible securities being acquired) will typically be fixed at a discount to the prevailing market price of the issuer’s common stock at the time of the transaction. As part of a PIPE transaction, the issuer usually will be contractually obligated to seek to register within an agreed upon period of time for public resale under the U.S. securities laws the common stock or the shares of common stock issuable upon conversion of the convertible securities. If the issuer fails to so register the shares within that period, the buyer may be entitled to additional consideration from the issuer (e.g., warrants to acquire additional shares of common stock), but the buyer may not be able to sell its shares unless and until the registration process is successfully completed. Thus PIPE transactions present certain risks not associated with open market purchases of equities.

Among the risks associated with PIPE transactions is the risk that the issuer may be unable to register the shares for public resale in a timely manner or at all, in which case the shares may be saleable only in a privately negotiated transaction at a price less than that paid, assuming a suitable buyer can be found. Disposing of the securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible. Even if the shares are registered for public resale, the market for the issuer’s securities may nevertheless be “thin” or illiquid, making the sale of securities at desired prices or in desired quantities difficult or impossible.
While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.” Restricted securities cannot be sold without being registered under the 1933 Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A under the 1933 Act). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale.
Real Estate Securities and Real Estate Investment Trusts: Investments in equity securities of issuers that are principally engaged in the real estate industry are subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, other acts that destroy real property; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. In addition, certain types of real estate may be adversely affected by changing usage trends, such as office buildings as a result of work-from-home practices and commercial facilities as a result of an increase in online shopping, which could in turn result in defaults and declines in value of mortgage-backed securities secured by such properties. To the extent that assets underlying a Portfolio’s investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent. Investments by a Portfolio in securities of issuers providing mortgage servicing will be subject to the risks associated with refinancing and their impact on servicing rights.
The prices of real estate-related assets generally have not decreased as much as may be expected based on historical correlations between rising interest rates and prices of real estate-related assets. This presents an increased risk of a correction or severe downturn in real estate-related asset prices, which could adversely impact the value of other investments as well (such as loans, securitized debt, and other debt instruments). This risk is particularly present with respect to commercial real estate-related asset prices, and the value of other investments with a connection to the commercial real estate sector. In addition, if a Portfolio receives rental income or income from the disposition of real property acquired as result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfolio’s ability to qualify as a RIC because of certain income source requirements applicable to RICs under the Code.
REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. The affairs of REITs are managed by the REIT's sponsor and, as such, the performance of the REIT is dependent on the management skills of the REIT's sponsor. REITs are not diversified, and are subject to the risks of financing projects. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings. REITs are subject to management fees and other expenses, and so a Portfolio that invests in REITs will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans; the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their eligibility for favorable tax-treatment under the Code and for exemptions from registration under the 1940 Act, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs.
REITs (especially mortgage REITs) are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of investments in REITs to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.
Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small-capitalization issuers. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger issuer securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500® Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may involve significant amounts of leverage.
Repurchase Agreements: A repurchase agreement is a contract under which a Portfolio acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price. Repurchase agreements may be viewed as loans which are collateralized by the securities subject to repurchase. The value of the underlying securities in such transactions will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Portfolio is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. To the extent that a Portfolio has invested a substantial portion of its assets in repurchase agreements, the investment return on such assets, and potentially the ability to achieve the investment objectives, will depend on the counterparties’ willingness and ability to perform their obligations under the repurchase agreements. The SEC has finalized new rules requiring the central clearing of certain repurchase transactions involving U.S. Treasuries and compliance with these rules is expected to be required in the middle of 2027. The mandatory clearing of such repurchase transactions could increase the cost of repurchase transactions and impose added operational complexity which could make it more difficult for a Portfolio to execute certain investment strategies.
Restricted Securities: Securities that are legally restricted as to resale (such as those issued in private placements), including securities governed by Rule 144A and Regulation S, and securities that are offered in reliance on Section 4(a)(2) of the 1933 Act, are referred to as “restricted securities.” Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Due to the absence of a public trading market, restricted securities may be more volatile, less liquid, and more difficult to value than publicly- traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly-traded securities. Certain restricted securities represent investments in smaller, less seasoned issuers, which may involve greater risk. The Portfolio may incur additional expenses when disposing of restricted securities, including costs to register the sale of the securities. The Board has delegated to Portfolio management the responsibility for monitoring and determining the liquidity of restricted securities, subject to the Board’s oversight.
Reverse Repurchase Agreements and Dollar Roll Transactions: Reverse repurchase agreements involve sales of portfolio securities to another party and an agreement by a Portfolio to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, a Portfolio continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.
Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar securities on a specified future date and price from the same party. Mortgage-dollar rolls and U.S. Treasury rolls are types of dollar rolls. During the roll period, principal and interest paid on the securities is not received but proceeds from the sale can be invested.
Reverse repurchase agreement and dollar rolls involve the risk that the market value of the securities to be repurchased under the agreement may decline below the repurchase price. If the buyer of securities under a reverse repurchase agreement or dollar rolls files for bankruptcy or becomes insolvent, such a buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the obligation to repurchase the securities and use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Additionally, reverse repurchase agreements entail many of the same risks as OTC derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. The SEC has finalized new rules requiring the central clearing of certain reverse repurchase transactions involving U.S. Treasuries and compliance with these rules is expected to be required in the middle of 2027. The mandatory clearing of such transactions could increase the cost of such transactions and impose added operational complexity which could make it more difficult for a Portfolio to execute certain investment strategies.
Rights and Warrants: Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued in conjunction with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that usually entitle the holder to purchase a specified amount of common stock at a specified price on a specific date or during a specific period of time (typically for a period of only weeks). The exercise price on a right is normally at a discount from the market value of the common stock at the time of distribution.
Warrants may be used to enhance the marketability of a bond or preferred stock. Rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.
Warrants and rights do not carry with them the right to dividends or to vote, do not represent any rights in the assets of the issuer and may or may not be transferable. Investments in warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities, and expires worthless if it is not exercised on or prior to its expiration date, if any.

Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional debt instruments.
Equity-linked warrants are purchased from a broker, who in turn is expected to purchase shares in the local market. If a Portfolio exercises its warrant, the shares are expected to be sold and the warrant redeemed with the proceeds. Typically, each warrant represents one share of the underlying stock. Therefore, the price and performance of the warrant are directly linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, a Portfolio bears counterparty risk with respect to the issuing broker. There is currently no active trading market for equity-linked warrants, and they may be highly illiquid.
Index-linked warrants are put and call warrants where the value varies depending on the change in the value of one or more specified securities indices. Index-linked warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index-linked warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Portfolio were not to exercise an index-linked warrant prior to its expiration, then the Portfolio would lose the amount of the purchase price paid by it for the warrant.
Index-linked warrants are normally used in a manner similar to its use of options on securities indices. The risks of index-linked warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index-linked warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, index-linked warrants may have longer terms than index options. Index-linked warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index-linked warrants may limit a Portfolio’s ability to exercise the warrants at such time, or in such quantities, as the Portfolio would otherwise wish to do.
Indirect investment in foreign equity securities may be made through international warrants, local access products, participation notes, or low exercise price warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or basket of securities. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is typically fixed when the warrants are issued.
Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. These warrants entail substantial credit risk, since the issuer of the warrant holds the purchase price of the warrant (approximately equal to the value of the underlying investment at the time of the warrant’s issue) for the life of the warrant.
The exercise or settlement date of the warrants and other instruments described above may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.
Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign (non-U.S.) securities, to foreign risk and currency risk.
Securities Lending: Securities lending involves lending of portfolio securities to qualified broker/dealers, banks or other financial institutions who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failure to deliver securities, or completing arbitrage operations. Securities are loaned pursuant to a securities lending agreement approved by the Board and under the terms, structure and the aggregate amount of such loans consistent with the 1940 Act. Lending portfolio securities increases the lender’s income by receiving a fixed fee or a percentage of the collateral, in addition to receiving the interest or dividend on the securities loaned. As collateral for the loaned securities, the borrower gives the lender collateral equal to at least 100% of the value of the loaned securities. The collateral may consist of cash (including U.S. dollars and foreign currency), securities issued by the U.S. government or its agencies or instrumentalities, or such other collateral as may be approved by the Board. The borrower must also agree to increase the collateral if the value of the loaned securities increases but may request some of the collateral be returned if the market value of the loaned securities goes down.

During the existence of the loan, the lender will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. Loans are subject to termination by the lender or a borrower at any time. A Portfolio may choose to terminate a loan in order to vote in a proxy solicitation.
During the time a security is on loan and the issuer of the security makes an interest or dividend payment, the borrower pays the lender a substitute payment equal to any interest or dividends the lender would have received directly from the issuer of the security if the lender had not loaned the security. When a lender receives dividends directly from domestic or certain foreign corporations, a portion of the dividends paid by the lender itself to its shareholders and attributable to those dividends (but not the portion attributable to substitute payments) may be eligible for: (i) treatment as “qualified dividend income” in the hands of individuals; or (ii) the U.S. federal dividends received deduction in the hands of corporate shareholders. The Investment Adviser or Sub-Adviser (if applicable) therefore may cause a Portfolio to terminate a securities loan – and forego any income on the loan after the termination – in anticipation of a dividend payment. As of the date of this SAI, the Investment Adviser or Sub-Adviser (if applicable) is not engaging in this particular securities loan termination practice.
Securities lending involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or the Lending Agent defaults or fails financially. This risk is increased if loans are concentrated with a single borrower or limited number of borrowers. There are no limits on the number of borrowers that may be used and securities may be loaned to only one or a small group of borrowers. Participation in securities lending also incurs the risk of loss in connection with investments of cash collateral received from the borrowers. Cash collateral is invested in accordance with investment guidelines contained in the Securities Lending Agreement and approved by the Board. Some or all of the cash collateral received in connection with the securities lending program may be invested in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Lending Agent (or its affiliates). The Lending Agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the Lending Agent may receive asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the Lending Agent (or its affiliates) and a Portfolio with respect to the management of such cash collateral. To the extent that the value or return on investments of the cash collateral declines below the amount owed to a borrower, a Portfolio may incur losses that exceed the amount it earned on lending the security. The Lending Agent will indemnify a Portfolio from losses resulting from a borrower’s failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Adviser or Sub-Adviser (if applicable) is not responsible for any loss incurred by a Portfolio in connection with the securities lending program. See “Derivatives Regulation” for more information.
Senior and Other Bank Loans: Investments in variable or floating rate loans or notes (“Senior Loans”) are typically made by purchasing an assignment of a portion of a Senior Loan from a third party, either in connection with the original loan transaction (i.e., the primary market) or after the initial loan transaction (i.e., in the secondary market). A Portfolio may also make its investments in Senior Loans through the use of derivative instruments as long as the reference obligation for such instrument is a Senior Loan. In addition, a Portfolio has the ability to act as an agent in originating and administering a loan on behalf of all lenders or as one of a group of co-agents in originating loans.
Investment Quality and Credit Analysis: The Senior Loans in which a Portfolio may invest generally are rated below investment grade credit quality or are unrated. In acquiring a loan, the manager will consider some or all of the following factors concerning the borrower: ability to service debt from internally generated funds; adequacy of liquidity and working capital; appropriateness of capital structure; leverage consistent with industry norms; historical experience of achieving business and financial projections; the quality and experience of management; and adequacy of collateral coverage. The manager performs its own independent credit analysis of each borrower. In so doing, the manager may utilize information and credit analyses from agents that originate or administer loans, other lenders investing in a loan, and other sources. The manager also may communicate directly with management of the borrowers. These analyses continue on a periodic basis for any Senior Loan held by a Portfolio.
Senior Loan Characteristics: Senior Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, and internal growth. Senior Loans generally hold the most senior position in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers; including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stocks of subsidiaries; and intangible assets including trademarks, copyrights, patent rights, and franchise value. They may also provide guarantees as a form of collateral. Senior Loans are typically structured to include two or more types of loans within a single credit agreement. The most common structure is to have a revolving loan and a term loan. A revolving loan is a loan that can be drawn upon, repaid fully or partially, and then the repaid portions can be drawn upon again. A term loan is a loan that is fully drawn upon immediately and once repaid it cannot be drawn upon again.
Sometimes there may be two or more term loans and they may be secured by different collateral, have different repayment schedules and maturity dates. In addition to revolving loans and term loans, Senior Loan structures can also contain facilities for the issuance of letters of credit and may contain mechanisms for lenders to pre-fund letters of credit through credit-linked deposits.
By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as employee salaries, employee pensions, and taxes). This means Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

Senior Loans typically pay interest, at least quarterly, at rates which equal a fixed percentage spread over a base rate such as SOFR. For example, if SOFR were 3% and the borrower was paying a fixed spread of 2.50%, the total interest rate paid by the borrower would be 5.50%. Base rates, and therefore the total rates paid on Senior Loans, float, i.e., they change as market rates of interest change.
Although a base rate such as SOFR can change every day, loan agreements for Senior Loans typically allow the borrower the ability to choose how often the base rate for its loan will change. A single loan may have multiple reset periods at the same time, with each reset period applicable to a designated portion of the loan. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a Senior Loan typically does not change.
Agents: Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a Senior Loan. Agents are typically paid fees by the borrower for their services.
The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. An agent for a loan is required to administer and manage the loan and to service or monitor the collateral. The agent is also responsible for the collection of principal, interest, and fee payments from the borrower and the apportionment of these payments to the credit of all lenders which are parties to the loan agreement. The agent is charged with the responsibility of monitoring compliance by the borrower with the restrictive covenants in the loan agreement and of notifying the lenders of any adverse change in the borrower’s financial condition. In addition, the agent generally is responsible for determining that the lenders have obtained a perfected security interest in the collateral securing the loan.
Loan agreements may provide for the termination of the agent’s agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment inter-positioned between a Portfolio and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of such person and any loan payment held by such person for the benefit of the fund should not be included in such person’s or entity’s bankruptcy estate. If, however, any such amount were included in such person’s or entity’s bankruptcy estate, a Portfolio would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, a Portfolio could experience a decrease in the NAV.
Typically, under loan agreements, the agent is given broad discretion in enforcing the loan agreement and is obligated to use the same care it would use in the management of its own property. The borrower compensates the agent for these services. Such compensation may include special fees paid on structuring and funding the loan and other fees on a continuing basis. The precise duties and rights of an agent are defined in the loan agreement.
When a Portfolio is an agent it has, as a party to the loan agreement, a direct contractual relationship with the borrower and, prior to allocating portions of the loan to the lenders if any, assumes all risks associated with the loan. The agent may enforce compliance by the borrower with the terms of the loan agreement. Agents also have voting and consent rights under the applicable loan agreement. Action subject to agent vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the loan, which percentage varies depending on the relative loan agreement. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a loan, or relating collateral therefor, frequently require the unanimous vote or consent of all lenders affected.
Pursuant to the terms of a loan agreement, the agent typically has sole responsibility for servicing and administering a loan on behalf of the other lenders. Each lender in a loan is generally responsible for performing its own credit analysis and its own investigation of the financial condition of the borrower. Generally, loan agreements will hold the agent liable for any action taken or omitted that amounts to gross negligence or willful misconduct. In the event of a borrower’s default on a loan, the loan agreements provide that the lenders do not have recourse against a Portfolio for its activities as agent. Instead, lenders will be required to look to the borrower for recourse.
At times a Portfolio may also negotiate with the agent regarding the agent’s exercise of credit remedies under a Senior Loan.
Additional Costs: When a Portfolio purchases a Senior Loan in the primary market, it may share in a fee paid to the original lender. When a Portfolio purchases a Senior Loan in the secondary market, it may pay a fee to, or forego a portion of the interest payments from, the lending making the assignment.
A Portfolio may be required to pay and receive various fees and commissions in the process of purchasing, selling, and holding loans. The fee component may include any, or a combination of, the following elements: arrangement fees, non-use fees, facility fees, letter of credit fees, and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until loan closing or for an extended period. The amount of fees is negotiated at the time of closing.
Loan Participation and Assignments: A Portfolio’s investment in loan participations typically will result in the fund having a contractual relationship only with the lender and not with the borrower. A Portfolio will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participation, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and a Portfolio may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, a Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
When a Portfolio is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. These rights include the ability to vote along with the other lenders on such matters as enforcing the terms of the loan agreement (e.g., declaring defaults, initiating collection action, etc.). Taking such actions typically requires at least a vote of the lenders holding a majority of the investment in the loan and may require a vote by lenders holding two-thirds or more of the investment in the loan. Because a Portfolio usually does not hold a majority of the investment in any loan, it will not be able by itself to control decisions that require a vote by the lenders.
Because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such assets, a Portfolio anticipates that such assets could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such assets and a Portfolio’s ability to dispose of particular assignments or participations when necessary to meet redemption of fund shares, to meet a Portfolio’s liquidity needs or, in response to a specific economic event such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for a Portfolio to value these assets for purposes of calculating its NAV.
Additional Information on Loans: The loans in which a Portfolio may invest usually include restrictive covenants which must be maintained by the borrower. Such covenants, in addition to the timely payment of interest and principal, may include mandatory prepayment provisions arising from free cash flow and restrictions on dividend payments, and usually state that a borrower must maintain specific minimum financial ratios as well as establishing limits on total debt. A breach of covenant, that is not waived by the agent, is normally an event of acceleration, i.e., the agent has the right to call the loan. In addition, loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. The free cash flow shall be applied to prepay the loan in an order of maturity described in the loan documents. Under certain interests in loans, a Portfolio may have an obligation to make additional loans upon demand by the borrower. A Portfolio generally ensures its ability to satisfy such demands by segregating sufficient assets in high quality short-term liquid investments or borrowing to cover such obligations.
A principal risk associated with acquiring loans from another lender is the credit risk associated with the borrower of the underlying loan. Additional credit risk may occur when a Portfolio acquires a participation in a loan from another lender because the fund must assume the risk of insolvency or bankruptcy of the other lender from which the loan was acquired.
Loans, unlike certain bonds, usually do not have call protection. This means that investments, while having a stated one to ten year term, may be prepaid, often without penalty. A Portfolio generally holds loans to maturity unless it becomes necessary to sell them to satisfy any shareholder repurchase offers or to adjust the fund’s portfolio in accordance with the manager’s view of current or expected economics or specific industry or borrower conditions.
Loans frequently require full or partial prepayment of a loan when there are asset sales or a securities issuance. Prepayments on loans may also be made by the borrower at its election. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a loan to be shorter than its stated maturity. Prepayment may be deferred by a Portfolio. Prepayment should, however, allow a Portfolio to reinvest in a new loan and would require a Portfolio to recognize as income any unamortized loan fees. In many cases reinvestment in a new loan will result in a new facility fee payable to a Portfolio.
Because interest rates paid on these loans fluctuate periodically with the market, it is expected that the prepayment and a subsequent purchase of a new loan by a Portfolio will not have a material adverse impact on the yield of the portfolio.
Bridge Loans: A Portfolio may acquire interests in loans that are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Bridge loans often are unrated. A Portfolio may also invest in loans of borrowers that have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.
Covenant-Lite Loans: Loans in which a Portfolio may invest or to which a Portfolio may gain exposure indirectly through its investments in CDOs, CLOs or other types of structured securities may be considered “covenant-lite” loans. Covenant-lite refers to loans which do not incorporate traditional performance-based financial maintenance covenants. Covenant-lite does not refer to a loan’s seniority in the borrower’s capital structure nor to a lack of the benefit from a legal pledge of the borrower’s assets, and it also does not necessarily correlate to the overall credit quality of the borrower. Covenant-lite loans generally do not include terms which allow the lender to take action based on the borrower’s performance relative to its covenants. Such actions may include the ability to renegotiate and/or re-set the credit spread on the loan with the borrower, and even to declare a default or force a borrower into bankruptcy restructuring if certain criteria are breached. Covenant-lite loans typically still provide lenders with other covenants that restrict a company from incurring additional debt or engaging in certain actions. Such covenants can only be breached by an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, a Portfolio may have fewer rights against a borrower when it invests in or has exposure to covenant-lite loans and, accordingly, may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more conventional covenants.

Short Sales: Short sales can be made “against the box” or not “against the box.” A short sale that is not made “against the box” is a transaction in which a party sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the seller must borrow the security to make delivery to the buyer. To borrow the security, the seller also may be required to pay a premium, which would increase the cost of the security sold. The seller then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. It may not be possible to liquidate or close out the short sale at any particular time or at an acceptable price. The price at such a time may be more or less than the price at which the security was sold by the seller. The seller will incur a loss if the price of the security increases between the date of the short sale and the date on which the seller replaced the borrowed security. Such loss may be unlimited. The seller will realize a gain if the security declines in price between those dates. The amount of any gain will decrease, and the amount of a loss will increase, by the amount of the premium, dividends or interest the seller may be required to pay in connection with a short sale. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.
The seller may also make short sales “against the box.” A short sale “against the box” is a transaction in which a security identical to one owned by the seller is borrowed and sold short. If the seller enters into a short sale against the box, it is required to hold securities equivalent in-kind and in amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. The seller will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box and will forgo an opportunity for capital appreciation in the security.
Selling short “against the box” typically limits the amount of effective leverage. Short sales “against the box” may be used to hedge against market risks when the manager believes that the price of a security may decline, causing a decline in the value of a security or a security convertible into or exchangeable for such security. In such case, any future losses in the long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities owned, either directly or indirectly, and, in the case of convertible securities, changes in the investment values or conversion premiums of such securities.
In response to market events, the SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on, and/or reporting requirements for, short sales of certain securities. See “Derivatives Regulation” for more information.
Small- and Mid-Capitalization Issuers: Issuers with smaller market capitalizations, including small- and mid-capitalization issuers, may have limited product lines, markets, or financial resources, may lack the competitive strength of larger issuers, may have inexperienced managers or depend on a few key employees. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices are often more volatile, than the securities of issuers with larger market capitalizations. Issuers with smaller market capitalizations may include issuers with a limited operating history (unseasoned issuers). Investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the issuer’s management and less emphasis on fundamental valuation factors than would be the case for more mature issuers. In addition, investments in unseasoned issuers are more speculative and entail greater risk than do investments in issuers with an established operating record. The liquidation of significant positions in small- and mid-capitalization issuers with limited trading volume, particularly in a distressed market, could be prolonged and result in investment losses.
Sovereign Debt: Investments in debt instruments issued by governments or by government agencies and instrumentalities (so called sovereign debt) involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. A governmental entity may default on its obligations or may require renegotiation or rescheduling of debt payment. Any restructuring of a sovereign debt obligation will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, legal action against the sovereign issuer, or realization on collateral securing the debt, may not be possible. The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is rated below investment grade. Sovereign debt risk may be greater for debt instruments issued or guaranteed by emerging and/or frontier countries.
Sovereign debt includes Brady bonds, U.S. dollar-denominated bonds issued by an emerging market and collateralized by U.S. Treasury zero-coupon bonds. Brady bonds arose from an effort in the 1980s to reduce the debt held by less-developed countries that frequently defaulted on loans. The bonds are named for Treasury Secretary Nicholas Brady, who helped international monetary organizations institute the program of debt-restructuring. Defaulted loans were converted into bonds with U.S. Treasury zero-coupon bonds as collateral. Because the Brady bonds were backed by zero-coupon bonds, repayment of principal was insured. The Brady bonds themselves are coupon-bearing bonds with a variety of rate options (fixed, variable, step, etc.) with maturities of between 10 and 30 years. Issued at par or at a discount, Brady bonds often include warrants for raw material available in the country of origin or other options.
Special Purpose Acquisition Companies: A Portfolio may invest in stock, rights, and warrants of special purpose acquisition companies (“SPACs”). Also known as a “blank check company,” a SPAC is a company with no commercial operations that is formed solely to raise capital from investors for the purpose of acquiring one or more existing private companies. The typical SPAC IPO involves the sale of units consisting of one share of common stock combined with one or more warrants or fractions of warrants to purchase common stock at a fixed price upon or after consummation of the acquisition. If a Portfolio purchases shares of a SPAC in an IPO, it will generally bear a sales commission, which may be significant. SPACs often have pre-determined time frames to make an acquisition after going public (typically two years) or the SPAC will liquidate, at which point invested funds are returned to the entity’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. Unless and until an acquisition is completed, a SPAC generally holds its assets in U.S. government securities, money market securities and cash. To the extent the SPAC holds cash or similar securities, this may impact a Portfolio’s ability to meet its investment objective. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting an acquisition. In some cases, a Portfolio may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with an acquisition. SPACs are subject to increasing scrutiny, and potential legal challenges or regulatory developments may limit their effectiveness or prevalence. For example, the SEC recently adopted additional disclosure and other rules that apply to SPACs; it is impossible to predict the potential impact of these developments on the use of SPACs.
Because SPACs have no operating history or ongoing business other than seeking acquisitions, the value of a SPAC’s securities is particularly dependent on the ability of the entity’s management to identify and complete a favorable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. At the time a Portfolio invests in a SPAC, there may be little or no basis for the Portfolio to evaluate the possible merits or risks of the particular industry in which the SPAC may ultimately operate or the target business which the SPAC may ultimately acquire. There is no guarantee that a SPAC in which a Portfolio invests will complete an acquisition or that any acquisitions that are completed will be profitable.
It is possible that a significant portion of the funds raised by a SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction. Attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases. No market, or only a thinly traded market, for shares of or interests in a SPAC may develop, leaving a Portfolio unable to sell its interest in a SPAC or able to sell its interest only at a price below what the Portfolio believes is the SPAC security’s value. In addition, a Portfolio may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled, and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC. The values of investments in SPACs may be highly volatile and may depreciate significantly over time.
Special Situation Issuers: A special situation arises when, in the opinion of the manager, the securities of a particular issuer can be purchased at prices below the anticipated future value of the cash, securities or other consideration to be paid or exchanged for such securities solely by reason of a development applicable to that issuer and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies. Investments in special situations often involve much greater risk than is inherent in ordinary investment securities, because of the high degree of uncertainty that can be associated with such events.
If a security is purchased in anticipation of a proposed transaction and the transaction later appears unlikely to be consummated or in fact is not consummated or is delayed, the market price of the security may decline sharply. There is typically asymmetry in the risk/reward payout of special situations strategies – the losses that can occur in the event of deal break-ups can far exceed the gains to be had if deals close successfully. The consummation of a proposed transaction can be prevented or delayed by a variety of factors, including regulatory and antitrust restrictions, political developments, industry weakness, stock specific events, failed financings, and general market declines. Certain special situation investments prevent ownership interest therein from being withdrawn until the special situation investment, or a portion thereof, is realized or deemed realized, which may negatively impact Portfolio performance.
Structured Notes (Debt Instruments): Structured notes are investments, the interest rate or principal of which is linked to currencies, interest rates, commodities, indices, or other financial indicators (each, a “reference instrument”). Structured notes generally are privately negotiated debt obligations issued by corporations, including banks, or governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms are available. The terms of structured notes normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the values of the reference instrument. As a result, the interest and/or principal payments made on a structured note may change and a Portfolio may experience losses on some or all of the amount invested in a structured note. The rate of return on a structured note may be determined by applying a multiplier to the performance or differential performance of the reference instrument or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in a structured note involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, structured notes may have lower liquidity than other types of securities, and their values may be more volatile than their reference instruments. “Subordinated” structured notes, which are subordinated to the right of payment of another class of the structured note, typically have higher yields and present greater risks than “unsubordinated” structured notes.
Supranational Entities: Obligations of supranational entities include securities designated or supported by governmental entities to promote economic reconstruction or development of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. There is no assurance that participating governments will be able or willing to honor any commitments they may have made to make capital contributions to a supranational entity, or that a supranational entity will otherwise have resources sufficient to meet its commitments.
Swap Transactions and Options on Swap Transactions: Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined underlying assets, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index). When a Portfolio enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Portfolio may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt instruments.
In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying asset; if the underlying asset declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A swap may create a long or short position in the underlying asset. A total return swap may be used to hedge against an exposure in an investment portfolio (including to adjust the duration or credit quality of a bond portfolio) or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A total return swap may also be used to gain exposure to securities or markets which may not be accessed directly (in so-called market access transactions).
In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt instruments (typically referred to as a “reference entity”). In general, the protection “buyer” in a credit default swap is obligated to pay the protection “seller” an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Rather than exchange the bonds for the par value, a single cash payment may be due from the seller representing the difference between the par value of the bonds and the current market value of the bonds (which may be determined through an auction). Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a Portfolio buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If a Portfolio does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Portfolio is a buyer and no credit event occurs, the Portfolio will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. If a Portfolio sells protection under a credit default swap, the position may have the effect of creating leverage in the Portfolio’s portfolio through the Portfolio’s indirect long exposure to the issuer or securities on which the swap is written. If a Portfolio sells protection, it may do so either to earn additional income or to create such a “synthetic” long position. Credit default swaps involve general market risks, illiquidity risk, counterparty risk, and credit risk.
A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.
A Portfolio may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in a more economical way.
An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or “cap”) level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or “floor”) level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are based on a reference rate chosen by the parties and are typically measured quarterly. Rights arising pursuant to both caps and floors are typically exercised automatically if the strike is in the money. Caps and floors can eliminate the risk that the buyer fails to exercise an in-the-money option.
The swap market has grown over the years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation, which has contributed to greater liquidity in certain areas of the swap market under normal market conditions.
An option on swap agreement (“swaption”) is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. Depending on the terms of the particular swaption, generally a greater degree of risk is incurred when writing a swaption than when purchasing a swaption. If a Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, if a Portfolio writes a swaption, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.
The successful use of swap agreements or swaptions depends on the manager’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.
Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because they are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio’s interest. A Portfolio bears the risk that its manager will not accurately forecast future market trends or the values of assets, reference rates, indices, or other economic factors in establishing swap positions for the Portfolio. If the manager attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a Portfolio would be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for a Portfolio. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Many swaps are complex and often valued subjectively.
Counterparty risk with respect to derivatives has been and may continue to be affected by rules and regulations concerning the derivatives market. Some interest rate swaps and credit default index swaps are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds the position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and clearing members, and it is not clear how an insolvency proceeding of a clearing house or clearing member would be conducted, what effect the insolvency proceeding would have on any recovery by a Portfolio, and what impact an insolvency of a clearing house or clearing member would have on the financial system more generally. In some ways, cleared derivative arrangements are less favorable to a Portfolio than bilateral arrangements, for example, by requiring that a Portfolio provide more margin for its cleared derivatives positions. Also, as a general matter, in contrast to a bilateral derivatives position, following a period of notice to a Portfolio, the clearing house or the clearing member through which it holds its position at any time can require termination of an existing cleared derivatives position or an increase in the margin required at the outset of a transaction. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Portfolio to pursue its investment strategy.
Also, in the event of a counterparty's (or its affiliate's) insolvency, the possibility exists that a Portfolio's ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the U.S., the EU, the UK, and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to a Portfolio of a counterparty who is subject to such proceedings in the EU and the UK (sometimes referred to as a “bail in”).
The U.S. government, the EU, and the UK have also adopted mandatory minimum margin requirements for bilateral derivatives. Such requirements could increase the amount of margin required to be provided by a Portfolio in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.
The SEC has finalized new rules restricting activities that could be considered to be manipulative in connection with security-based swaps. While it is currently difficult to predict the full impact of these new rules, these rules could make it more difficult for a Portfolio to execute certain investment strategies and may have a material adverse effect on a Portfolio's ability to generate returns.
Foreign Currency Warrants: Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the U.S., in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).
Tax Qualification: If a Portfolio qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains distributed (or deemed distributed) to shareholders, provided that, for each taxable year, the Portfolio distributes (or is treated as distributing) to its shareholders an amount equal to or exceeding 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses). A Portfolio intends to distribute all or substantially all of its investment company taxable income and net capital gain each year.

In order for a Portfolio to qualify as a regulated investment company in any taxable year, the Portfolio must, among other things, meet certain asset diversification tests and at least 90% of its gross income for such year must be certain types of qualifying income. If a Portfolio were to fail to meet the income or diversification test described above for any taxable year, the Portfolio could in some cases cure the failure, including by paying a fund-level tax and, in the case of a diversification test failure, disposing of certain assets. If a Portfolio were ineligible to cure, or otherwise did not cure, such failure for any year, or were otherwise to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, it would be subject to U.S. federal income tax, thereby subjecting any income earned by the Portfolio to tax at the Portfolio level and, when such income is distributed, to a further tax as dividends at the shareholder level to the extent of the Portfolio's current or accumulated earnings and profits.
Some of the income and gain a Portfolio may recognize (such as income and gain from real estate assets received upon foreclosure of a loan held by the Portfolio) generally does not constitute qualifying income, and whether certain other income and gain that the Portfolio may recognize constitutes qualifying income is not certain. A Portfolio's investments therefore may be limited by the Portfolio's intention to qualify as a regulated investment company and may bear on the Portfolio's ability to so qualify.
A Portfolio may hold certain investments that do not give rise to qualifying income through one or more wholly owned subsidiaries treated as corporations for U.S. federal income tax purposes. Such subsidiaries will be required to pay U.S. federal income tax on their earnings, which ultimately will reduce the yield on such investments. Depending on the assets held by the subsidiary and other considerations, a subsidiary may qualify and elect to be treated as a real estate investment trust for U.S. federal income tax purposes, in which case such subsidiary generally would not be subject to U.S. federal income tax to the extent such subsidiary timely distributes all its income and gains. A Portfolio may not invest more than 25% of its total assets in (i) any one subsidiary or (ii) two or more subsidiaries that are treated as being in the same, similar or related trades or businesses for purposes of the diversification tests applicable to regulated investment companies.
To Be Announced Sale Commitments: To be announced commitments represent an agreement to purchase or sell securities on a delayed delivery or forward commitment basis through the “to-be announced” (“TBA”) market. With TBA transactions, a commitment is made to either purchase or sell securities for a fixed price, without payment, and delivery at a scheduled future dated beyond the customary settlement period for securities. In addition, with TBA transactions, the particular securities to be delivered or received are not identified at the trade date; however, securities delivered to a purchaser must meet specified criteria (such as yield, duration, and credit quality) and contain similar characteristics. TBA securities may be sold to hedge positions or to dispose of securities under delayed delivery arrangements.
Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the purchaser will still bear the risk of any decline in the value of the security to be delivered. Because these transactions do not require the purchase and sale of identical securities, the characteristics of the security delivered to the purchaser may be less favorable than the security delivered to the dealer. The purchaser of TBA securities generally is subject to increased market risk and interest rate risk because the delivered securities may be less favorable than anticipated by the purchaser. TBA securities have the effect of creating leverage.
FINRA rules that became effective in 2024 include mandatory margin requirements for the TBA market with limited exceptions. TBAs historically had not been required to be collateralized. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions and impose added operational complexity.
Trust Preferred Securities: Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common stocks, which may typically represent a small percentage of the trust’s capital structure. The remainder of the trust’s capital structure typically consists of trust preferred securities, which are sold to investors. The trust uses the sale proceeds of its common stocks to purchase subordinated debt instruments issued by the financial institution. The financial institution uses the proceeds from the sale of the subordinated debt instruments to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt instruments. The interests of the holders of the trust preferred securities are senior to those of common stockholders in the event that the financial institution is liquidated, although their interests are typically subordinated to those of other holders of other debt instruments issued by the financial institution. The primary advantage of this structure to the financial institution is that the trust preferred securities issued by the trust are treated by the financial institution as debt instruments for U.S. federal income tax purposes, the interest on which is generally a deductible expense for U.S. federal income tax purposes, and as equity for the calculation of capital requirements.
The trust uses interest payments it receives from the financial institution to make dividend payments to the holders of the trust preferred securities. Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics of trust preferred securities include long-term maturities, early redemption option by the issuer, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt instruments. Trust preferred securities may be issued in reliance on Rule 144A and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders to sell their holdings. The condition of the financial institution can be considered when seeking to identify the risks of trust preferred securities as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities.

U.S. Government Securities and Obligations: Some U.S. government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by GNMA, are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, their obligations are not supported by the full faith and credit of the U.S. government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. government securities. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.
From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt. There is no assurance that the U.S. Congress will act to raise the debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. On May 16, 2025, Moody’s downgraded the U.S. long-term issuer and senior unsecured credit rating. Similar downgrades occurred in August 2023 when Fitch Ratings downgraded the U.S. long-term credit rating and August 2011 when S&P lowered its long-term sovereign credit rating on the U.S. These and other future downgrades could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on a Portfolio or issuers of securities held by a Portfolio. The Investment Adviser and Sub-Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on a Portfolio’s portfolio. The Investment Adviser and Sub-Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments.
Government Trust Certificates: Government trust certificates represent an interest in a government trust, the property of which consists of: (i) a promissory note of a foreign government, no less than 90% of which is backed by the full faith and credit guarantee issued by the federal government of the United States pursuant to Title III of the Foreign Operations, Export Financing and Related Borrowers Programs Appropriations Act of 1998; and (ii) a security interest in obligations of the U.S. Treasury backed by the full faith and credit of the United States sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than AAA by S&P or less than Aaa by Moody’s or have received a comparable rating by another NRSRO.
When-Issued Securities and Delayed Delivery Transactions: When-issued securities and delayed delivery transactions involve the purchase or sale of securities at a predetermined price or yield with payment and delivery taking place in the future after the customary settlement period for that type of security. Upon the purchase of the securities, liquid assets with an amount equal to or greater than the purchase price of the security will be set aside to cover the purchase of that security. The value of these securities is reflected in the net asset value as of the purchase date; however, no income accrues from the securities prior to their delivery.
There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold on a delayed delivery basis will be delivered. When a Portfolio engages in when-issued or delayed delivery transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
The purchase of securities in this type of transaction increases an overall investment exposure and involves a risk of loss if the value of the securities declines prior to settlement. If deemed advisable as a matter of investment strategy, the securities may be disposed of or the transaction renegotiated after it has been entered into, and the securities sold before those securities are delivered on the settlement date.
Zero-Coupon, Deferred Interest and Pay-in-Kind Bonds: Zero-coupon and deferred interest bonds are debt instruments that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest and therefore are issued and traded at a discount from their face amounts or par values. The values of zero-coupon and pay-in-kind bonds are more volatile in response to interest rate changes than debt instruments of comparable maturities that make regular distributions of interest. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.
Zero-coupon bonds either may be issued at a discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds. Zero-coupon bonds also are issued by municipalities.
Interest income from these types of securities accrues prior to the receipt of cash payments and must be distributed to shareholders when it accrues, potentially requiring the liquidation of other investments, including at times when such liquidation may not be advantageous, in order to comply with the distribution requirements applicable to RICs under the Code.

OTHER RISKS AND CONSIDERATIONS
Cybersecurity Issues: Cybersecurity incidents and cyber-attacks (referred to collectively herein as “cyber-attacks”) have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. The Voya family of funds, and their service providers, may be prone to operational and information security risks resulting from cyber-attacks. Furthermore, as a Portfolio’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, ransomware attacks, social engineering attempts (such as business email compromise attacks), the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber-attacks affecting a Portfolio or its service providers may adversely impact the Portfolio. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Portfolio’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Portfolio to regulatory fines or financial losses and/or cause reputational damage. A Portfolio may also incur additional costs for cybersecurity risk management purposes. In addition, substantial costs may be incurred in order to prevent any cyber-attacks in the future. Similar types of cybersecurity risks are also present for issuers of securities in which a Portfolio may invest, which could result in material adverse consequences for such issuers and may cause the Portfolio’s investment in such companies to lose value. In addition, cyber-attacks involving a Portfolio’s counterparty could affect such counterparty's ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in a Portfolio being, among other things, unable to buy or sell certain securities or unable to accurately price its investments. While each Portfolio has established a business continuity plan in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio, and such third-party service providers may have limited indemnification obligations to the Investment Adviser or the Portfolio, each of whom could be negatively impacted as a result. A Portfolio and its shareholders could be negatively impacted as a result. Any problems relating to the performance and effectiveness of security procedures used by a Portfolio or third-party service providers to protect the Portfolio’s assets, such as algorithms, codes, passwords, multiple signature systems, encryption and telephone call-backs, may have an adverse impact on an investment in the Portfolio. There may be an increased risk of cyber-attacks during periods of geo-political or military conflict and new ways to carry out cyber-attacks are always developing. In addition, the rapid development and increasingly widespread use of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT, could exacerbate these risks. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on a Portfolio’s ability to plan for or respond to a cyber-attack. Cybersecurity and data protection have become top priorities for regulators around the world, and rapidly developing and changing privacy, data protection and cybersecurity laws and regulations could further increase compliance costs and subject the Investment Adviser and the Portfolios to enforcement risk and reputational damage. Many jurisdictions have laws and regulations relating to privacy, data protection and cybersecurity, including the General Data Protection Regulation in the EU, the UK Data Protection Act and the California Privacy Rights Act, as well as recently adopted SEC rules. Additional regulatory requirements related to cybersecurity and data protection could increase compliance costs and potential regulatory liability related to cybersecurity for the Investment Adviser and a Portfolio. Some jurisdictions have also enacted or proposed laws requiring companies to notify individuals and government agencies of data security breaches involving certain types of personal data.
LIBOR Transition and Reference Benchmarks: LIBOR was the offered rate for short-term Eurodollar deposits between major international banks. The terms of investments, financings or other transactions (including certain derivatives transactions) to which a Portfolio may be a party, have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies and markets in these new rates are continuing to develop. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly but the full impact of the transition on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be fully determined.
For example, SOFR is the replacement rate for USD-LIBOR and is published by the Federal Reserve Bank of New York. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. SOFR is published in various forms including as a daily, compounded, and forward-looking term rate. Markets in these new rates such as SOFR are continuing to develop.
While LIBOR was an unsecured rate, SOFR is a secured rate. SOFR, unlike LIBOR, reflects actual market transactions. Accordingly, SOFR is not the economic equivalent of LIBOR. Consequently, there can be no assurance that SOFR will perform in the same way as LIBOR would have at any time, including, without limitation, as a result of changes in interest and yield rates in the market, monetary policy, bank credit risk, market volatility or global or regional economic, financial, political, regulatory, judicial or other events.
In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the EU regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into UK law by virtue of the EU (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

Qualified Financial Contracts: A Portfolio’s investments may involve qualified financial contracts (“QFCs”). QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. Under regulations adopted by federal banking regulators pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, certain QFCs with counterparties that are part of U.S. or foreign global systemically important banking organizations are required to include contractual restrictions on close-out and cross-default rights. If a covered counterparty of a Portfolio or certain of the covered counterparty's affiliates were to become subject to certain insolvency proceedings, the Portfolio may be temporarily, or in some cases permanently, unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact a Portfolio’s credit and counterparty risks.
Redemption Risk: A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. A number of circumstances may cause a Portfolio to experience heavy redemptions, including, but not limited to, the occurrence of significant events affecting investor demand for securities or asset classes in which the Portfolio invests; changes in the eligibility criteria for the Portfolio or share class of the Portfolio; other announced Portfolio events; or changes in investment objectives, strategies, policies, risks or investment personnel. Redemption risk is greater to the extent that a Portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in a Portfolio could hurt performance and/or cause the remaining shareholders in the Portfolio to lose money. A Portfolio’s redemption risk is increased if one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the Investment Adviser. If a Portfolio is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.
PORTFOLIO TURNOVER
A change in securities held in a Portfolio’s portfolio is known as portfolio turnover and may involve the payment by a Portfolio of dealer mark-ups or brokerage or underwriting commissions and other transaction costs associated with the purchase or sale of securities.
Each Portfolio may sell a portfolio investment soon after its acquisition if the Investment Adviser or Sub-Adviser believes that such a disposition is consistent with the Portfolio’s investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. Portfolio turnover rate for a fiscal year is the percentage determined by dividing (i) the lesser of the cost of purchases or sales of portfolio securities by (ii) the monthly average of the value of portfolio securities owned by the Portfolio during the fiscal year. Securities with maturities at acquisition of one year or less are excluded from this calculation. A Portfolio cannot accurately predict its turnover rate; however, the rate will be higher when the Portfolio finds it necessary or desirable to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events.
A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and transaction costs which are ultimately borne by a Portfolio’s shareholders. High portfolio turnover may result in the realization of substantial capital gains.
Each Portfolio’s historical turnover rates are included in the Financial Highlights table(s) in the Prospectus.
Significant Portfolio Turnover During the Last Two Fiscal Years
Voya Intermediate Bond Portfolio’s portfolio turnover rate decreased from 240% in 2024 to 117% in 2025. The decrease in the turnover rate was due to interest rate hedging and the number of TBA contracts initiated in a year.
Voya Small Company Portfolio’s portfolio turnover rate decreased from 183% in 2024 to 111% in 2025. The decrease in the turnover rate was due to enhancements the team made, after thorough research, to their portfolio construction process.
FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
Unless otherwise indicated or as required by applicable law or regulation, whenever an investment policy or limitation states a maximum percentage of a Portfolio’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such percentage limitation or standard will be determined immediately after and as a result of the Portfolio’s acquisition of such security or other asset, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the 1940 Act). Accordingly, any subsequent change in value, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio’s investment policies and limitations.
Unless otherwise stated, if a Portfolio’s holdings of illiquid securities exceeds 15% of its net assets because of changes in the value of the Portfolio’s investments, the Portfolio will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Portfolio.
Illiquid investment means any investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Such securities include, but are not limited to, fixed time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(a)(2) of the 1933 Act, or securities otherwise subject to restrictions on resale under the 1933 Act (“Restricted Securities”) shall not be deemed illiquid solely by reason of being unregistered.

FUNDAMENTAL INVESTMENT RESTRICTIONS
Each Portfolio has adopted the following investment restrictions as fundamental policies, which means they cannot be changed without the approval of the holders of a “majority” of the Portfolio’s outstanding voting securities, as that term is defined in the 1940 Act. The term “majority” is defined in the 1940 Act as the lesser of: (i) 67% or more of the Portfolio’s voting securities present at a meeting of shareholders at which the holders of more than 50% of the outstanding voting securities of the Portfolio are present in person or represented by proxy; or (ii) more than 50% of the Portfolio’s outstanding voting securities.
Voya Government Money Market Portfolio, Voya Growth and Income Portfolio, Voya Intermediate Bond Portfolio, Voya Index Plus LargeCap Portfolio, Voya Index Plus MidCap Portfolio, Voya Index Plus SmallCap Portfolio and Voya Small Company Portfolio
As a matter of fundamental policy, a Portfolio may not:
1.
purchase securities of any issuer if, as a result, with respect to 75% of a Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or a Portfolio’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit a Portfolio’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other registered management investment companies;
2.
purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities, or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more registered management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by a Portfolio; and (iii) with respect to, Voya Government Money Market Portfolio, this restriction will not limit the Portfolio’s investments in certificates of deposit, fixed-time deposits, bankers acceptances and other short-term instruments issued by banks that are otherwise eligible investments for the Portfolio under the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio;
3.
make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Portfolio;
4.
issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by a Portfolio;
5.
purchase or sell real estate, except that a Portfolio may: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by a Portfolio as a result of the ownership of securities;
6.
purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts;
7.
borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by a Portfolio; and
8.
underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit a Portfolio’s ability to invest in securities issued by other registered management investment companies.
With respect to fundamental policy number (2)(iii), the reference to certain instruments issued by banks refers to “domestic banks.”
Voya Global High Dividend Low Volatility Portfolio
As a matter of fundamental policy the Portfolio may not:
1.
purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit a Portfolio’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other registered management investment companies;
2.
purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio, and further provided, that the Portfolio will concentrate to approximately the same extent that its underlying index or indices concentrates in the stock of any particular industry or industries;
3.
borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Portfolio;
4.
make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Portfolio;
5.
underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio’s ability to invest in securities issued by other registered management investment companies;
6.
purchase or sell real estate, except that the Portfolio may: (a) acquire or lease office space for its own use; (b) invest in securities of issuers that invest in real estate or interests therein; (c) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (d) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;
7.
issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio; or
8.
purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
The Board has adopted the following non-fundamental investment restrictions, which may be changed by a vote of each Portfolio’s Board and without shareholder vote.
Each Portfolio (except Voya Global High Dividend Low Volatility Portfolio and Voya Government Money Market Portfolio)
A Portfolio will not:
1.
make short sales of securities, other than short sales “against the box,” or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Portfolio as described in this SAI and in the Prospectuses;
2.
except for Voya Intermediate Bond Portfolio, invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof);
3.
invest in companies for the purpose of exercising control or management;
4.
purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other materials;
5.
invest more than 15% (10% for Voya Index Plus LargeCap Portfolio, Voya Index Plus MidCap Portfolio, and Voya Index Plus SmallCap Portfolio) of its net assets in illiquid securities. Illiquid securities are securities that cannot be sold or disposed of promptly within seven days in the ordinary course of business at approximately the value ascribed to it by a Portfolio. Such securities include, but are not limited to, fixed-time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule144A, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors;
6.
invest more than 15% (10% for Voya Index Plus LargeCap Portfolio, Voya Index Plus MidCap Portfolio, and Voya Index Plus SmallCap Portfolio) of the total of its assets in high-yield bonds (securities rated below BBB- by Standard & Poor’s Ratings Services (“S&P”) or Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated, considered by the Investment Adviser or Sub-Advisers to be of comparable quality). This non-fundamental investment restriction does not apply to Voya Intermediate Bond Portfolio;
7.
except for Voya Intermediate Bond Portfolio, invest in foreign fixed-income instruments for purposes other than temporary and defensive or cash management and only when such are of high quality and short duration;
8.
invest more than 15% of its net assets in synthetic convertible securities and such securities must be rated A or higher by Moody’s or S&P;
9.
except for Voya Intermediate Bond Portfolio, other than for temporary and defensive or cash management purposes, invest more than 10% of its net assets in securities of supranational agencies.
Voya Government Money Market Portfolio:

The Portfolio may not invest in companies for the purpose of exercising control or management.
DISCLOSURE OF each Portfolio’s PORTFOLIO SECURITIES
Each Portfolio is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with each Portfolio’s financial statements and other information on Form N-CSR for the second and fourth fiscal quarters and on Form NPORT-P for the first and third fiscal quarters. Each Portfolio’s NPORT-P is available on the SEC’s website at https://www.sec.gov and may be obtained, free of charge, by contacting a Portfolio at the address and phone number on the cover of this SAI or by visiting our website at https://individuals.voya.com/product/variable-portfolio/prospectuses-reports.
In addition, each Portfolio (except Voya Government Money Market Portfolio and Voya Small Company Portfolio) posts its portfolio holdings schedule on Voya’s website on a monthly basis and makes it available on the 15th calendar day following the end of the previous calendar month, or as soon thereafter as practicable. The portfolio holdings schedule is as of the last day of the previous calendar month.
For Voya Small Company Portfolio, each Portfolio posts it portfolio holdings schedule on Voya’s website on a monthly basis and makes it available on the 30th calendar day following the end of the previous calendar month or as soon thereafter as practicable. The portfolio holdings schedule is as of the last day of the previous calendar month.
Voya Government Money Market Portfolio will post a full list of its portfolio holdings on Voya’s website as of the last Business Day of the previous month, along with any items required by Rule 2a-7 under the 1940 Act no later than the 5th Business Day of the month. The information will be available on the website for a period of not less than six months. The portfolio holdings schedule is as of the last day of the previous calendar month.
Each Portfolio may also post its complete or partial portfolio holdings on its website as of a specified date. Each Portfolio may also file information on portfolio holdings with the SEC or other regulatory authority as required by applicable law.
Each Portfolio also compiles a list of its ten largest (“Top Ten”) holdings and/or its Top Ten issuers. This information is made available on Voya’s website on the 10th calendar day following the end of the previous calendar month, or as soon thereafter as practicable. The Top Ten holdings and/or issuer information shall be as of the last day of the previous calendar month.
Investors (both individual and institutional), financial intermediaries that distribute each Portfolio’s shares, and most third parties may receive each Portfolio’s annual or semi-annual shareholder reports, or view them on Voya’s website, along with each Portfolio’s portfolio holdings schedule.
The Top Ten list is also provided in quarterly Portfolio descriptions that are included in the offering materials of variable life insurance products, variable annuity contracts and other retirement plans.
Other than in regulatory filings or on Voya’s website, each Portfolio may provide its complete portfolio holdings to certain unaffiliated third parties and affiliates when a Portfolio has a legitimate business purpose for doing so. Unless otherwise noted below, each Portfolio’s disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided. Specifically, a Portfolio’s disclosure of its portfolio holdings may include disclosure:
•
to a Portfolio’s independent registered public accounting firm, named herein, for use in providing audit opinions, as well as to the independent registered public accounting firm of an entity affiliated with the Investment Adviser if the Portfolio is consolidated into the financial results of the affiliated entity;
•
to financial printers for the purpose of preparing Portfolio regulatory filings;
•
for the purpose of due diligence regarding a merger or acquisition involving a Portfolio;
•
to a new adviser or sub-adviser or a transition manager prior to the commencement of its management of a Portfolio;
•
to rating and ranking agencies such as Bloomberg L.P., Morningstar, Inc., Lipper Leaders Rating System, and S&P (such agencies may receive more raw data from a Portfolio than is posted on a Portfolio’s website);
•
to consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in a Portfolio;
•
to service providers, on a daily basis, in connection with their providing services benefiting a Portfolio including, but not limited to, the provision of custodial and transfer agency services, the provision of analytics for securities lending oversight and reporting, compliance oversight, and proxy voting or class action service providers;
•
to a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders;
•
to certain wrap fee programs, on a weekly basis, on the first Business Day following the previous calendar week;
•
to a third party who acts as a “consultant” and supplies the consultant’s analysis of holdings (but not actual holdings) to the consultant’s clients (including sponsors of retirement plans or their consultants) or who provides regular analysis of a Portfolio’s portfolio. The types, frequency and timing of disclosure to such parties vary depending upon information requested; or
•
to legal counsel to a Portfolio and the Directors/Trustees.
In all instances of such disclosure, the receiving party is subject to a duty or obligation of confidentiality, including a duty not to trade on such information.

In addition, the Sub-Adviser may provide portfolio holdings information to third-party service providers in connection with the Sub-Adviser carrying out its duties pursuant to the Sub-Advisory Agreement in place between the Sub-Adviser and the Investment Adviser, provided however that the Sub-Adviser is responsible for such third-party’s confidential treatment of such data pursuant to the Sub-Advisory Agreement. This portfolio holdings information may be provided on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided. The Sub-Adviser is also obligated, pursuant to its fiduciary duty to the relevant Portfolio, to ensure that any third-party service provider has a duty not to trade on any portfolio holdings information it receives other than on behalf of a Portfolio until public disclosure by the Portfolio.
In addition to the situations discussed above, disclosure of a Portfolio's complete portfolio holdings on a more frequent basis to any unaffiliated third party or affiliates may be permitted if approved by the Chief Legal Officer of the Investment Adviser or the Chief Compliance Officer of the Portfolios (each, an “Authorized Party”) pursuant to the Board's procedures. In each such case, the Authorized Party would determine whether the proposed disclosure of a Portfolio's complete portfolio holdings is for a legitimate business interest; whether such disclosure is in the best interest of Portfolio shareholders; whether such disclosure will create any conflicts between the interests of a Portfolio's shareholders, on the one hand, and those of the Investment Adviser, Principal Underwriter or any affiliated person of a Portfolio, its Investment Adviser, or its Principal Underwriter, on the other; and the third party must execute an agreement setting forth its duty of confidentiality with regards to the portfolio holdings, including a duty not to trade on such information. An Authorized Party would report to the Board regarding the implementation of these procedures.
The Board has authorized the senior officers of the Investment Adviser or its affiliates to authorize the release of a Portfolio’s portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with these policies and procedures. The Investment Adviser or its affiliates report quarterly to the Board regarding the implementation of these policies and procedures.

MANAGEMENT OF each Company/Trust
The business and affairs of each Company/Trust are managed under the direction of the Trusts’ Board according to the applicable laws of the Commonwealth of Massachusetts for Voya Intermediate Bond Portfolio, Voya Government Money Market Portfolio, and Voya Variable Funds and the Company’s Board according to the applicable laws of the State of Maryland for Voya Variable Portfolios, Inc.
The Board governs each Portfolio and is responsible for protecting the interests of shareholders. The Directors/Trustees are experienced executives who oversee each Portfolio’s activities, review contractual arrangements with companies that provide services to each Portfolio, and review each Portfolio’s performance.
Set forth in the table below is information about each Director/Trustee of each Portfolio.

Name, Address and Year of Birth	Position(s) Held with each Company/Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Directors/Trustees[2]	Other Board Positions Held by Directors/Trustees
Independent Directors/Trustees
Colleen D. Baldwin (1960) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Director/Trustee	May 2013 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	122	Stanley Global Engineering (2020 – Present).
John V. Boyer (1953) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Director/Trustee	May 2013 – Present	Retired.	122	None.
Jody T. Foster (1969) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Director/Trustee	September 2025 – Present	Founder and Chief Executive Officer, Symphony Consulting, an investment operations consulting firm to private asset managers and wealth management firm (2010 – Present). Formerly, Independent Director, Hussman Investment Trust, a registered investment company fund complex (2016 – 2025); Independent Director, Forum CRE Income Fund, a registered investment company (April 2021 – January 2022).	122	Trustee Emeritus, First Eagle Funds (32 Funds) (April 2026-Present). Formerly, Trustee, Diamond Hill Funds (13 Funds), part of the First Eagle Family of Funds as of April 2026 (2022-April 2026).

Name, Address and Year of Birth	Position(s) Held with each Company/Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Directors/Trustees[2]	Other Board Positions Held by Directors/Trustees
Dennis A. Johnson (1960) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Director/Trustee	September 2025 – Present	Non-Executive Director, Namib Minerals (April 2025 – Present). Formerly, Independent Director, EasyKnock, a real estate company (December 2023 – November 2024); Director of Investments, West Coast Financial (May 2022 – December 2023); Independent Director, Glass Lewis & Co., a provider of governance, proxy research and stewardship services (March 2022 – November 2023).	122	None.
Joseph E. Obermeyer (1957) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Chairperson Director/Trustee	January 1, 2025 – Present January 2003 – Present	Retired. Formerly, President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – December 2024).	122	None.
Christopher P. Sullivan (1954) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Director/Trustee	October 2015 – Present	Retired.	122	None.
Mark R. Wetzel (1961) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Director/Trustee	September 2025 – Present	Retired. Formerly, President, Fiducient Advisors, an investment adviser (April 2006 – May 2024).	122	None.

Name, Address and Year of Birth	Position(s) Held with each Company/Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Directors/Trustees[2]	Other Board Positions Held by Directors/Trustees
Director/Trustee who is an “Interested Person”
Christian G. Wilson[3] (1968) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Director/Trustee	September 2025 – Present	President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC, and Voya Investments, LLC (September 2024 – Present); Head of Product and Strategy, Voya Investment Management (June 2024 – Present). Formerly, Head of Global Client Portfolio Management, Voya Investment Management (March 2023 – June 2024); Head of Fixed Income Client Portfolio Management, Voya Investment Management (July 2017 – March 2023).	122	Director, President, and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (September 2024 – Present).

1
Directors/Trustees serve until their successors are duly elected and qualified. The tenure of each Director/Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (as defined below, “Independent Director/Trustee”) is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Director/Trustee shall retire from and cease to be a member of the Board of Directors/Trustees at the close of business on December 31 of the calendar year in which the Independent Director/Trustee attains the age of 75. A majority vote of the Board’s other Independent Directors/Trustees may extend the retirement date of an Independent Director/Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of each Company/Trust under applicable law, whether for the purposes of appointing a successor to the Independent Director/Trustee or otherwise complying under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors/Trustees).
2
For the purposes of this table, “Fund Complex” includes the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of May 31, 2026.
3
Mr. Wilson is deemed to be an interested person of each Company/Trust, as defined by the 1940 Act, because of his current affiliation with Voya Financial, Inc. and Voya Financial, Inc.’s affiliates.
Information Regarding Officers of each Company/Trust
Set forth in the table below is information for each Officer of each Company/Trust.

Name, Address and Year of Birth	Position(s) Held with each Company/Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Christian G. Wilson (1968) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	President and Chief/Principal Executive Officer	September 2024 – Present
Director, President, and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital,
LLC, and Voya Investments, LLC (September 2024 – Present); Head of Product and
Strategy, Voya Investment Management (June 2024 – Present). Formerly, Head of Global
Client Portfolio Management, Voya Investment Management (March 2023 – June 2024);
Head of Fixed Income Client Portfolio Management, Voya Investment Management (July
2017 – March 2023).

Name, Address and Year of Birth	Position(s) Held with each Company/Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Jonathan Nash (1967) 200 Park Avenue New York, New York 10166	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present
Head of Investment Risk for Equity and Funds, Voya Investment Management (April 2024 –
Present); Executive Vice President and Chief Investment Risk Officer, Voya Investments,
LLC (March 2020 – Present); Formerly, Senior Vice President, Investment Risk
Management, Voya Investment Management (March 2017 – March 2024).

Steven Hartstein (1963) 200 Park Avenue New York, New York 10166	Chief Compliance Officer	December 2022 – Present
Senior Vice President, Voya Investment Management (December 2022 – Present).
Formerly, Head of Funds Compliance, Brighthouse Financial, Inc.; and Chief Compliance
Officer, Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017 –
December 2022).

Todd Modic (1967) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present
Director and Senior Vice President, Voya Capital, LLC and Voya Funds Services, LLC
(September 2022 – Present); Director, Voya Investments, LLC (September 2022 –
Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present). Formerly,
President, Voya Funds Services, LLC (March 2018 – September 2022).

Kimberly A. Anderson (1964) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Senior Vice President	December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Jason Kadavy (1976) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Senior Vice President	September 2023 – Present
Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (September
2023 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 –
September 2023); Vice President, Voya Funds Services, LLC (July 2007 – September
2023).

Erica McKenna (1972) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Senior Vice President	April 2026 – Present
Senior Vice President, Head of Mutual Fund Compliance and Chief Compliance Officer,
Voya Investments, LLC (April 2026 – Present). Formerly, Vice President, Head of Mutual
Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (May 2022 – April
2026); Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 –
May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC
(December 2016 – March 2021).

Name, Address and Year of Birth	Position(s) Held with each Company/Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Joanne F. Osberg (1982) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Senior Vice President Secretary	March 2023 – Present September 2020 – Present
Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund
Legal Department, and Senior Vice President and Secretary, Voya Investments, LLC, Voya
Capital, LLC, and Voya Funds Services, LLC (March 2023 – Present). Formerly, Secretary,
Voya Capital, LLC (August 2022 – March 2023); Vice President and Secretary, Voya
Investments, LLC and Voya Funds Services, LLC and Vice President and Senior Counsel,
Voya Investment Management – Mutual Fund Legal Department (September 2020 – March
2023).

Andrew K. Schlueter (1976) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present
Senior Vice President, Head of Client Operations, Voya Investment Management (January
2026 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present);
Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 –
Present). Formerly, Senior Vice President, Head of Distribution Operations and Business
Implementation, Voya Investment Management (March 2024 –December 2025); Senior
Vice President, Head of Investment Operations Support, Voya Investment Management
(April 2023 – March 2024); Senior Vice President, Head of Mutual Fund Operations, Voya
Investment Management (March 2022 – March 2023); Vice President, Head of Mutual
Fund Operations, Voya Investment Management (February 2018 – February 2022).

Fred Bedoya (1973) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Vice President, Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).
Robyn L. Ichilov (1967) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Vice President	March 2002 – Present	Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 – Present).
Caitlin E. Robinson (1983) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Vice President and Assistant Secretary	September 2025 – Present	Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (August 2024 – Present). Formerly, Senior Counsel, Putnam Investments (January 2015 – July 2024).
Chelsea Shumway (1984) 200 Park Avenue New York, New York 10166	Vice President	April 2026 – Present
Vice President, Head of Active Ownership, Voya Investment Management (April 2026 –
Present). Formerly, Vice President – Active Ownership, Voya Investment Management
(November 2025 – April 2026); Associate Director – Head of Governance, Research, and
Voting Products, Institutional Shareholder Services Inc. (March 2022 – October 2025);
Vice President, BlackRock Investment Stewardship (July 2021- March 2022).

Name, Address and Year of Birth	Position(s) Held with each Company/Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Craig Wheeler (1969) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Gizachew Wubishet (1976) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Vice President Assistant Secretary	March 2024 – Present June 2022 – Present
Vice President and Counsel, Voya Investment Management – Mutual Fund Legal
Department (March 2024 – Present). Formerly, Assistant Vice President and Counsel, Voya
Investment Management – Mutual Fund Legal Department (May 2019 – February 2024).

Christopher J. Geissler (1989) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	April 2026 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2025 – Present). Formerly, Attorney, Dechert LLP (August 2016 – September 2025).
Monia Piacenti (1976) One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	June 2018 – Present
Compliance Manager, Voya Financial, Inc. (March 2023 – Present); Anti-Money Laundering
Officer, Voya Investments Distributor, LLC, Voya Investment Management, and Voya
Investment Management Trust Co. (June 2018 – Present); Formerly, Compliance
Consultant, Voya Financial, Inc. (January 2019 – February 2023).

1
The Officers hold office until the next annual meeting of the Board of Directors/Trustees and until their successors shall have been elected and qualified.

The Board of Directors/Trustees
Each Company/Trust and each Portfolio are governed by the Board, which oversees each Company/Trust’s business and affairs. The Board delegates the day-to-day management of each Company/Trust and each Portfolio to each Company/Trust’s Officers and to various service providers that have been contractually retained to provide such day-to-day services. The Voya entities that render services to each Company/Trust and each Portfolio do so pursuant to contracts that have been approved by the Board. The Directors/Trustees are experienced executives who, among other duties, oversee each Company/Trust’s activities, review contractual arrangements with companies that provide services to each Portfolio, and review each Portfolio’s investment performance.
The Board Leadership Structure and Related Matters
The Board is comprised of eight (8) members, seven (7) of whom are independent or disinterested persons, which means that they are not “interested persons” of each Portfolio as defined in Section 2(a)(19) of the 1940 Act (the “Independent Directors/Trustees”).
Each Company/Trust is one of 18 registered investment companies (with a total of approximately 123 separate series) in the Voya family of funds, and all of the Directors/Trustees serve as members of, as applicable, each investment company’s Board of Directors or Board of Trustees. The Board employs substantially the same leadership structure with respect to each of these investment companies.
One of the Independent Directors/Trustees, currently Joseph E. Obermeyer, serves as the Chairperson of the Board of each Company/Trust. The responsibilities of the Chairperson of the Board include: coordinating with management in the preparation of agendas for Board meetings; presiding at Board meetings; between Board meetings, serving as a primary liaison with other Directors/Trustees, officers of each Company/Trust, management personnel, and legal counsel to the Independent Directors/Trustees; and such other duties as the Board periodically may determine. Mr. Obermeyer does not hold a position with any firm that is a sponsor of each Company/Trust. The designation of an individual as the Chairperson does not impose on such Independent Director/Trustee any duties, obligations or liabilities greater than the duties, obligations or liabilities imposed on such person as a member of the Board, generally.
The Board performs many of its oversight and other activities through the committee structure described below in the “Board Committees” section. Each Committee operates pursuant to a written charter approved by the Board. The Board currently conducts regular meetings eight (8) times a year. In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone, video conference, or in person to discuss specific matters that require action prior to the next regular meeting. The Independent Directors/Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The Board believes that its committee structure is an effective means of empowering the Directors/Trustees to perform their fiduciary and other duties. For example, the Board’s committee structure facilitates, as appropriate, the ability of individual Board members to receive detailed presentations on topics under their review and to develop increased familiarity with respect to such topics and with key personnel at relevant service providers. At least annually, with guidance from its Nominating and Governance Committee, the Board analyzes whether there are potential means to enhance the efficiency and effectiveness of the Board’s operations.
Board Committees
Audit Committee. The Board has established an Audit Committee whose functions include, among other things: (i) meeting with the independent registered public accounting firm of each Company/Trust to review the scope of each Company/Trust’s audit, each Company/Trust’s financial statements and accounting controls; (ii) meeting with management concerning these matters, internal audit activities, reports under each Company/Trust’s whistleblower procedures, the services rendered by various service providers, and other matters; and (iii) overseeing the implementation of the Voya funds’ valuation procedures and the fair value determinations made with respect to securities held by the Voya funds for which market value quotations are not readily available. The Audit Committee currently consists of four (4) Independent Directors/Trustees. The following Directors/Trustees currently serve as members of the Audit Committee: Mses. Baldwin and Foster and Messrs. Sullivan and Wetzel. Mr. Wetzel currently serves as the Chairperson of the Audit Committee. All Committee members have been designated as Audit Committee Financial Experts under the Sarbanes-Oxley Act of 2002. The Audit Committee typically meets five (5) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Audit Committee held five (5) meetings during the fiscal year ended December 31, 2025.
Compliance Committee. The Board has established a Compliance Committee for the purpose of, among other things: (i) providing oversight with respect to compliance by the funds in the Voya family of funds and their service providers with applicable laws, regulations, and internal policies and procedures affecting the operations of the funds; (ii) receiving reports of evidence of possible material violations of applicable U.S. federal or state securities laws and breaches of fiduciary duty arising under U.S. federal or state laws; (iii) coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the funds; (iv) facilitating information flow among Board members and the CCO between Board meetings; (v) working with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; (vi) making recommendations regarding the role, performance, compensation, and oversight of the CCO; (vii) overseeing the cybersecurity practices of the funds and their key service providers; (viii) overseeing management’s administration of proxy voting; (ix) overseeing the effectiveness of brokerage usage by each Company/Trust’s advisers or sub-advisers, as applicable, and compliance with regulations regarding the allocation of brokerage for services; and (x) overseeing the implementation of the funds’ liquidity risk management program.
The Compliance Committee currently consists of three (3) Independent Directors/Trustees: Messrs. Boyer, Johnson, and Obermeyer. Mr. Johnson currently serves as the Chairperson of the Compliance Committee. The Compliance Committee typically meets four (4) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Compliance Committee held four (4) meetings during the fiscal year ended December 31, 2025.

Contracts Committee. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements, distribution agreements, and Rule 12b-1 Plans and, at the discretion of the Board, other service agreements or plans involving the Voya funds (including each Portfolio). The responsibilities of the Contracts Committee include, among other things: (i) identifying the scope and format of information to be provided by service providers in connection with applicable contract approvals or renewals; (ii) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Directors/Trustees; (iii) evaluating regulatory and other developments that might have an impact on applicable approval and renewal processes; (iv) reporting to the Directors/Trustees its recommendations and decisions regarding the foregoing matters; (v) assisting in the preparation of a written record of the factors considered by Directors/Trustees relating to the approval and renewal of advisory and sub-advisory agreements; (vi) recommending to the Board specific steps to be taken by it regarding the contracts approval and renewal process, including, for example, proposed schedules of certain actions to be taken; and (vii) otherwise providing assistance in connection with Board decisions to renew, reject, or modify agreements or plans.
The Contracts Committee is comprised of all of the Independent Directors/Trustees. Mr. Boyer currently serves as the Chairperson of the Contracts Committee. The Contracts Committee typically meets five (5) times per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Contracts Committee held five (5) meetings during the fiscal year ended December 31, 2025.
Investment Review Committees. The Board has established, for all of the funds under its direction, the following two Investment Review Committees (each an “IRC” and together, the “IRCs”): (i) the Investment Review Committee E (“IRC E”); and (ii) the Investment Review Committee F (“IRC F”). The funds are allocated among IRCs periodically by the Board as the Board deems appropriate to balance the workloads of the IRCs and to have similar types of funds or funds with the same investment sub-adviser or the same portfolio management team assigned to the same IRC. Each IRC performs the following functions, among other things: (i) monitoring the investment performance of the funds in the Voya family of funds that are assigned to that Committee; (ii) making recommendations to the Board with respect to investment management activities performed by the investment advisers and/or sub-advisers on behalf of such Voya funds, and reviewing and making recommendations regarding proposals by management to retain new or additional sub-advisers for these Voya funds; and (iii) making recommendations to the Board regarding the role, performance, compensation, and oversight of the Chief Investment Risk Officer. Each Portfolio is monitored by the IRCs, as indicated below. Each committee is described below.

Portfolio	IRC E	IRC F
Voya Global High Dividend Low Volatility Portfolio	X
Voya Government Money Market Portfolio		X
Voya Growth and Income Portfolio	X
Voya Index Plus LargeCap Portfolio	X
Voya Index Plus MidCap Portfolio	X
Voya Index Plus SmallCap Portfolio	X
Voya Intermediate Bond Portfolio		X
Voya Small Company Portfolio	X
The IRC E currently consists of three (3) Independent Directors/Trustees. The following Directors/Trustees serve as members of the IRC E: Mses. Baldwin and Foster and Mr. Obermeyer. Ms. Baldwin currently serves as the Chairperson of the IRC E. The IRC E typically meets five (5) times per year and on an as-needed basis. The IRC E held five (5) meetings during the fiscal year ended December 31, 2025.
The IRC F currently consists of four (4) Independent Directors/Trustees. The following Directors/Trustees serve as members of the IRC F: Messrs. Boyer, Johnson, Sullivan, and Wetzel. Mr. Sullivan currently serves as the Chairperson of the IRC F. The IRC F typically meets five (5) times per year and on an as-needed basis. The IRC F held five (5) meetings during the fiscal year ended December 31, 2025.
The IRC E and IRC F sometimes meet jointly to consider matters that are reviewed by both Committees. The Committees held five (5) such additional joint meetings during the fiscal year ended December 31, 2025.
Nominating and Governance Committee. The Board has established a Nominating and Governance Committee for the purpose of, among other things: (i) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Director/Trustee vacancies on the Board; (ii) reviewing workload and capabilities of Independent Directors/Trustees and recommending changes to the size or composition of the Board, as necessary; (iii) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (iv) considering and, if appropriate, recommending the creation of additional committees or changes to Director/Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (v) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (vi) undertaking a periodic study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Directors/Trustees; (vii) overseeing the Board’s annual self-evaluation process; (viii) developing (with assistance from management) an annual meeting calendar for the Board and its committees; (ix) overseeing actions to facilitate attendance by Independent Directors/Trustees at relevant educational seminars and similar programs; and (x) overseeing insurance arrangements for the funds.
In evaluating potential candidates to fill Independent Director/Trustee vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees that it identifies as potential candidates. A shareholder nominee for Director/Trustee should be submitted in writing to each Company/Trust’s Secretary at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. Any such shareholder nomination should include at least the following information as to each individual proposed for nomination as Director/Trustee: such person’s written consent to be named in a proxy statement as a nominee (if nominated) and to serve as a Director/Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Directors/Trustees, or is otherwise required, in each case under applicable federal securities laws, rules, and regulations, including such information as the Board may reasonably deem necessary to satisfy its oversight and due diligence duties.
The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely in connection with a shareholder meeting to elect Directors/Trustees, any such submission must be delivered to each Company/Trust’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by each Company/Trust with the SEC.
The following Independent Directors/Trustees currently serve as members of the Nominating and Governance Committee: Mses. Baldwin and Foster and Messrs. Boyer, Johnson, Obermeyer, Sullivan and Wetzel. Ms. Foster currently serves as the Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee conducts meetings as needed or appropriate. The Nominating and Governance Committee held five (5) meetings during the fiscal year ended December 31, 2025.
The Board’s Risk Oversight Role
The day-to-day management of various risks relating to the administration and operation of each Company/Trust is the responsibility of management and other service providers retained by the Board or by management, most of whom employ professional personnel who have risk management responsibilities. The Board oversees this risk management function consistent with and as part of its oversight duties. The Board performs this risk management oversight function directly and, with respect to various matters, through its committees. The following description provides an overview of many, but not all, aspects of the Board’s oversight of risk management for each Portfolio. In this connection, the Board has been advised that it is not practicable to identify all of the risks that may impact each Portfolio or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed.
The Board, working with management personnel and other service providers, has endeavored to identify the primary risks that confront each Portfolio. In general, these risks include, among others: (i) investment risks; (ii) credit risks; (iii) liquidity risks; (iv) valuation risks; (v) operational risks; (vi) reputational risks; (vii) regulatory risks; (viii) risks related to potential legislative changes; (ix) the risk of conflicts of interest affecting Voya affiliates in managing each Portfolio; and (x) cybersecurity risks. The Board has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting each Portfolio. In addition, many service providers to each Portfolio have adopted their own policies, procedures, and controls designed to address particular risks to each Portfolio. The Board and persons retained to render advice and service to the Board periodically review and/or monitor changes to, and developments relating to, the effectiveness of these policies and procedures.
The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from Officers of each Company/Trust, including the CCOs for each Company/Trust and the Investment Adviser and each Company/Trust’s Chief Investment Risk Officer (“CIRO”), and from other service providers. For example, management personnel and the other persons make regular reports and presentations to: (i) the Compliance Committee regarding compliance with regulatory requirements and oversight of cybersecurity practices by each Portfolio and key service providers; (ii) the IRCs regarding investment activities and strategies that may pose particular risks; (iii) the Audit Committee with respect to financial reporting controls and internal audit activities; (iv) the Nominating and Governance Committee regarding corporate governance and best practice developments; and (v) the Contracts Committee regarding regulatory and related developments that might impact the retention of service providers to each Company/Trust. The CIRO oversees an Investment Risk Department (“IRD”) that provides an additional source of analysis and research for Board members in connection with their oversight of the investment process and performance of portfolio managers. Among its other duties, the IRD seeks to identify and, where practicable, measure the investment risks being taken by each Portfolio’s portfolio managers. Although the IRD works closely with management of each Company/Trust in performing its duties, the CIRO is directly accountable to, and maintains an ongoing dialogue with, the Independent Directors/Trustees.
Qualifications of the Directors/Trustees
The Board believes that each of its Directors/Trustees is qualified to serve as a Director/Trustee of each Company/Trust based on its review of the experience, qualifications, attributes, and skills of each Director/Trustee. The Board bases this conclusion on its consideration of various criteria, no one of which is controlling. Among others, the Board has considered the following factors with respect to each Director/Trustee: strong character and high integrity; an ability to review, evaluate, analyze, and discuss information provided; the ability to exercise effective business judgment in protecting shareholder interests while taking into account different points of views; a background in financial, investment, accounting, business, regulatory, or other skills that would be relevant to the performance of a Director's/Trustee's duties; the ability and willingness to commit the time necessary to perform his or her duties; and the ability to work in a collegial manner with other Board members. Each Director's/Trustee's ability to perform his or her duties effectively is evidenced by his or her: experience in the investment management business; related consulting experience; other professional experience; experience serving on the boards of directors/trustees of other public companies; educational background and professional training; prior experience serving on the Board, as well as the boards of other investment companies in the Voya family of funds and/or of other investment companies; and experience as attendees or participants in conferences and seminars that are focused on investment company matters and/or duties that are specific to board members of registered investment companies.
Information indicating certain of the specific experience and qualifications of each Director/Trustee relevant to the Board’s belief that the Director/Trustee should serve in this capacity is provided in the table above that provides information about each Director/Trustee. That table includes, for each Director/Trustee, positions held with each Company/Trust, the length of such service, principal occupations during the past five (5) years, the number of series within the Voya family of funds for which the Director/Trustee serves as a Board member, and certain directorships held during the past five (5) years. Set forth below are certain additional specific experiences, qualifications, attributes, or skills that the Board believes support a conclusion that each Director/Trustee should serve as a Board member in light of each Company/Trust’s business and structure.
Independent Directors/Trustees
Colleen D. Baldwin has been a Director/Trustee of each Company/Trust since May 21, 2013 and a board member of other investment companies in the Voya family of funds since 2007. She currently serves as the Chairperson of Investment Review Committee E since January 1, 2025, and prior to that, she served as Chairperson of the Boards of Directors/Trustees of the Voya funds from 2020 to 2024. Prior to that, she served as the Chairperson of each Company/Trust’s Nominating and Governance Committee from 2013 through 2014 with respect to each Company/Trust and for other funds in the Voya family of funds from 2009 through 2014. Ms. Baldwin has been a Board member of Stanley Global Engineering since 2020 and President of Glantuam Partners, LLC, a business consulting firm, since 2009. Prior to that, she served in senior positions at the following financial services firms: Chief Operating Officer for Ivy Asset Management, Inc. (2002-2004), a hedge fund manager; Chief Operating Officer and Head of Global Business and Product Development for AIG Global Investment Group (1995-2002), a global investment management firm; Senior Vice President at Bankers Trust Company (1994-1995); and Senior Managing Director at J.P. Morgan & Company (1987-1994). Ms. Baldwin began her career in 1981 at AT&T/Bell Labs as a systems analyst. Ms. Baldwin holds a B.S. from Fordham University and an M.B.A. from Pace University.
John V. Boyer has been a Director/Trustee of each Company/Trust since May 21, 2013 and a board member of other investment companies in the Voya family of funds since 1997. He currently serves as the Chairperson of each Company/Trust’s Contracts Committee since January 1, 2026, and prior to that, as the Chairperson of each Company/Trust’s Compliance Committee from 2020 to 2025. Prior to that, he served as the Chairperson of the Boards of Directors/Trustees of the Voya funds from 2014 to 2019, as the Chairperson of each Company/Trust’s IRC F from 2006 to 2013, and as the Chairperson of the Compliance Committee for other funds in the Voya family of funds. Mr. Boyer was the President and CEO of the Bechtler Arts Foundation from 2008 until 2019 for which, among his other duties, Mr. Boyer oversaw all fiduciary aspects of the Foundation and assisted in the oversight of the Foundation’s endowment fund. Previously, he served as President and Chief Executive Officer of the Franklin and Eleanor Roosevelt Institute (2006-2007) and as Executive Director of The Mark Twain House & Museum (1989-2006) where he was responsible for overseeing business operations, including endowment funds. He also served as a board member of certain predecessor mutual funds of the Voya family of funds (1997-2005). Mr. Boyer holds a B.A. from the University of California, Santa Barbara and an M.F.A. from Princeton University.
Jody T. Foster has been a Director/Trustee of each Company/Trust and a board member of other investment companies in the Voya family of funds since September 2025. Ms. Foster currently serves as the Chairperson of each Company/Trust’s Nominating and Governance Committee since January 1, 2026. She was an independent consultant to the Board from November 2023 until her election to the Board in September 2025. She is the Founder and Chief Executive Officer of Symphony Consulting since 2010 where she has overseen the development and launch of a variety of public and private investment product offerings. Previously, she served as Director of Risk Management and Strategy at JPMorgan in Chicago and London (2003-2007); International Research Manager for Driehaus Capital Management (2001-2003) and a Partner, Equity Analysis at Burridge Growth Partners (1999-2001) and Equity Analyst at Clover Capital Management (1996-1999). She served as an Independent Trustee and Audit Committee Chair for the Hussman Funds (2016-2025) Trustee Emeritus, First Eagle Funds (2026-Present); and formerly, Trustee, Diamond Hill Funds, part of the First Eagle Family of Funds as of April 2026 (2022-2026). Ms. Foster holds a B.A. in Political Science from Pace University, a Masters in Public Policy from Georgetown University and an M.B.A. from the University of Chicago Booth School of Business.
Dennis A. Johnson CFA has been a Director/Trustee of each Company/Trust and a board member of other investment companies in the Voya family of funds since September 2025. Mr. Johnson currently serves as the Chairperson of each Company/Trust’s Compliance Committee since January 1, 2026. Mr. Johnson was an independent consultant to the Board from November 2023 until his election to the Board in September 2025. He is a non-executive director and Chair of the Audit Committee for Namib Minerals, a publicly-traded mining company focused on investing in high-growth opportunities in Sub-Saharan Africa (April 2025 - Present). Previously, he served as an independent director and executive committee member on the Board of Directors for EasyKnock, a venture capital-backed fintech company (December 2023-November 2024). Formerly, he was Director of Investments for West Coast Financial, a registered investment advisor (May 2022-December 2023); independent director on the Board of Glass Lewis & Co., (March 2022-November 2023); Chief Strategy Officer at Public Investment Fund, a Riyadh, Saudi Arabia-based sovereign wealth fund (September 2018-December 2019), and Chief Investment Officer at TIAA, a U.S. financial services company (October 2016-August 2019). Mr. Johnson was Chief Investment Officer for Comerica, a U.S. financial services company (June 2010-August 2016), Managing Director for the Roy E. Disney, Jr. Family Office (2008-2010), a member of the Board of Directors for Texas Industries, a U.S. company in the cement and aggregates businesses (2009-2010), Head of Global Corporate Governance for the California Public Employees’ Retirement System. the largest U.S. public pension fund (2005-2008), and Managing Director for Citigroup (1994-2005). Previously, Mr. Johnson served in investment roles with increasing responsibilities and complexity for

Blue Cross and Blue Shield of Virginia, Crestar Bank and SunTrust from 1981-1994. Mr. Johnson is a Chartered Financial Analyst (CFA) Charter-holder. He is a graduate of Virginia Commonwealth University School of Business with a degree in Finance and the Virginia Military Institute with a degree in Economics.
Joseph E. Obermeyer has been a Director/Trustee of each Company/Trust and a board member of other investment companies in the Voya family of funds since 2003. He currently serves as the Chairperson of the Boards of Directors/Trustees of the Voya funds since January 1, 2025, and prior to that, he served as the Chairperson of each Company/Trust’s IRC E in 2024 and as Chairperson of each Company/Trust's Nominating and Governance Committee from 2018 to 2023. Prior to that, he served, as the Chairperson of each Company/Trust’s former Joint IRC from 2014 through 2017.
Mr. Obermeyer was the founder and President of Obermeyer & Associates, Inc., a provider of financial and economic consulting services, for which he served as President from 1999 through 2024. Prior to founding Obermeyer & Associates, Mr. Obermeyer had more than 15 years of experience in accounting, including serving as a Senior Manager at Arthur Andersen LLP from 1995 until 1999. Previously, Mr. Obermeyer served as a Senior Manager at Coopers & Lybrand LLP from 1993 until 1995, as a Manager at Price Waterhouse from 1988 until 1993, Second Vice President from 1985 until 1988 at Smith Barney, and as a consultant with Arthur Andersen & Co. from 1984 until 1985. Mr. Obermeyer holds a B.A. in Business Administration from the University of Cincinnati, an M.B.A. from Indiana University, and post graduate certificates from the University of Tilburg and INSEAD.
Christopher P. Sullivan has been a Director/Trustee of each Company/Trust and a board member of other investment companies in the Voya family of funds since October 2015. He also has served as the Chairperson of each Company/Trust’s IRC F since January 1, 2018. He retired from Fidelity Management & Research in October 2012, following three years as first the President of the Bond Group and then the Head of Institutional Fixed Income. Previously, Mr. Sullivan served as Managing Director and Co-Head of U.S. Fixed Income at Goldman Sachs Asset Management (2001-2009) and prior to that, Senior Vice President at PIMCO (1997-2001). He currently serves as a Director of Rimrock Funds (since 2013), a fixed-income hedge fund. He is also a Senior Advisor to Asset Grade (since 2013), a private wealth management firm, and serves as a Trustee of the Overlook Foundation, a foundation that supports Overlook Hospital in Summit, New Jersey. In addition to his undergraduate degree from the University of Chicago, Mr. Sullivan holds an M.A. degree from the University of California at Los Angeles and is a Chartered Financial Analyst.
Mark Wetzel has been a Director/Trustee of each Company/Trust and a board member of other investment companies in the Voya family of funds since September 2025. Mr. Wetzel currently serves as the Chairperson of each Company/Trust’s Audit Committee since January 1, 2026. Mr. Wetzel was an independent consultant to the Board from November 2023 until his election to the Board in September 2025. Mr. Wetzel was the President of Fiducient Advisors, an investment advisor (April 2021-May 2024). Formerly, he was the President of Fiduciary Investment Advisors (April 2006-March 2020), which merged in April 2020 with DiMeo Schneider & Associates (“DiMeo Schneider”), where he became President (April 2020-April 2021). In April 2021, DiMeo Schneider rebranded as Fiducient Advisors. Previously, Mr. Wetzel served as Senior Vice President at UBS Financial Services (2000-2006), Senior Vice President at Paine Webber (1994-2000), and Senior Vice President at Kidder Peabody (1990-1994). Mr. Wetzel served on the 401(k) Investment Committee of Paine Webber and on the Pension Committee of Novartis Corp. (2006-2021). Mr. Wetzel holds a B.S. in Business Administration from the University of Vermont and an M.B.A from the Tuck School at Dartmouth College.
Interested Director/Trustee
Christian G. Wilson has been a Director/Trustee of each Company/Trust and a board member of other investment companies in the Voya family of funds since September 2025. He is also President and Chief/Principal Executive Officer of the Funds (2024-present), Director, President, and Chief Executive Officer of Voya Funds Services, LLC, Voya Capital, LLC, and Voya Investments, LLC (2024-present), and Head of IM Product and Strategy at Voya Investment Management (2024-present). Mr. Wilson previously served as Head of Global Client Portfolio Management at Voya Investment Management (2023-2024), Head of Fixed Income Client Portfolio Management at Voya Investment Management (2017-2023), and several other senior management positions in various aspects of the financial services business. These positions and experiences have provided Mr. Wilson with extensive investment management, distribution, and oversight experience.
Director/Trustee Ownership of Securities
In order to further align the interests of the Independent Directors/Trustees with shareholders, it is the policy of the Board for Independent Directors/Trustees to own, beneficially, shares of one or more funds in the Voya family of funds at all times (the “Ownership Policy”). For this purpose, beneficial ownership of shares of a Voya fund includes, in addition to direct ownership of Voya fund shares, ownership of a variable contract whose proceeds are invested in a Voya fund within the Voya family of funds, as well as deferred compensation payments under the Board’s deferred compensation arrangements pursuant to which the future value of such payments is based on the notional value of designated funds within the Voya family of funds.
The Ownership Policy requires the initial value of investments in the Voya family of funds that are directly or indirectly owned by the Directors/Trustees to equal or exceed the annual retainer fee for Board services (excluding any annual retainers for service as chairpersons of the Board or its committees or as members of committees), as such retainer shall be adjusted from time to time.
The Ownership Policy provides that existing Directors/Trustees shall have a reasonable amount of time from the date of any recent or future increase in the minimum ownership requirements in order to satisfy the minimum share ownership requirements. In addition, the Ownership Policy provides that a new Director/Trustee shall satisfy the minimum share ownership requirements within a reasonable amount of time of becoming a Director/Trustee. For purposes of the Ownership Policy, a reasonable period of time will be deemed to be, as applicable, no more than three years after a Director/Trustee has assumed that position with the Voya family of funds or no more than one year after an increase in the minimum share ownership requirement due to changes in annual Board retainer fees. A decline in value of any fund investments will not cause a Director/Trustee to have to make any additional investments under the Ownership Policy.

Investment in mutual funds of the Voya family of funds by the Directors/Trustees pursuant to the Ownership Policy is subject to: (i) policies, applied by the mutual funds of the Voya family of funds to other similar investors, that are designed to prevent inappropriate market timing trading practices; and (ii) any provisions of the Code of Ethics for the Voya family of funds that otherwise apply to the Directors/Trustees.
Directors'/Trustees' Portfolio Equity Ownership Positions
The following table sets forth information regarding each Director's/Trustee's beneficial ownership of equity securities of each Portfolio and the aggregate holdings of shares of equity securities of all the funds in the Voya family of funds for the calendar year ended December 31, 2025.

Portfolio	Dollar Range of Equity Securities in each Portfolio as of December 31, 2025
	Colleen D. Baldwin	John V. Boyer	Jody T. Foster[1]	Dennis A. Johnson[1]
Voya Global High Dividend Low Volatility Portfolio	None	None	None	None
Voya Government Money Market Portfolio	None	None	None	None
Voya Growth and Income Portfolio	None	None	None	None
Voya Index Plus LargeCap Portfolio	None	None	None	None
Voya Index Plus MidCap Portfolio	None	None	None	None
Voya Index Plus SmallCap Portfolio	None	None	None	None
Voya Intermediate Bond Portfolio	None	None	None	None
Voya Small Company Portfolio	None	None	None	None
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director/Trustee in the Voya family of funds	Over $100,000[2]	Over $100,000[2]	Over $100,000[2]	None

Portfolio	Dollar Range of Equity Securities in each Portfolio as of December 31, 2025
	Joseph E. Obermeyer	Christopher P. Sullivan	Mark R. Wetzel[1]	Christian G. Wilson[1]
Voya Global High Dividend Low Volatility Portfolio	None	None	None	None
Voya Government Money Market Portfolio	None	None	None	None
Voya Growth and Income Portfolio	None	None	None	None
Voya Index Plus LargeCap Portfolio	None	None	None	None
Voya Index Plus MidCap Portfolio	None	None	None	None
Voya Index Plus SmallCap Portfolio	None	None	None	None
Voya Intermediate Bond Portfolio	None	None	None	None
Voya Small Company Portfolio	None	None	None	None
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director/Trustee in the Voya family of funds	Over $100,000[2]	Over $100,000	Over $100,000[2]	Over $100,000[2]
1
Ms. Foster and Messrs. Johnson, Wetzel, and Wilson were elected to the Board effective September 11, 2025.
2
Includes the value of shares in which a Director/Trustee has an indirect interest through a deferred compensation plan and/or a 401(k) plan.

Independent Director/Trustee Ownership of Securities of the Investment Adviser, Principal Underwriter, and their Affiliates
The following table sets forth information regarding each Independent Director's/Trustee's (and his/her immediate family members) share ownership, beneficially or of record, in securities of the Investment Adviser or Principal Underwriter, and the ownership of securities in an entity controlling, controlled by, or under common control with the Investment Adviser or Principal Underwriter of each Portfolio (not including registered investment companies) as of December 31, 2025.

Name of Director/Trustee	Name of Owners and Relationship to Director/Trustee	Company	Title of Class	Value of Securities	Percent of Class
Colleen D. Baldwin	N/A	N/A	N/A	N/A	N/A
John V. Boyer	N/A	N/A	N/A	N/A	N/A
Jody T. Foster[1]	N/A	N/A	N/A	N/A	N/A
Dennis A. Johnson[1]	N/A	N/A	N/A	N/A	N/A
Joseph E. Obermeyer	N/A	N/A	N/A	N/A	N/A
Christopher P. Sullivan	N/A	N/A	N/A	N/A	N/A
Mark R. Wetzel[1]	N/A	N/A	N/A	N/A	N/A
1
Ms. Foster and Messrs. Johnson and Wetzel were elected to the Board effective September 11, 2025.
Director/Trustee Compensation
Each Director/Trustee is reimbursed for reasonable expenses incurred in connection with each meeting of the Board or any of its Committee meetings attended. Each Independent Director/Trustee is compensated for his or her services, on a quarterly basis, according to a fee schedule adopted by the Board. The Board may from time to time designate other meetings as subject to compensation.
Effective January 1, 2026, each Portfolio pays each Director/Trustee who is not an interested person of the Portfolio his or her pro rata share, as described below, of: (i) an annual retainer of $360,000; (ii) Mr. Obermeyer, as the Chairperson of the Board, receives an additional annual retainer of $115,000; (iii) Mses. Baldwin and Foster and Messrs. Boyer, Johnson, Sullivan, and Wetzel, as the Chairpersons of Committees of the Board, each receives an additional annual retainer of $40,000, $40,000, $52,500, $40,000, $40,000 and $40,000, respectively; and (iv) out-of-pocket expenses. The Board at its discretion may from time to time designate other special meetings as subject to compensation in such amounts as the Board may reasonably determine on a case-by-case basis.
The pro rata share paid by each Portfolio is based on each Portfolio’s average net assets as a percentage of the average net assets of all the funds managed by the Investment Adviser or its affiliate for which the Directors/Trustees serve in common as Directors/Trustees.
Future Compensation Payment
Certain future payment arrangements apply to certain Directors/Trustees. More particularly, each non-interested Director/Trustee who will have served as a non-interested Director/Trustee for five or more years for one or more funds in the Voya family of funds is entitled to a future payment (“Future Payment”), if such Director/Trustee:  (i) retires in accordance with the Board’s retirement policy; (ii) dies; or (iii) becomes disabled.  The Future Payment shall be made promptly to, as applicable, the Director/Trustee or the Director/Trustee’s estate, in an amount equal to two (2) times the annual compensation payable to such Director/Trustee, as in effect at the time of his or her retirement, death or disability if the Director/Trustee had served as Director/Trustee for at least five years as of May 9, 2007, or in a lesser amount calculated based on the proportion of time served by such Director/Trustee (as compared to five years) as of May 9, 2007.  The annual compensation determination shall be based upon the annual Board membership retainer fee in effect at the time of that Director/Trustee’s retirement, death or disability (but not any separate annual retainer fees for chairpersons of committees and of the Board), provided that the annual compensation used for this purpose shall not exceed the annual retainer fees as of May 9, 2007.  This amount shall be paid by the Voya fund or Voya funds on whose Board the Director/Trustee was serving at the time of his or her retirement, death, or disability.  Each applicable Director/Trustee may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments.
Compensation Table
The following table sets forth information provided by the Investment Adviser regarding compensation of Directors/Trustees by each Portfolio and other funds managed by the Investment Adviser and its affiliates for the fiscal year ended December 31, 2025. Officers of each Company/Trust and Directors/Trustees who are interested persons of each Company/Trust do not receive any compensation from each Company/Trust or any other funds managed by the Investment Adviser or its affiliates.

Portfolio	Aggregate Compensation
	Colleen D. Baldwin	John V. Boyer	Jody T. Foster[1]	Martin J. Gavin[2]	Dennis A. Johnson[1]
Voya Global High Dividend Low Volatility Portfolio	$1,733	$1,733	$321	$1,872	$321
Voya Government Money Market Portfolio	$3,885	$3,885	$1,251	$4,191	$1,251
Voya Growth and Income Portfolio	$11,039	$11,039	$3,700	$11,906	$3,700

Portfolio	Aggregate Compensation
	Colleen D. Baldwin	John V. Boyer	Jody T. Foster[1]	Martin J. Gavin[2]	Dennis A. Johnson[1]
Voya Index Plus LargeCap Portfolio	$3,865	$3,865	$1,280	$4,170	$1,280
Voya Index Plus MidCap Portfolio	$3,117	$3,117	$1,058	$3,363	$1,058
Voya Index Plus SmallCap Portfolio	$1,467	$1,467	$507	$1,583	$507
Voya Intermediate Bond Portfolio	$4,029	$4,029	$1,311	$4,346	$1,311
Voya Small Company Portfolio	$977	$977	$276	$1,054	$276
Pension or Retirement Benefits Accrued as Part of Fund Expenses[3]	N/A	$0	N/A	N/A	N/A
Estimated Annual Benefits Upon Retirement[4]	N/A	$400,000	N/A	N/A	N/A
Total Compensation from the Portfolio and the Voya family of funds Paid to Directors/Trustees	$380,000	$380,000	$116,522[5]	$410,000	$116,522

Portfolio	Aggregate Compensation
	Joseph E. Obermeyer	Sheryl K. Pressler[2]	Christopher P. Sullivan	Mark R. Wetzel[1]
Voya Global High Dividend Low Volatility Portfolio	$2,058	$1,895	$1,733	$321
Voya Government Money Market Portfolio	$4,600	$4,242	$3,885	$1,251
Voya Growth and Income Portfolio	$13,063	$12,051	$11,039	$3,700
Voya Index Plus LargeCap Portfolio	$4,575	$4,220	$3,865	$1,280
Voya Index Plus MidCap Portfolio	$3,690	$3,404	$3,117	$1,058
Voya Index Plus SmallCap Portfolio	$1,737	$1,602	$1,467	$507
Voya Intermediate Bond Portfolio	$4,769	$4,399	$4,029	$1,311
Voya Small Company Portfolio	$1,157	$1,067	$977	$276
Pension or Retirement Benefits Accrued as Part of Fund Expenses[3]	N/A	$113,333	N/A	N/A
Estimated Annual Benefits Upon Retirement[4]	N/A	$113,333	N/A	N/A
Total Compensation from the Portfolio and the Voya family of funds Paid to Directors/Trustees	$450,000[5]	$415,000	$380,000	$116,522
1
Ms. Foster and Messrs. Johnson and Wetzel were elected to the Board effective September 11, 2025.
2
Mr. Gavin and Ms. Pressler retired as Director/Trustees effective December 31, 2025.
3
Future Compensation Payment amounts are accrued pro rata to all Voya funds in the same year that the Director/Trustee retires.
4
As discussed in the section entitled “Future Compensation Payment” above, this is not an annual benefit. Rather each applicable Director/Trustee may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments. Future Compensation Payments included in this table represent the total payment allocated pro rata to all Voya funds.
5
During the fiscal year ended December 31, 2025, Ms. Foster and Mr. Obermeyer deferred $41,087 and $90,000, respectively of their compensation from the Voya family of funds.
CODE OF ETHICS
Each Portfolio, the Investment Adviser, the Sub-Adviser, and the Distributor have adopted a code of ethics (the “Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act governing personal trading activities of all Directors/Trustees, Officers of each Company/Trust, and persons who, in connection with their regular functions, play a role in the recommendation of or obtain information pertaining to any purchase or sale of a security by each Portfolio. The Code of Ethics is intended to prohibit fraud against each Portfolio that may arise from the personal trading of securities that may be purchased or held by that Portfolio or of the Portfolio’s shares. The Code of Ethics prohibits short-term trading of each Portfolio’s shares by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however, such persons are generally required to pre-clear security transactions with the Investment Adviser or its affiliates and to report all transactions on a regular basis.
PROXY VOTING POLICY
The Board has approved the Investment Adviser’s Proxy Voting Policy (the “Proxy Voting Policy”) for voting proxies on behalf of the Voya funds. The Proxy Voting Policy requires the Investment Adviser to vote each Portfolio’s portfolio securities that have voting rights in accordance with the Proxy Voting Policy and provides a method for responding to potential conflicts of interest. An independent proxy voting service has been retained to assist in the voting of Portfolio proxies through the provision of vote analysis, implementation, recordkeeping, and disclosure services. The Compliance Committee oversees the implementation of each Portfolio’s Proxy Voting Policy, as applicable. A copy of the Proxy Voting Policy is attached hereto as Appendix B. If applicable, no later than August 31st of each year, information regarding how each Portfolio voted proxies relating to portfolio securities for the twelve-month period ending June 30th is available online, without charge, at https://individuals.voya.com/product/mutual-fund/prospectuses-reports or by accessing the SEC’s EDGAR database at https://sec.gov.
PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS
Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may have a significant impact on matters submitted to a shareholder vote.
Shares of each Portfolio are owned by: insurance companies as depositors of separate accounts which are used to fund Variable Contracts; Qualified Plans; investment advisers and their affiliates in connection with the creation or management of each Portfolio; and certain other investment companies.
The following may be deemed control persons of certain Portfolios:
Venerable Insurance and Annuity Company, an Iowa corporation, is an indirect, wholly-owned subsidiary of VA Capital Company LLC.
Voya Retirement Insurance and Annuity Company, a Connecticut corporation, is an indirect subsidiary of Voya Financial, Inc.
Director/Trustee and Officer Holdings
As of April 7, 2026, the Directors/Trustees and officers of each Company/Trust as a group owned less than 1% of any class of each Portfolio’s outstanding shares.
Principal Shareholders
As of April 7, 2026, to the best knowledge of management, no person owned beneficially or of-record 5% or more of the outstanding shares of any class of a Portfolio or 5% or more of the outstanding shares of a Portfolio addressed herein, except as set forth in the table below. Each Company/Trust has no knowledge as to whether all or any portion of shares owned of-record are also owned beneficially.

Name of Portfolio	Class	Name and Address	Percent of Class	Percent of Portfolio
Voya Global High Dividend Low Volatility Portfolio	Class ADV	Venerable Insurance and Annuity Company 1475 Dunwoody Dr West Chester, PA 19380-1478	9.38%	1.15%
Voya Global High Dividend Low Volatility Portfolio	Class ADV	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	89.35%	4.31%
Voya Global High Dividend Low Volatility Portfolio	Class I	Reliastar Life Insurance Company RESL FBO Select Life 1 Rte 5106 PO BOX 20 Minneapolis, MN 55440-0020	23.82%	23.52%
Voya Global High Dividend Low Volatility Portfolio	Class I	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN41 One Orange Way Windsor, CT 06095	34.45%	55.55%
Voya Global High Dividend Low Volatility Portfolio	Class I	Voya Retirement Insurance and Annuity Company II Attn: Valuation Unit TN41 One Orange Way Windsor, CT 06095	13.65%	55.55%
Voya Global High Dividend Low Volatility Portfolio	Class I	Voya Retirement Insurance and Annuity Company RESL Attn: Valuation Unit TN41 One Orange Way Windsor, CT 06095	10.13%	55.55%

Name of Portfolio	Class	Name and Address	Percent of Class	Percent of Portfolio
Voya Global High Dividend Low Volatility Portfolio	Class I	Security Life Insurance of Denver A VUL Rte 5106 PO BOX 20 Minneapolis, MN 55440-0020	11.48%	9.81%
Voya Global High Dividend Low Volatility Portfolio	Class S	Zurich American Life Insurance Co Variable Annuity Separate Account Attn: Karen Porten Administrative Office 2500 Westfield Dr Elgin, IL 60123-0000	6.48%	0.68%
Voya Global High Dividend Low Volatility Portfolio	Class S	Reliastar Life Insurance Company of New York II 1 Orange Way Windsor, CT 06095	30.48%	4.60%
Voya Global High Dividend Low Volatility Portfolio	Class S	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN41 One Orange Way Windsor, CT 06095	53.07%	55.55%
Voya Global High Dividend Low Volatility Portfolio	Class S2	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	100.00%	4.31%
Voya Government Money Market Portfolio	Class I	Voya Institutional Trust Company One Orange Way Windsor, CT 06095	7.87%	7.87%
Voya Government Money Market Portfolio	Class I	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN41 One Orange Way Windsor, CT 06095	88.68%	88.68%
Voya Growth and Income Portfolio	Class ADV	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	78.89%	5.59%
Voya Growth and Income Portfolio	Class ADV	Reliastar Life Insurance Company of New York II 1 Orange Way Windsor, CT 06095	18.10%	1.44%
Voya Growth and Income Portfolio	Class I	Mac & Co A/C 825939 FBO Aggressive Model Portfolio Attn: Mutual Fund Operations 500 Grant Street Room 151-1010 Pittsburgh, PA 15258	8.42%	17.17%
Voya Growth and Income Portfolio	Class I	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit-TS31 One Orange Way Windsor, CT 06095	59.16%	69.10%
Voya Growth and Income Portfolio	Class I	Voya Retirement Insurance and Annuity Company RESL Attn: Valuation Unit-TS31 One Orange Way Windsor, CT 06095	10.84%	69.10%
Voya Growth and Income Portfolio	Class S	Nyliac Attn: Ashesh Upadhyay 169 Lackawanna Ave Parsippany, NJ 07054	36.50%	0.64%
Voya Growth and Income Portfolio	Class S	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	19.31%	5.59%
Voya Growth and Income Portfolio	Class S	Reliastar Life Insurance Company of New York II 1 Orange Way Windsor, CT 06095	13.14%	1.44%
Voya Growth and Income Portfolio	Class S	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN41 One Orange Way Windsor, CT 06095	31.04%	69.10%

Name of Portfolio	Class	Name and Address	Percent of Class	Percent of Portfolio
Voya Growth and Income Portfolio	Class S2	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN41 One Orange Way Windsor, CT 06095	100.00%	69.10%
Voya Index Plus LargeCap Portfolio	Class ADV	Venerable Insurance and Annuity Company 1475 Dunwoody Dr West Chester, PA 19380-1478	55.39%	0.21%
Voya Index Plus LargeCap Portfolio	Class ADV	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	44.61%	0.39%
Voya Index Plus LargeCap Portfolio	Class I	The Lincoln National Life Insurance 1300 S Clinton St Mutual Fund Unit 6802 Fort Wayne, IN 46802-3506	10.59%	10.38%
Voya Index Plus LargeCap Portfolio	Class I	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN41 One Orange Way Windsor, CT 06095	70.94%	79.20%
Voya Index Plus LargeCap Portfolio	Class I	Security Life Insurance of Denver A VUL Rte 5106 PO BOX 20 Minneapolis, MN 55440-0020	5.17%	5.07%
Voya Index Plus LargeCap Portfolio	Class S	Reliastar Life Insurance Company of New York II 1 Orange Way Windsor, CT 06095	86.57%	1.48%
Voya Index Plus LargeCap Portfolio	Class S	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN41 One Orange Way Windsor, CT 06095	10.35%	79.20%
Voya Index Plus MidCap Portfolio	Class I	Reliastar Life Insurance Company RESL FBO SVUL I Attn: Jill Barth Conveyor TN41 1 Orange Way Windsor, CT 06095	16.87%	17.34%
Voya Index Plus MidCap Portfolio	Class I	Voya Retirement Insurance and Annuity Company Separate Account Investments One Orange Way Windsor, CT 06095	56.20%	65.19%
Voya Index Plus MidCap Portfolio	Class I	Voya Retirement Insurance and Annuity Company II Aces Separate Acct B Attn: Valuation Unit TN41 One Orange Way Windsor, CT 06095	5.38%	65.19%
Voya Index Plus MidCap Portfolio	Class I	Security Life Insurance of Denver A VUL Rte 5106 PO BOX 20 Minneapolis, MN 55440-0020	14.17%	13.85%
Voya Index Plus MidCap Portfolio	Class S	Venerable Insurance and Annuity Company 1475 Dunwoody Dr West Chester, PA 19380-1478	12.29%	0.33%
Voya Index Plus MidCap Portfolio	Class S	Reliastar Life Insurance Company of New York II 1 Orange Way Windsor, CT 06095	60.61%	3.07%
Voya Index Plus MidCap Portfolio	Class S	Voya Retirement Insurance and Annuity Company II Aces Separate Acct B Attn: Valuation Unit TN41 One Orange Way Windsor, CT 06095	16.49%	65.19%

Name of Portfolio	Class	Name and Address	Percent of Class	Percent of Portfolio
Voya Index Plus MidCap Portfolio	Class S	Voya Retirement Insurance and Annuity Company RESL Attn: Valuation Unit TN41 One Orange Way Windsor, CT 06095	5.45%	65.19%
Voya Index Plus SmallCap Portfolio	Class I	Reliastar Life Insurance Company RESL FBO SVUL I Attn: Jill Barth Conveyor TN41 1 Orange Way Windsor, CT 06095	22.98%	23.96%
Voya Index Plus SmallCap Portfolio	Class I	Voya Retirement Insurance and Annuity Company Separate Account Investments One Orange Way Windsor, CT 06095	49.00%	54.39%
Voya Index Plus SmallCap Portfolio	Class I	Security Life Insurance of Denver A VUL Rte 5106 PO BOX 20 Minneapolis, MN 55440-0020	19.56%	19.15%
Voya Index Plus SmallCap Portfolio	Class S	Venerable Insurance and Annuity Company 1475 Dunwoody Dr West Chester, PA 19380-1478	11.92%	0.28%
Voya Index Plus SmallCap Portfolio	Class S	Reliastar Life Insurance Company of New York II 1 Orange Way Windsor, CT 06095	59.73%	2.06%
Voya Index Plus SmallCap Portfolio	Class S	Voya Retirement Insurance and Annuity Company II Aces Separate Acct B Attn: Valuation Unit TN41 One Orange Way Windsor, CT 06095	20.88%	54.39%
Voya Intermediate Bond Portfolio	Class ADV	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	97.77%	24.53%
Voya Intermediate Bond Portfolio	Class I	Voya Institutional Trust Company One Orange Way Windsor, CT 06095	6.73%	24.53%
Voya Intermediate Bond Portfolio	Class I	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN41 One Orange Way Windsor, CT 06095	70.02%	59.49%
Voya Intermediate Bond Portfolio	Class I	Security Life Insurance of Denver A VUL Rte 5106 PO BOX 20 Minneapolis, MN 55440-0020	10.33%	7.70%
Voya Intermediate Bond Portfolio	Class S2	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN41 One Orange Way Windsor, CT 06095	100.00%	59.49%
Voya Intermediate Bond Portfolio	Class S	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	12.35%	24.53%
Voya Intermediate Bond Portfolio	Class S	Reliastar Life Insurance Company of New York II 1 Orange Way Windsor, CT 06095	46.15%	2.96%
Voya Intermediate Bond Portfolio	Class S	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN41 One Orange Way Windsor, CT 06095	39.10%	59.49%
Voya Small Company Portfolio	Class ADV	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	99.13%	6.22%

Name of Portfolio	Class	Name and Address	Percent of Class	Percent of Portfolio
Voya Small Company Portfolio	Class I	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN41 One Orange Way Windsor, CT 06095	98.55%	92.98%
Voya Small Company Portfolio	Class R6	Voya Global Perspectives Portfolio Attn: Voya Operations 7337 E Doubletree Ranch RD, Ste 100 Scottsdale, AZ 85258-2034	37.94%	0.40%
Voya Small Company Portfolio	Class R6	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN41 One Orange Way Windsor, CT 06095	62.06%	92.98%
Voya Small Company Portfolio	Class S	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	39.23%	6.22%
Voya Small Company Portfolio	Class S	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN41 One Orange Way Windsor, CT 06095	60.77%	92.98%
INVESTMENT ADVISER
Voya Investments, an Arizona limited liability company, is registered with the SEC as an investment adviser. Voya Investments serves as the investment adviser to, and has overall responsibility for the management of, each Portfolio. Voya Investments oversees all investment advisory and portfolio management services and assists in managing and supervising all aspects of the general day-to-day business activities and operations of each Portfolio, including, but not limited to, the following: custodial, transfer agency, dividend disbursing, accounting, auditing, compliance, and related services.
Voya Investments began business as an investment adviser in 1994 and currently serves as investment adviser to certain registered investment companies, consisting of open- and closed-end registered investment companies and collateralized loan obligations. Voya Investments is an indirect subsidiary of Voya Financial, Inc. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries.
Investment Management Agreement
The Investment Adviser serves pursuant to an Investment Management Agreement between the Investment Adviser and each Company/Trust on behalf of each Portfolio. Under the Investment Management Agreement, the Investment Adviser oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for each Portfolio. In addition, the Investment Adviser provides administrative services reasonably necessary for the ordinary operation of each Portfolio. The Investment Adviser has delegated certain management responsibilities to one or more Sub-Advisers.
Investment Management Services
Among other things, the Investment Adviser: (i) provides general investment advice and guidance with respect to each Portfolio and provides advice and guidance to each Portfolio’s Board; (ii) provides the Board with any periodic or special reviews or reporting it requests, including any reports regarding the Sub-Adviser and its investment performance; (iii) oversees management of each Portfolio’s investments and portfolio composition including supervising the Sub-Adviser with respect to the services the Sub-Adviser provides; (iv) makes available its officers and employees to the Board and officers of each Company/Trust; (v) designates and compensates from its own resources such personnel as the Investment Adviser may consider necessary or appropriate to the performance of its services hereunder; (vi) periodically monitors and evaluates the performance of the Sub-Adviser with respect to the investment objectives and policies of each Portfolio and performs periodic detailed analysis and review of the Sub-Adviser’s investment performance; (vii) reviews, considers and reports on any changes in the personnel of the Sub-Adviser responsible for performing the Sub-Adviser’s obligations or any changes in the ownership or senior management of the Sub-Adviser; (viii) performs periodic in-person or telephonic diligence meetings with the Sub-Adviser; (ix) assists the Board and management of each Portfolio in developing and reviewing information with respect to the initial and subsequent annual approval of the Sub-Advisory Agreement(s); (x) monitors the Sub-Adviser for compliance with the investment objective(s), policies and restrictions of each Portfolio, the 1940 Act, Subchapter M of the Code, and, if applicable, regulations under these provisions, and other applicable law; (xi) if appropriate, analyzes and recommends for consideration by the Board termination of a contract with the Sub-Adviser; (xii) identifies potential successors to or replacements of the Sub-Adviser or potential additional sub-adviser(s), performs appropriate due diligence, and develops and presents recommendations to the Board; and (xiii) is authorized to exercise full investment discretion and make all determinations with respect to the day-to-day investment of each Portfolio’s assets and the purchase and sale of portfolio securities for each Portfolio in the event that at any time no sub-adviser is engaged to manage the assets of the Portfolio.

In addition, the Investment Adviser assists in managing and supervising all aspects of the general day-to-day business activities and operations of each Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance, and related services. The Investment Adviser also reviews each Portfolio for compliance with applicable legal requirements and monitors the Sub-Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of each Portfolio.
Limitation of Liability
The Investment Adviser is not subject to liability to each Portfolio for any act or omission in the course of, or in connection with, rendering advisory services under the Investment Management Agreement, except by reason of willful misfeasance, bad faith, negligence, or reckless disregard of its obligations and duties under the Investment Management Agreement.
Continuation and Termination of the Investment Management Agreement
After an initial term of two years, the Investment Management Agreement continues in effect from year to year with respect to each Portfolio so long as such continuance is specifically approved at least annually by: (i) the Board of Directors/Trustees; or (ii) the vote of a “majority” of the Portfolio’s outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act); and provided that such continuance is also approved by a vote of at least a majority of the Independent Directors/Trustees who are not parties to the agreement by a vote cast either in person at a meeting called for the purpose of voting on such approval, or in reliance on exemptive relief from the SEC that has permitted such approval at virtual meetings held by video or telephone conference subject to certain conditions.
The Investment Management Agreement may be terminated as to a particular Portfolio at any time without penalty by: (i) the vote of the Board; (ii) the vote of a majority of each Portfolio’s outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act) of that Portfolio; or (iii) the Investment Adviser, on sixty (60) days’ prior written notice to the other party. The notice provided for herein may be waived by either party, as a single class, or upon notice given by the Investment Adviser. The Investment Management Agreement will terminate automatically in the event of its “assignment” (as defined in Section 2(a)(4) of the 1940 Act).
Management Fees
The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including executive salaries and expenses of the Directors/Trustees and officers of each Company/Trust who are employees of the Investment
Adviser or its affiliates, except the CCO. The Investment Adviser pays the fees of the Sub-Adviser.
As compensation for its services, each Portfolio pays the Investment Adviser, expressed as an annual rate, a fee equal to the following as a percentage of each Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The following table should be read in conjunction with the section below entitled “Management Fee Waivers.”

Portfolio	Annual Management Fee
Voya Global High Dividend Low Volatility Portfolio
0.56% on first $500 million of the Portfolio’s average daily net assets;
0.53% on the next $500 million of the Portfolio’s average daily net assets; and
0.51% of the Portfolio’s average daily net assets in excess of $1 billion.

Voya Government Money Market Portfolio	0.35% of the Portfolio’s average daily net assets.
Voya Growth and Income Portfolio
0.60% on first $5 billion of the Portfolio’s average daily net assets;
0.55% on next $5 billion of the Portfolio’s average daily net assets; and
0.525% of the Portfolio’s average daily net assets in excess of $10 billion.

Voya Index Plus LargeCap Portfolio	0.45% of the Portfolio’s average daily net assets.
Voya Index Plus MidCap Portfolio	0.50% of the Portfolio’s average daily net assets.
Voya Index Plus SmallCap Portfolio	0.50% of the Portfolio’s average daily net assets.
Voya Intermediate Bond Portfolio
0.50% on first $4 billion of the Portfolio’s average daily net assets;
0.48% on next $3 billion of the Portfolio’s average daily net assets; and
0.46% of the Portfolio’s average daily net assets in excess of $7 billion.

Voya Small Company Portfolio	0.75% of the Portfolio’s average daily net assets.
Total Investment Management Fees Paid by each Portfolio
During the past three fiscal years, each Portfolio paid the following investment management fees to the Investment Adviser or its affiliates.

Portfolio	2025	2024	2023
Voya Global High Dividend Low Volatility Portfolio	$2,198,123	$2,732,619	$2,765,259
Voya Government Money Market Portfolio	$3,080,126	$2,890,686	$2,156,082
Voya Growth and Income Portfolio	$14,993,803	$13,698,326	$11,250,793
Voya Index Plus LargeCap Portfolio	$3,940,587	$3,838,190	$3,399,421

Portfolio	2025	2024	2023
Voya Index Plus MidCap Portfolio	$3,692,317	$2,513,967	$2,309,876
Voya Index Plus SmallCap Portfolio	$1,757,354	$1,157,868	$1,098,754
Voya Intermediate Bond Portfolio	$4,565,031	$9,200,741	$11,665,925
Voya Small Company Portfolio	$1,719,287	$2,206,399	$2,189,002
The following pertains to these Portfolios only: Voya Growth and Income Portfolio, Voya Intermediate Bond Portfolio, Voya Global High Dividend Low Volatility Portfolio, Voya Index Plus LargeCap Portfolio, Voya Index Plus MidCap Portfolio, Voya Index Plus SmallCap Portfolio, and Voya Small Company Portfolio
Management Fee Waiver – Investment in Affiliated Exchange-Traded Funds
The Investment Adviser has also entered into a management fee waiver pursuant to which, to the extent a Portfolio invests in an exchange-traded fund that is sponsored, managed or sub-advised by the Investment Adviser or an affiliate thereof (an “Affiliated ETF”), the Investment Adviser would waive a Portfolio’s management fee in the amount of the unitary fee borne by a Portfolio in respect of that Portfolio’s assets invested in an Affiliated ETF. The waiver shall continue for the one-year period following the date of any such Portfolio’s next registration statement amendment and automatically renew for one-year terms unless terminated according to its provisions.
EXPENSES
Each Portfolio’s assets may decrease or increase during its fiscal year and each Portfolio’s operating expense ratios may correspondingly increase or decrease.
In addition to the management fee and other fees described previously, each Portfolio pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Directors/Trustees who are not affiliated with the Investment Adviser.
Certain expenses of each Portfolio are generally allocated to each Portfolio, and each class of each Portfolio, in proportion to its pro rata average net assets, provided that expenses that are specific to a class of a Portfolio may be charged directly to that class in accordance with each Company/Trust’s Multiple Class Plan(s) pursuant to Rule 18f-3. However, any Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.
Certain operating expenses shared by several portfolios within the Voya family of funds may be allocated amongst those portfolios based on average net assets.
EXPENSE LIMITATIONS
As described in the Prospectus, the Investment Adviser, Distributor, and/or Sub-Adviser may have entered into one or more expense limitation agreements with each Portfolio pursuant to which they have agreed to waive or limit their fees. In connection with such an agreement, the Investment Adviser, Distributor, or Sub-Adviser, as applicable, will assume expenses (excluding certain expenses as discussed below) so that the total annual ordinary operating expenses of a Portfolio do not exceed the amount specified in the Portfolio’s Prospectus.
Exclusions
Expense limitations do not extend to interest, taxes, other investment-related costs, leverage expenses (as defined below), extraordinary expenses such as litigation or other expenses not incurred in the ordinary course of business, expenses of any counsel or other persons or services retained by a Portfolio’s Board who are not “interested persons,” as that term is defined in the 1940 Act. Leverage expenses shall mean fees, costs, and expenses incurred in connection with a Portfolio’s use of leverage (including, without limitation, expenses incurred by a Portfolio in creating, establishing, and maintaining leverage through borrowings or the issuance of preferred shares).
Acquired Fund Fees and Expenses are not covered by any expense limitation agreement.
Prior to May 1, 2026, if an expense limitation permitted recoupment of any expenses reimbursed within 36 months of the waiver or reimbursement, the amount of the recoupment was limited to the lesser of the amounts that would be recoupable under: (i) the expense limitation in effect at the time of the waiver or reimbursement; or (ii) the expense limitation in effect at the time of recoupment. Reimbursement for fees waived or expenses assumed will only apply to amounts waived or expenses assumed after the effective date of the expense limitation.
NET FUND FEES WAIVED, REIMBURSED, OR RECOUPED
The table below shows the net fund expenses reimbursed, waived, and any recoupment, if applicable, by the Investment Adviser and Distributor for the last three fiscal years.

Portfolio	2025	2024	2023
Voya Global High Dividend Low Volatility Portfolio	$(307,697)	$(314,019)	$(290,548)
Voya Government Money Market Portfolio	$(396,025)	$(371,670)	$(277,291)
Voya Growth and Income Portfolio	$241,977	$77,700	$(355,701)

Portfolio	2025	2024	2023
Voya Index Plus LargeCap Portfolio	$70,197	$(8,253)	$(123,749)
Voya Index Plus MidCap Portfolio	$(153,553)	$(283,720)	$(371,249)
Voya Index Plus SmallCap Portfolio	$(126,852)	$(184,556)	$(218,064)
Voya Intermediate Bond Portfolio	$(1,300,073)	$(1,349,103)	$(1,279,217)
Voya Small Company Portfolio	$(157,198)	$(158,454)	$(230,917)
Sub-Adviser
The Investment Adviser has engaged the services of the Sub-Adviser to provide sub-advisory services to each Portfolio and, pursuant to a Sub-Advisory Agreement, has delegated certain management responsibilities to the Sub-Adviser. The Investment Adviser monitors and evaluates the performance of the Sub-Adviser.
The Sub-Adviser provides, subject to the supervision of the Board and the Investment Adviser, a continuous investment program for each Portfolio and determines the composition of the assets of each Portfolio, including determination of the purchase, retention, or sale of the securities, cash and other investments for the Portfolio, in accordance with each Portfolio’s investment objectives, policies and restrictions and applicable laws and regulations.
Limitation of Liability
The Sub-Adviser is not subject to liability to a Portfolio for any act or omission in the course of, or in connection with, rendering services under the Sub-Advisory Agreement, except by reason of willful misfeasance, bad faith, negligence, or reckless disregard of its obligations and duties under the Sub-Advisory Agreement.
Continuation and Termination of the Sub-Advisory Agreement
After an initial term of two years, the Sub-Advisory Agreement continues in effect from year-to-year so long as such continuance is specifically approved at least annually by: (i) the Board; or (ii) the vote of a majority of the Portfolio’s outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act); provided, that the continuance is also approved by a majority of the Independent Directors/Trustees who are not parties to the agreement by a vote cast in person at a meeting called for the purpose of voting on such approval.
The Sub-Advisory Agreement may be terminated as to a particular Portfolio without penalty upon sixty (60) days’ written notice by: (i) the Board; (ii) the majority vote of the outstanding voting securities of the relevant Portfolio; (iii) the Investment Adviser; or (iv) the Sub-Adviser upon 60-90 days’ written notice, depending on the terms of the Sub-Advisory Agreement. The Sub-Advisory Agreement terminates automatically in the event of its assignment or in the event of the termination of the Investment Management Agreement.
Sub-Advisory Fees
The Sub-Adviser receives compensation from the Investment Adviser at the annual rate of a specified percentage of each Portfolio’s average daily net assets, as indicated below. The fee is accrued daily and paid monthly. The Sub-Adviser pays all of its expenses arising from the performance of its obligations under the Sub-Advisory Agreement.

Portfolio	Sub-Adviser	Annual Sub-Advisory Fee
Voya Global High Dividend Low Volatility Portfolio	Voya IM	0.2100% of the Portfolio’s average daily net assets.
Voya Government Money Market Portfolio	Voya IM	0.113% of the Portfolio’s average daily net assets.
Voya Growth and Income Portfolio	Voya IM
0.225% on first $10 billion of the Portfolio’s average daily net assets;
0.203% on next $5 billion of the Portfolio’s average daily net assets; and
0.191% of the Portfolio’s average daily net assets in excess of
$15 billion.

Voya Index Plus LargeCap Portfolio	Voya IM	0.1580% of the Portfolio’s average daily net assets.
Voya Index Plus MidCap Portfolio	Voya IM	0.1800% of the Portfolio’s average daily net assets.
Voya Index Plus SmallCap Portfolio	Voya IM	0.1800% of the Portfolio’s average daily net assets.
Voya Intermediate Bond Portfolio	Voya IM	0.180% of the Portfolio’s average daily net assets.
Voya Small Company Portfolio	Voya IM	0.3375% of the Portfolio’s average daily net assets.

Total Sub-Advisory Fees Paid
The following table sets forth the sub-advisory fees paid by the Investment Adviser for the last three fiscal years.

Portfolio	2025	2024	2023
Voya Global High Dividend Low Volatility Portfolio	$825,944	$1,025,515	$1,038,032
Voya Government Money Market Portfolio	$994,447	$933,283	$696,109
Voya Growth and Income Portfolio	$5,621,081	$5,138,899	$4,219,461
Voya Index Plus LargeCap Portfolio	$1,383,300	$1,348,532	$1,193,987
Voya Index Plus MidCap Portfolio	$1,328,050	$905,419	$831,906
Voya Index Plus SmallCap Portfolio	$632,000	$417,028	$395,722
Voya Intermediate Bond Portfolio	$1,643,236	$3,319,655	$4,200,842
Voya Small Company Portfolio	$774,546	$993,479	$985,847
PORTFOLIO MANAGEMENT
Other Accounts Managed
The following table sets forth the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2025:

Portfolio Manager	Fund(s)	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
		Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Sean Banai, CFA	Voya Intermediate Bond Portfolio	10	$14,575,962,060	114	$5,868,570,529	131[1]	$25,978,196,604
Christine Cappabianca[2]	Voya Small Company Portfolio	0	$0	0	$0	0	$0
James Dorment, CFA	Voya Growth and Income Portfolio	3	$4,001,249,097	20	$779,294,220	7	$1,289,722,146
Steve Gao, PhD, CFA, FRM	Voya Global High Dividend Low Volatility Portfolio Voya Index Plus LargeCap Portfolio Voya Index Plus MidCap Portfolio Voya Index Plus SmallCap Portfolio	0	$0	0	$0	0	$0
David Goodson	Voya Intermediate Bond Portfolio	8	$12,411,653,216	87	$3,466,748,517	129	$24,822,641,377
Rajen Jadav, CFA	Voya Intermediate Bond Portfolio	0	$0	0	$0	0	$0
Andrew Higley	Voya Government Money Market Portfolio	0	$0	0	$0	0	$0
Anuranjan Sharma	Voya Intermediate Bond Portfolio	1	$212,117,533	0	$0	0	$0
Don Schatz	Voya Government Money Market Portfolio	0	$0	0	$0	0	$0
Russell Shtern, CFA	Voya Global High Dividend Low Volatility Portfolio Voya Index Plus LargeCap Portfolio Voya Index Plus MidCap Portfolio Voya Index Plus SmallCap Portfolio Voya Small Company Portfolio	14	$4,171,788,195	1	$1,579	10	$135,019,825
Vinay Viralam, CFA	Voya Intermediate Bond Portfolio	0	$0	0	$0	2	$1,471,632,935
Gregory Wachsman, CFA	Voya Growth and Income Portfolio	3	$4,001,249,097	20	$779,294,220	2	$812,906,447

Portfolio Manager	Fund(s)	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
		Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Kai Yee Wong	Voya Global High Dividend Low Volatility Portfolio Voya Index Plus LargeCap Portfolio Voya Index Plus MidCap Portfolio Voya Index Plus SmallCap Portfolio Voya Small Company Portfolio	40	$21,970,289,466	0	$0	5	$955,650,295
David S. Yealy	Voya Government Money Market Portfolio	3	$2,536,653,565	0	$0	0	$0
1
One of these accounts with total assets of $310,216,203 has a performance-based advisory fee.
2
As of March 31, 2026.
Potential Material Conflicts of Interest
Voya IM
A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Portfolios. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.
A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.
A portfolio manager may also manage accounts whose objectives and policies differ from those of the Portfolios. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while a Portfolio maintained its position in that security.
A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.
As part of its compliance program, Voya IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.
Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. Voya IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolios.
Compensation
Voya IM
Compensation consists of: (i) a fixed base salary; (ii) a bonus, which is based on Voya IM performance, one-, three-, and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks, peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, Voya Financial, Inc. and/or a notional investment in a pre-defined set of Voya IM sub-advised funds.
Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of Voya stock. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas.

The measures for the team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three-, and five-year periods and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) for all accounts managed by the team. The results for overall Voya IM scorecards are typically calculated on an asset weighted performance basis of the individual team scorecards.
Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall Voya IM performance and 75% attributable to their specific team results (65% investment performance, 5% net cash flow, and 5% revenue growth).
Voya IM's long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators, and external market data, employees may be granted long-term awards. All senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the Voya IM component of the annual incentive plan. Awards typically include a combination of performance shares, which vest ratably over a three-year period, and Voya restricted stock and/or a notional investment in a predefined set of Voya IM sub-advised funds, each subject to a three-year cliff-vesting schedule.
If a portfolio manager’s base salary compensation exceeds a particular threshold, he or she may participate in Voya’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, Voya stock, or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.
For the Portfolios, Voya IM has defined the following indices as the benchmark indices for the investment team:

Portfolio	Portfolio Manager	Benchmark
Voya Global High Dividend Low Volatility Portfolio	Steve Gao, PhD, CFA, FRM; Russell Shtern, CFA; and Kai Yee Wong	MSCI World Value IndexSM
Voya Government Money Market Portfolio	Andrew Higley; Don Schatz; and David S. Yealy	iMoney Net First Tier Retail Index
Voya Growth and Income Portfolio	James Dorment, CFA; and Gregory Wachsman, CFA	S&P 500® Index
Voya Index Plus LargeCap Portfolio	Steve Gao, PhD, CFA, FRM; Russell Shtern, CFA; and Kai Yee Wong	S&P 500® Index
Voya Index Plus MidCap Portfolio	Steve Gao, PhD, CFA, FRM; Russell Shtern, CFA; and Kai Yee Wong	S&P MidCap 400® Index
Voya Index Plus SmallCap Portfolio	Steve Gao, PhD, CFA, FRM; Russell Shtern, CFA; and Kai Yee Wong	S&P SmallCap 600® Index
Voya Intermediate Bond Portfolio	Sean Banai, CFA; David Goodson; Rajen Jadav, CFA; Anuranjan Sharma; and Vinay Viralam, CFA	Bloomberg U.S. Aggregate Bond Index
Voya Small Company Portfolio	Christine Cappabianca; Russell Shtern, CFA; and Kai Yee Wong	Russell 2000® Index
Ownership of Securities
The following table shows the dollar range of Portfolio shares beneficially owned by each portfolio manager (including investments by his/her immediate family members) and amounts invested through retirement and deferred compensation plans as of December 31, 2025.

Portfolio Manager	Investment Adviser or Sub-Adviser	Fund(s) Managed by the Portfolio Manager	Dollar Range of Fund Shares Owned
Sean Banai, CFA	Voya IM	Voya Intermediate Bond Portfolio	None
Christine Cappabianca[1]	Voya IM	Voya Small Company Portfolio	None
James Dorment, CFA	Voya IM	Voya Growth and Income Portfolio	None
Steve Gao, PhD, CFA, FRM	Voya IM	Voya Global High Dividend Low Volatility Portfolio	None
		Voya Index Plus LargeCap Portfolio	None
		Voya Index Plus MidCap Portfolio	None
		Voya Index Plus SmallCap Portfolio	None
David Goodson	Voya IM	Voya Intermediate Bond Portfolio	None
Andrew Higley	Voya IM	Voya Government Money Market Portfolio	None
Rajen Jadav, CFA	Voya IM	Voya Intermediate Bond Portfolio	None
Don Schatz	Voya IM	Voya Government Money Market Portfolio	None

Portfolio Manager	Investment Adviser or Sub-Adviser	Fund(s) Managed by the Portfolio Manager	Dollar Range of Fund Shares Owned
Anuranjan Sharma	Voya IM	Voya Intermediate Bond Portfolio	None
Russell Shtern, CFA	Voya IM	Voya Global High Dividend Low Volatility Portfolio	None
		Voya Index Plus LargeCap Portfolio	None
		Voya Index Plus MidCap Portfolio	None
		Voya Index Plus SmallCap Portfolio	None
		Voya Small Company Portfolio	None
Vinay Viralam, CFA	Voya IM	Voya Intermediate Bond Portfolio	None
Gregory Wachsman, CFA	Voya IM	Voya Growth and Income Portfolio	None
Kai Yee Wong	Voya IM	Voya Global High Dividend Low Volatility Portfolio	None
		Voya Index Plus LargeCap Portfolio	None
		Voya Index Plus MidCap Portfolio	None
		Voya Index Plus SmallCap Portfolio	None
		Voya Small Company Portfolio	None
David S. Yealy	Voya IM	Voya Government Money Market Portfolio	None
1
As of March 31, 2026.
PRINCIPAL UNDERWRITER
The Distributor, a Delaware limited liability company, is the principal underwriter and distributor of each Portfolio. The Distributor is an indirect subsidiary of Voya Financial, Inc. and is an affiliate of the Investment Adviser. The Distributor’s principal business address is
7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. Shares of each Portfolio are offered on a continuous basis. As principal underwriter, the Distributor has agreed to use its best efforts to distribute the shares of each Portfolio, although it is not obligated to sell any particular amount of shares.
The Distributor is responsible for all of its expenses in providing services pursuant to the Distribution Agreement, including the costs of printing and distributing prospectuses and SAIs for prospective shareholders and such other sales literature, reports, forms, advertising, and any other marketing efforts by the Distributor in connection with the distribution or sale of the shares. The Distributor does not receive compensation for providing services under the Distribution Agreement, but may be compensated or reimbursed for all or a portion of such expenses to the extent permitted under a Rule 12b-1 Plan.
The Distribution Agreement may be continued from year to year if approved annually by the Directors/Trustees or by a vote of a majority of the outstanding voting securities of each Portfolio and by a vote of a majority of the Directors/Trustees who are not “interested persons” of the Distributor, or each Company/Trust or parties to the Distribution Agreement, appearing in person at a meeting called for the purpose of approving such Agreement.
The Distribution Agreement terminates automatically upon assignment, and may be terminated at any time on sixty (60) days’ written notice by the Directors/Trustees or the Distributor or by vote of a majority of the outstanding voting securities of the Portfolio without the payment of any penalty.
DISTRIBUTION AND/OR SHAREHOLDER SERVICE PLANS
Each Portfolio has adopted one or more Distribution and/or Distribution and Service Plans pursuant to Rule 12b-1. In addition, certain share classes may have adopted Shareholder Service Plans pursuant to Rule 12b-1 (each, a “Rule 12b-1 Plan” or a “Plan” and together, the “Rule 12b-1 Plans” or the “Plans”). Certain share classes may pay a combined distribution and shareholder service fee.
Under the Plan, the Distributor may be entitled to a payment each month in connection with the offering, sale, and shareholder servicing of shares as a percentage of the average daily net assets attributable to each class of shares. Each Portfolio intends to operate the Rule
12b-1 Plan in accordance with its terms and FINRA rules concerning sales charges. The table below reflects the Plan for each Portfolio. Certain share classes do not pay distribution or shareholder service fees and are not included in the table. Not all classes may be offered for each Portfolio. The cover of this SAI indicates the classes that are currently offered. The table should be read in conjunction with the section entitled “Distribution Fee Waivers” below.

Portfolio	Type of Plan	Distribution Fee	Shareholder Service Fee	Combined Distribution and Shareholder Service Fee
Voya Global High Dividend Low Volatility Portfolio
Class ADV	Distribution and Service Plan	0.25%	0.25%	N/A
Class S	Distribution and Service Plan	N/A	N/A	0.25%
Class S2	Distribution and Service Plan	0.15%	0.25%	N/A

Portfolio	Type of Plan	Distribution Fee	Shareholder Service Fee	Combined Distribution and Shareholder Service Fee
Voya Growth and Income Portfolio
Class ADV	Distribution and Service Plan	0.25%	0.25%	N/A
Class S	Distribution and Service Plan	N/A	N/A	0.25%
Class S2	Distribution and Service Plan	0.15%	0.25%	N/A
Voya Index Plus LargeCap Portfolio
Class ADV	Distribution and Service Plan	0.25%	0.25%	N/A
Class S	Distribution and Service Plan	N/A	N/A	0.25%
Voya Index Plus MidCap Portfolio
Class S	Distribution and Service Plan	N/A	N/A	0.25%
Voya Index Plus SmallCap Portfolio
Class S	Distribution and Service Plan	N/A	N/A	0.25%
Voya Intermediate Bond Portfolio
Class ADV	Distribution and Service Plan	0.25%	0.25%	N/A
Class S	Distribution and Service Plan	N/A	N/A	0.25%
Class S2	Distribution and Service Plan	0.15%	0.25%	N/A
Voya Small Company Portfolio
Class ADV	Distribution and Service Plan	0.25%	0.25%	N/A
Class S	Distribution and Service Plan	N/A	N/A	0.25%
Distribution Fee Waivers
The Distributor is contractually obligated to waive 0.05% of the distribution fee for Class ADV shares of Voya Growth and Income Portfolio through May 1, 2027. Termination or modification of this obligation requires approval by the Board.
Services Provided for the Distribution Fee
The distribution fee for a specific class may be used to cover the expenses of the Distributor primarily intended to result in the sale of that class of shares, including payments to securities dealers for selling shares of the Portfolio (which may include the principal underwriter itself) and other financial institutions and organizations to obtain various distribution related and/or administrative services for that Portfolio. These Service Organizations may include (i) insurance companies that issue variable annuities and variable life insurance policies (the “Variable Contracts”) for which each Portfolio serves, either directly or indirectly through funds-of-funds or master-feeder arrangements, as an investment option, (ii) the distributors of the Variable Contracts, or (iii) a designee of any such persons to obtain various distribution related and/or administrative services for the Portfolio and its direct or indirect shareholders.
Distribution fees may be paid to cover expenses incurred in promoting the sale of that class of shares including, among other things (i) promotional activities; (ii) preparation and distribution of advertising materials and sales literature; (iii) personnel costs and overhead of the Distributor; (iv) the costs of printing and distributing to prospective investors the prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; (v) payments to dealers and others that provide shareholder services (including the processing of new shareholder applications and serving as a primary source of information to customers in providing information and answering questions concerning each Portfolio and their transactions in each Portfolio); and (vi) costs of administering the Rule 12b-1 Plans. In addition, distribution fees may be used to compensate sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts and to provide other services to shareholders, plan participants, plan sponsors and plan administrators.

Services Provided for the Shareholder Service Fee
The shareholder service fees may be used to pay securities dealers (including the Distributor) and other financial institutions, plan administrators and organizations for services including, but not limited to: (i) acting as the shareholder of record; (ii) processing purchase and redemption orders; (iii) maintaining participant account records; (iv) answering participant questions regarding each Portfolio; (v) facilitation of the tabulation of shareholder votes in the event of a meeting of Portfolio shareholders; (vi) the conveyance of information relating to shares purchased and redeemed and share balances to each Portfolio and to service providers; (vii) provision of support services including providing information about each Portfolio; and (viii) provision of other services as may be agreed upon from time to time. In addition, shareholder service fees may be used for the provision and administration of Variable Contract features for the benefit of Variable Contract owners participating in each Company/Trust, including fund transfers, dollar cost averaging, asset allocation, Portfolio rebalancing, earnings sweep, and pre-authorized deposits and withdrawals; and provision of other services as may be agreed upon from time to time.
Initial Board Approval, Continuation, Termination, and Amendments to the Rule 12b-1 Plan
In approving the Rule 12b-1 Plans, the Directors/Trustees, including a majority of the Independent Directors/Trustees who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plans or any agreements relating to the Rule 12b-1 Plans (the “Rule 12b-1 Directors/Trustees”), concluded that there is a reasonable likelihood that the Rule 12b-1 Plans would benefit each Portfolio and each respective class of shareholders.
The Rule 12b-1 Plans continue from year to year, provided such continuance is approved annually by vote of a majority of the Board, including a majority of the Rule 12b-1 Directors/Trustees. The Rule 12b-1 Plan for a particular class may be terminated at any time, without penalty, by vote of a majority of the Rule 12b-1 Directors/Trustees or by a majority of the outstanding shares of the applicable class of a Portfolio.
Each Rule 12b-1 Plan may not be amended to increase materially the amount spent for distribution expenses as to a Portfolio without approval by a majority of the outstanding shares of the applicable class of the Portfolio, and all material amendments to a Rule 12b-1 Plan must be approved by a vote of the majority of the Board, including a majority of the Rule 12b-1 Directors/Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.
Further Information About the Rule 12b-1 Plan
The Distributor is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Rule 12b-1 Plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether a Plan should be continued. The terms and provisions of the Rule 12b-1 Plans relating to required reports, term and approval are consistent with the requirements of Rule 12b-1.
Each Rule 12b-1 Plan is a compensation plan. This means that the Distributor will receive payment without regard to the actual distribution expenses it incurs. In the event a Plan is terminated in accordance with its terms, the obligations of a Portfolio to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Portfolio will not be required to make any payment for expenses incurred after the date the Rule 12b-1 Plan terminates.
The Rule 12b-1 Plans were adopted because of the anticipated benefits to each Portfolio. These anticipated benefits include increased promotion and distribution of each Portfolio’s shares, and enhancement in each Portfolio’s ability to maintain accounts and improve asset retention and increased stability of assets for each Portfolio.
Total Distribution Expenses
The following table sets forth the total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for each Portfolio for the most recent fiscal year.

Portfolio	Class	Advertising	Printing	Salaries & Commissions	Broker Servicing	Miscellaneous	Total
Voya Global High Dividend Low Volatility Portfolio	ADV	$97	$1,850	$2,088	$66,037	$94	$70,166
	I	$0	$0	$10,252	$3,219	$473	$13,944
	S	$1,378	$26,188	$13,815	$601,512	$761	$643,654
	S2	$1	$20	$29	$619	$1	$670
Voya Government Money Market Portfolio	I	$0	$0	$82,026	$7,343	$1,290	$90,659
Voya Growth and Income Portfolio	ADV	$608	$11,560	$2,951	$403,503	$79	$418,702
	I	$0	$0	$59,972	$6,382	$923,424	$989,778
	S	$443	$8,408	$4,636	$82,636	$20,855	$116,978
	S2	$5	$100	$25	$3,091	$1	$3,222
Voya Index Plus LargeCap Portfolio	ADV	$7	$129	$41	$6,349	$2	$6,529

Portfolio	Class	Advertising	Printing	Salaries & Commissions	Broker Servicing	Miscellaneous	Total
	I	$0	$0	$24,053	$7,360	$1,287	$32,701
	S	$77	$1,470	$693	$33,721	$40	$36,001
Voya Index Plus MidCap Portfolio	I	$0	$0	$20,744	$6,637	$1,147	$28,528
	S	$234	$4,453	$3,094	$105,800	$182	$113,763
Voya Index Plus SmallCap Portfolio	I	$0	$0	$22,259	$6,927	$1,189	$30,375
	S	$141	$2,672	$2,486	$61,453	$141	$66,893
Voya Intermediate Bond Portfolio	ADV	$1,098	$20,869	$5,611	$889,893	$208	$917,679
	I	$0	$0	$31,946	$5,609	$965	$38,520
	S	$489	$9,284	$3,886	$147,296	$119	$161,074
	S2	$84	$1,600	$1,019	$31,449	$28	$34,180
Voya Small Company Portfolio	ADV	$64	$1,213	$3,491	$44,034	$182	$48,985
	I	$0	$0	$12,930	$4,336	$696	$17,962
	R6	$0	$0	$1,014	$330	$56	$1,400
	S	$186	$3,541	$6,383	$77,559	$395	$88,065
Total Distribution and Shareholder Service Fees Paid:
The table below sets forth the total distribution and shareholder service fees paid by each Portfolio to the Distributor for the last three fiscal years.

Portfolio	2025	2024	2023
Voya Global High Dividend Low Volatility Portfolio	$680,333	$936,725	$970,668
Voya Government Money Market Portfolio	$0	$28	$185
Voya Growth and Income Portfolio	$537,088	$533,620	$471,186
Voya Index Plus LargeCap Portfolio	$40,031	$178,211	$241,490
Voya Index Plus MidCap Portfolio	$105,811	$117,762	$122,941
Voya Index Plus SmallCap Portfolio	$61,484	$83,780	$90,035
Voya Intermediate Bond Portfolio	$1,077,600	$3,406,961	$4,566,391
Voya Small Company Portfolio	$120,486	$195,599	$188,051
OTHER SERVICE PROVIDERS
Custodian
The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, serves as custodian for each Portfolio.
The custodian’s responsibilities include safekeeping and controlling each Portfolio’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each Portfolio’s investments. The custodian does not participate in determining the investment policies of a Portfolio, in deciding which securities are purchased or sold by the Portfolio, or in the declaration of dividends and distributions. A Portfolio may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.
For portfolio securities that are purchased and held outside the United States, the custodian has entered into sub-custodian arrangements with certain foreign banks and clearing agencies which are designed to comply with Rule 17f-5 under the 1940 Act.
Independent Registered Public Accounting Firm
Ernst & Young LLP serves as an independent registered public accounting firm for each Portfolio. Ernst & Young LLP provides audit services and tax return preparation services. Ernst & Young LLP is located at 200 Clarendon Street, Boston, Massachusetts 02116.
Legal Counsel
Legal matters for each Company/Trust are passed upon by Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600.
Transfer Agent and Dividend Paying Agent
BNY Mellon Investment Servicing (U.S.) Inc. (the “Transfer Agent”) serves as the transfer agent and dividend-paying agent for each Portfolio. Its principal business address is 103 Bellevue Parkway, Wilmington, Delaware 19809. As transfer agent and dividend-paying agent, BNY Mellon Investment Servicing (U.S.) Inc. is responsible for maintaining account records, detailing the ownership of Portfolio shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

Securities Lending Agent
The Bank of New York Mellon serves as the securities lending agent. The services provided by The Bank of New York Mellon, as the securities lending agent, for the most recent fiscal year primarily included the following:
(1) selecting borrowers from an approved list of borrowers and executing a securities lending agreement as agent on behalf of a Portfolio with each such borrower;
(2) negotiating the terms of securities loans, including the amount of fees;
(3) directing the delivery of loaned securities;
(4) monitoring the daily value of the loaned securities and directing the payment of additional collateral or the return of excess collateral, as necessary;
(5) investing cash collateral received in connection with any loaned securities in accordance with specific guidelines and instructions provided by the Investment Adviser;
(6) monitoring distributions on loaned securities (for example, interest and dividend activity);
(7) in the event of default by a borrower with respect to any securities loan, using the collateral or the proceeds of the liquidation of collateral to purchase replacement securities of the same issue, type, class, and series as that of the loaned securities; and
(8) terminating securities loans and arranging for the return of loaned securities to a Portfolio at loan termination.
The following table provides the dollar amounts of income and fees/compensation related to the securities lending activities of each Portfolio for its most recent fiscal year. There are no fees paid to the securities lending agent for cash collateral management services, administrative fees, indemnification fees, or other fees.

Portfolio	Gross securities lending income	Fees paid to securities lending agent from revenue split	Positive Rebate	Negative Rebate	Net Rebate	Securities Lending losses/ gains	Total Aggregate fees/ compensation paid to securities lending agent or broker	Net Securities Income
Voya Global High Dividend Low Volatility Portfolio	$194,566	$4,576	$146,707	$(2,993)	$143,714	None	$151,283	$46,276
Voya Government Money Market Portfolio	None	None	None	None	None	None	None	None
Voya Growth and Income Portfolio	$52,012	$513	$46,316	None	$46,316	None	$46,828	$5,184
Voya Index Plus LargeCap Portfolio	$24,461	$202	$22,216	None	$22,216	None	$22,418	$2,043
Voya Index Plus MidCap Portfolio	$262,554	$1,777	$242,787	None	$242,787	None	$244,564	$17,991
Voya Index Plus SmallCap Portfolio	$279,873	$2,211	$255,942	$(690)	$255,251	None	$258,153	$22,411
Voya Intermediate Bond Portfolio	$695,851	$6,259	$627,452	$(1,197)	$626,255	None	$633,711	$63,337
Voya Small Company Portfolio	$317,893	$5,674	$264,337	$(9,540)	$254,797	None	$270,010	$57,423
PORTFOLIO TRANSACTIONS
The Investment Adviser or the Sub-Adviser for each Portfolio places orders for the purchase and sale of investment securities for each Portfolio, pursuant to authority granted in the relevant Investment Management Agreement or Sub-Advisory Agreement.
Subject to policies and procedures approved by the Board, the Investment Adviser and/or Sub-Adviser have discretion to make decisions relating to placing these orders including, where applicable, selecting the brokers or dealers that will execute the purchase and sale of investment securities, negotiating the commission or other compensation paid to the broker or dealer executing the trade, or using an electronic communications network (“ECN”) or alternative trading system (“ATS”).
In situations where the Sub-Adviser resigns or the Investment Adviser otherwise assumes day-to-day management of a Portfolio pursuant to its Investment Management Agreement with such Portfolio, the Investment Adviser will perform the services described herein as being performed by the Sub-Adviser.
How Securities Transactions are Effected
Purchases and sales of securities on a securities exchange (which include most equity securities) are effected through brokers who charge a commission for their services. In transactions on securities exchanges in the U.S., these commissions are negotiated, while on many foreign (non-U.S.) securities exchanges commissions are fixed. Securities traded in the OTC markets (such as debt instruments and some equity securities) are generally traded on a “net” basis with market makers acting as dealers; in these transactions, the dealers act as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain OTC securities also may be effected on an agency basis when, in the Investment Adviser’s or the Sub-Adviser’s opinion, the total price paid (including commission) is equal to or better than the best total price available from a market maker. In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Investment Adviser or the Sub-Adviser may also place trades using an ECN or ATS.
How the Investment Adviser or the Sub Adviser Selects Broker-Dealers
The Investment Adviser and the Sub-Adviser(s) have a duty to seek to obtain best execution of each Portfolio’s orders, taking into consideration a full range of factors designed to produce the most favorable overall terms reasonably available under the circumstances. In selecting brokers and dealers to execute trades, the Investment Adviser or the Sub-Adviser may consider both the characteristics of the trade and the full range and quality of the brokerage services available from eligible broker-dealers. This consideration often involves qualitative as well as quantitative judgments. Factors relevant to the nature of the trade may include, among others, price (including the applicable brokerage commission or dollar spread), the size of the order, the nature and characteristics (including liquidity) of the market for the security, the difficulty of execution, the timing of the order, potential market impact, and the need for confidentiality, speed, and certainty of execution. Factors relevant to the range and quality of brokerage services available from eligible brokers and dealers may include, among others, each firm’s execution, clearance, settlement, and other operational facilities; willingness and ability to commit capital or take risk in positioning a block of securities, where necessary; special expertise in particular securities or markets; ability to provide liquidity, speed and anonymity; the nature and quality of other brokerage and research services provided to the Investment Adviser or the Sub-Adviser (consistent with the “safe harbor” described below and subject to the restrictions of the EU’s updated Markets in Financial Instruments Directive (“MiFID II”)); and each firm’s general reputation, financial condition and responsiveness to the Investment Adviser or the Sub-Adviser, as demonstrated in the particular transaction or other transactions. Subject to its duty to seek best execution of each Portfolio’s orders, the Investment Adviser or the Sub-Adviser may select broker-dealers that participate in commission recapture programs that have been established for the benefit of each Portfolio. Under these programs, the participating broker-dealers will return to each Portfolio (in the form of a credit to the Portfolio) a portion of the brokerage commissions paid to the broker-dealers by the Portfolio. These credits are used to pay certain expenses of the Portfolio. These commission recapture payments benefit the Portfolio, and not the Investment Adviser or the Sub-Adviser.
The Safe Harbor for Soft Dollar Practices
In selecting broker-dealers to execute a trade for each Portfolio, the Investment Adviser or the Sub-Adviser may consider the nature and quality of brokerage and research services provided to the Investment Adviser or the Sub-Adviser as a factor in evaluating the most favorable overall terms reasonably available under the circumstances. As permitted by Section 28(e) of the 1934 Act, the Investment Adviser or the Sub-Adviser may cause a Portfolio to pay a broker-dealer a commission for effecting a securities transaction for a Portfolio that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, as long as the services provided to the Investment Adviser or Sub-Adviser by the broker-dealer: (i) are limited to “research” or “brokerage” services; (ii) constitute lawful and appropriate assistance to the Investment Adviser or Sub-Adviser in the performance of its investment decision-making responsibilities; and (iii) the Investment Adviser or the Sub-Adviser makes a good faith determination that the broker’s commission paid by the Portfolio is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Investment Adviser’s or the Sub-Adviser’s overall responsibilities to the Portfolio and its other investment advisory clients. In making such a determination, the Investment Adviser or Sub-Adviser might consider, in addition to the commission rate, the range and quality of a broker’s services, including the value of the research provided, execution capability, financial responsibility and responsiveness. The practice of using a portion of a Portfolio’s commission dollars to pay for brokerage and research services provided to the Investment Adviser or the Sub-Adviser is sometimes referred to as “soft dollars.” Section 28(e) of the 1934 Act is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Investment Adviser or the Sub-Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor. The provisions of MiFID II may limit the ability of the Sub-Adviser to pay for research services using soft dollars in various circumstances.
Brokerage and Research Products and Services Under the Safe Harbor – Research products and services may include, but are not limited to, general economic, political, business and market information and reviews, industry and company information and reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance and risk measuring services and analysis, stock price quotation services, computerized historical financial databases and related software, credit rating services, analysis of corporate responsibility issues, brokerage analysts’ earnings estimates, computerized links to current market data, software dedicated to research, and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics, and governmental representatives. Brokerage products and services assist in the execution, clearance and settlement of securities transactions, as well as functions incidental thereto including, but not limited to, related communication and connectivity services and equipment, software related to order routing, market access, algorithmic trading, and other trading activities. On occasion, a broker-dealer may furnish the Investment Adviser or the Sub-Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities). In this case, the Investment Adviser or the Sub-Adviser is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Investment Adviser or the Sub-Adviser from its own funds, and not by portfolio commissions paid by a Portfolio.
Benefits to the Investment Adviser or the Sub-Adviser – Research products and services provided to the Investment Adviser or the Sub-Adviser by broker-dealers that effect securities transactions for a Portfolio may be used by the Investment Adviser or the Sub-Adviser in servicing all of its accounts. Accordingly, not all of these services may be used by the Investment Adviser or the Sub-Adviser in connection with each Portfolio. Some of these products and services are also available to the Investment Adviser or the Sub-Adviser for cash, and some do not have an explicit cost or determinable value. The research received does not reduce the management fees payable to the Investment Adviser or the sub-advisory fees payable to the Sub-Adviser for services provided to each Portfolio. The Investment Adviser’s or the Sub-Adviser’s expenses would likely increase if the Investment Adviser or the Sub-Adviser had to generate these research products and services through its own efforts, or if it paid for these products or services itself. It is possible that the Sub-Adviser subject to MiFID II will cause a Portfolio to pay for research services with soft dollars in circumstances where it is prohibited from doing so with respect to other client accounts, although those other client accounts might nonetheless benefit from those research services.
Broker-Dealers that are Affiliated with the Investment Adviser or the Sub-Adviser
Portfolio transactions may be executed by brokers affiliated with Voya Financial, Inc., the Investment Adviser, or the Sub-Adviser, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.
Prohibition on Use of Brokerage Commissions for Sales or Promotional Activities
The placement of portfolio brokerage with broker-dealers who have sold shares of a Portfolio is subject to rules adopted by the SEC and FINRA. Under these rules, the Investment Adviser or the Sub-Adviser may not consider a broker’s promotional or sales efforts on behalf of a Portfolio when selecting a broker-dealer for portfolio transactions, and neither the Portfolio nor the Investment Adviser or Sub-Adviser may enter into an agreement under which the Portfolio directs brokerage transactions (or revenue generated from such transactions) to a broker-dealer to pay for distribution of Portfolio shares. Each Portfolio has adopted policies and procedures, approved by the Board, that are designed to attain compliance with these prohibitions.
Principal Trades and Research
Purchases of securities for each Portfolio also may be made directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which a Portfolio will be holding. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.
More Information about Trading in Debt Instruments
Purchases and sales of debt instruments will usually be principal transactions. Such instruments often will be purchased from or sold to dealers serving as market makers for the instruments at a net price. Each Portfolio may also purchase such instruments in underwritten offerings and will, on occasion, purchase instruments directly from the issuer. Generally, debt instruments are traded on a net basis and do not involve brokerage commissions. The cost of executing debt instruments transactions consists primarily of dealer spreads and underwriting commissions.
In purchasing and selling debt instruments, it is the policy of each Portfolio to obtain the best results, while taking into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the dealer’s risk in positioning the instruments involved. While the Investment Adviser or the Sub-Adviser generally seeks reasonably competitive spreads or commissions, each Portfolio will not necessarily pay the lowest spread or commission available.
Transition Management
Changes in sub-advisers, investment personnel, and reorganizations of a Portfolio may result in the sale of a significant portion or even all of a Portfolio’s portfolio securities. This type of change generally will increase trading costs and the portfolio turnover for the affected Portfolio. Each Portfolio, the Investment Adviser, or the Sub-Adviser may engage a broker-dealer to provide transition management services in connection with a change in sub-advisers, reorganization, or other changes.
Allocation of Trades
Some securities considered for investment by a Portfolio may also be appropriate for other clients served by the Investment Adviser or Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients is considered at, or about the same time, transactions in such securities will be placed on an aggregate basis and allocated among the other funds and such other clients in a manner deemed fair and equitable, over time, by the Investment Adviser or Sub-Adviser and consistent with the Investment Adviser’s or Sub-Adviser’s written policies and procedures. The Investment Adviser and Sub-Adviser may use different methods of trade allocation. The Investment Adviser’s and Sub-Adviser’s relevant policies and procedures and the results of aggregated trades in which a Portfolio participated are subject to periodic review by the Board. To the extent a Portfolio seeks to acquire (or dispose of) the same security at the same time as other funds, such Portfolio may not be able to acquire (or dispose of)

as large a position in such security as it desires, or it may have to pay a higher (or receive a lower) price for such security. It is recognized that in some cases, this system could have a detrimental effect on the price or value of the security insofar as the Portfolio is concerned. However, over time, a Portfolio’s ability to participate in aggregate trades is expected to provide better execution for the Portfolio.
Cross-Transactions
The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof, provided they meet the conditions of Rule 17a-7 under the 1940 Act and conditions of the policy.
Brokerage Commissions Paid
The following table sets forth brokerage commissions paid by each Portfolio for the last three fiscal years. An increase or decrease in commissions is due to a corresponding increase or decrease in each Portfolio’s trading activity.

Portfolio	2025	2024	2023
Voya Global High Dividend Low Volatility Portfolio	$356,963	$457,839	$526,951
Voya Government Money Market Portfolio	$0	$0	$0
Voya Growth and Income Portfolio	$1,829,144	$1,393,705	$1,003,311
Voya Index Plus LargeCap Portfolio	$440,471	$471,939	$433,721
Voya Index Plus MidCap Portfolio	$558,090	$406,543	$376,504
Voya Index Plus SmallCap Portfolio	$590,557	$411,746	$354,112
Voya Intermediate Bond Portfolio	$55,861	$148,495	$115,788
Voya Small Company Portfolio	$252,368	$591,001	$778,484
Affiliated Brokerage Commissions
For the last three fiscal years, each Portfolio did not use affiliated brokers to execute portfolio transactions.
Securities of Regular Broker-Dealers
During the most recent fiscal year, each Portfolio listed below acquired securities of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies as follows:

Portfolio	Security Description	Market Value
Voya Global High Dividend Low Volatility Portfolio	Bank of New York	$1,004,295
	Barclays	$362,603
	Citigroup	$1,501,800
	JP Morgan Chase	$102,788
	Societe Generale	$418,057
Voya Growth and Income Portfolio	Bank of America	$48,945,875
	Stifel Nicolaus	$27,938,586
	Wells Fargo	$42,298,727
Voya Index Plus LargeCap Portfolio	Bank of America	$662,420
	Bank of New York	$4,634,429
	Citigroup	$9,168,217
Voya Index Plus MidCap Portfolio	Bank of New York	$1,638,378
Voya Intermediate Bond Portfolio	Bank of America	$6,227,655
	Bank of Montreal	$1,433,740
	Bank of New York	$157,546
	Barclays	$352,513
	Credit Agricole	$694,350
	Deutsche Bank	$747,605
	Goldman Sachs	$1,025,159
	JP Morgan Chase	$4,939,310
	Mitsubishi Group	$1,121,783
	Morgan Stanley	$3,255,771
	Royal Bank of Canada	$1,000,305
	Truist Financial Corp.	$804,507
	UBS	$1,509,488
	Wells Fargo	$1,194,673
ADDITIONAL INFORMATION ABOUT Voya Government Money Market Portfolio
Description of the Shares of Beneficial Interest
The Trust may issue unlimited shares of beneficial interest in the Trust with a par value of $1.00. The shares may be issued in one or more series and each series may consist of one or more classes. The Trust has one series, which is authorized to issue multiple classes of shares.

All shares of each series represent an equal proportionate interest in the assets belonging to that series (subject to the liabilities belonging to the series or a class). Each series may have different assets and liabilities from any other series of the Trust. Furthermore, different share classes of a series may have different liabilities from other classes of that same series. The assets belonging to a series shall be charged with the liabilities of that series and all expenses, costs, charges and reserves attributable to that series, except that liabilities, expenses, costs, charges and reserves allocated solely to a particular class, if any, shall be borne by that class. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular series or class, shall be allocated and charged by the Trustees to and among any one or more of the series or classes, in such manner as the Trustees in their sole discretion deem fair and equitable.
Redemption and Transfer of Shares
Shareholders of any series or class have the right to redeem all or part of their shares as described in the Prospectus and Declaration of Trust. Under certain circumstances, the Trust may suspend the right of redemption to the extent permitted under the 1940 Act. Pursuant to the Declaration of Trust, the Trustees have the right to redeem shares of shareholders: (i) having a small value in the aggregate less than an amount established by the Trustees as set forth in the Prospectus from time to time (or to impose monthly service charges on such accounts); or (ii) if, in the opinion of the Trustees, ownership of such shares would disqualify any series of the Trust as a RIC under the Code. The Trustees may also refuse to transfer or issue shares to any person whose acquisition of such shares would, in the opinion of the Trustees, result in such disqualification. Furthermore, the transfer of shares is subject to rules that may be established by the Trustees for a particular series or class of shares as set forth in the Prospectus from time to time.
Material Obligations and Liabilities of Owning Shares
The Trust is organized as a Massachusetts business trust under Massachusetts law. Under Massachusetts law, shareholders may, under certain circumstances, be held personally liable for the Trust’s obligations. However, the Declaration of Trust provides that no shareholder shall be subject to any personal liability to any person in connection with Trust property or for acts, obligations or affairs of the Trust. Furthermore, the Declaration of Trust provides for indemnification against all claims and liabilities to which such shareholder may become subject by reason of his or her being or having been a shareholder and reimbursement of expenses reasonably incurred in connection with such claim or liability. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which a Portfolio would be unable to meet its obligations and the disclaimer within the Declaration of Trust is inoperative.
Subject to the foregoing, all shares issued by the Trust are fully paid and nonassessable when issued in accordance with the Declaration of Trust and Prospectus.
Dividend Rights
The Trustees shall from time to time distribute ratably among the shareholders of any series or class such proportion of the net profits, surplus, capital, or assets with respect to such series or class as they may deem proper. Such distributions may be among the shareholders of record at the time of declaring a distribution or at such later date as the Trustees shall determine.
Voting Rights and Shareholder Meetings
Pursuant to the Declaration of Trust, shareholders may have the power to vote, under certain circumstances (however shareholder approval may not be required), on: (1) the election or removal of trustees; (2) the approval of certain advisory contracts; (3) the termination or reorganization of the Trust or any series or class; (4) an amendment to the Declaration of Trust ; (5) to the same extent as stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any series or class thereof or the shareholders; and (6) such additional matters as may be required by the 1940 Act or other applicable law, the Declaration of Trust or by-laws, or any registration of the Trust with the SEC or any state, or as and when the Trustees may consider necessary or desirable. For example, under the 1940 Act, shareholders have the right to vote on any change in a fundamental investment policy, to approve a change in sub-classification of a Portfolio, to approve the distribution plan under Rule 12b-1, and to terminate the independent registered public accountant.
The Trust is not required to hold shareholder meetings annually. According to the Declaration of Trust, a meeting of shareholders may be called by the Trustees or the President of the Trust and shall be called upon by the Trustees at the request in writing of the holders of at least 10% of the outstanding voting shares of the Trust entitled to vote, or as required by the 1940 Act. Shareholders may take action without a meeting if a majority of shareholders entitled to vote on the matter consent to the action in writing and the consent is filed with the records of shareholder meetings.
On matters submitted to a vote, each holder of a share is entitled to one vote for each full share, and a fractional vote for each fractional share outstanding on the books of the Trust. As to any matter with respect to which a separate vote of a particular series or class is required by the 1940 Act or applicable Massachusetts law, only the holders of the affected series or classes shall be entitled to vote.
Liquidation Rights
In the event of liquidation, the shareholders of a series or class are entitled to receive a pro rata share of the net assets of such series based upon the value of his or her shares a percentage of all outstanding shares of the series.
Inspection of Records
The records of the Trust shall be open to inspection by shareholders to the same extent as is permitted shareholders of a Massachusetts business corporation.

Preemptive Rights
There are no preemptive rights associated with the series’ shares.
Conversion Rights
The conversion features and exchange privileges as determined by the Trustees are described in the Prospectus and in the section of the SAI entitled “Purchase, Exchange, and Redemption of Shares.”
Sinking Fund Provisions
The Trust has no sinking fund provision.
ADDITIONAL INFORMATION ABOUT Voya Intermediate Bond Portfolio
Description of the Shares of Beneficial Interest
The Trust may issue unlimited shares of beneficial interest in the Trust with a par value of one dollar. The shares may be issued in one or more series and each series may consist of one or more classes. The Trust has one series, which is authorized to issue multiple classes of shares. Such classes are designated Adviser Class, Class I, Class S and Class S2. All series and/or classes of the Trust may not be discussed in this SAI.
All shares of each series represent an equal proportionate interest in the assets belonging to that series (subject to the liabilities belonging to the series or a class). Each series may have different assets and liabilities from any other series of the Trust. Furthermore, different share classes of a series may have different liabilities from other classes of that same series. The assets belonging to a series shall be charged with the liabilities of that series and all expenses, costs, charges and reserves attributable to that series, except that liabilities, expenses, costs, charges and reserves allocated solely to a particular class, if any, shall be borne by that class. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular series or class, shall be allocated and charged by the Trustees to and among any one or more of the series or classes, in such manner as the Trustees in their sole discretion deem fair and equitable.
Redemption and Transfer of Shares
Shareholders of any series or class have the right to redeem all or part of their shares as described in the Prospectus and Declaration of Trust. Under certain circumstances, the Trust may suspend the right of redemption to the extent permitted under the 1940 Act. Pursuant to the Declaration of Trust, the Trustees have the right to redeem shares of shareholders: (i) having a small value in the aggregate less than an amount established by the Trustees as set forth in the Prospectus from time to time (or to impose monthly service charges on such accounts); or (ii) if, in the opinion of the Trustees, ownership of such shares would disqualify any series of the Trust as a RIC under the Code. The Trustees may also refuse to transfer or issue shares to any person whose acquisition of such shares would, in the opinion of the Trustees, result in such disqualification. Furthermore, the transfer of shares is subject to rules that may be established by the Trustees for a particular series or class of shares as set forth in the Prospectus from time to time.
Material Obligations and Liabilities of Owning Shares
VIBP is organized as a Massachusetts business trust under Massachusetts law. Under Massachusetts law, shareholders may, under certain circumstances, be held personally liable for the Trust’s obligations. However, the Declaration of Trust provides that no shareholder shall be subject to any personal liability to any person in connection with Trust property or for acts, obligations or affairs of the Trust. Furthermore, the Declaration of Trust provides for indemnification against all claims and liabilities to which such shareholder may become subject by reason of his or her being or having been a shareholder and reimbursement of expenses reasonably incurred in connection with such claim or liability. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which a Portfolio would be unable to meet its obligations and the disclaimer within the Declaration of Trust is inoperative.
Subject to the foregoing, all shares issued by the Trust are fully paid and nonassessable when issued in accordance with the declaration of Trust and Prospectus.
Dividend Rights
The Trustees shall from time to time distribute ratably among the shareholders of any series or class such proportion of the net profits, surplus, capital, or assets with respect to such series or class as they may deem proper. Such distributions may be among the shareholders of record at the time of declaring a distribution or at such later date as the Trustees shall determine.
Voting Rights and Shareholder Meetings
Pursuant to the Declaration of Trust, shareholders may have the power to vote, under certain circumstances (however shareholder approval may not be required), on: (1) the election or removal of trustees; (2) the approval of certain advisory contracts; (3) the termination or reorganization of the Trust or any series or class; (4) an amendment to the Declaration of Trust; (5) to the same extent as stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any series or class thereof or the shareholders; and (6) such additional matters as may be required by the 1940 Act or other applicable law, the Declaration of Trust or by-laws, or any registration of the Trust with the SEC or any state, or as and when the Trustees may consider necessary or desirable. For example, under the 1940 Act, shareholders have the right to vote on any change in a fundamental investment policy, to approve a change in sub-classification of a Portfolio, to approve the distribution plan under Rule 12b-1, and to terminate the independent registered public accountant.
The Trust is not required to hold shareholder meetings annually. According to the Declaration of Trust, a meeting of shareholders may be called by the Trustees or the President of the Trust and shall be called by the Trustees at the request in writing of the holders of at least 10% of the outstanding voting shares of the Trust entitled to vote, or as required by the 1940 Act. Shareholders may take action without a meeting if a majority of shareholders entitled to vote on the matter consent to the action in writing and the consent is filed with the records of shareholder meetings.
On matters submitted to a vote, each holder of a share is entitled to one vote for each full share, and a fractional vote for each fractional share outstanding on the books of the Trust. As to any matter with respect to which a separate vote of a particular series or class is required by the 1940 Act or applicable Massachusetts law, only the holders of the affected series or classes shall be entitled to vote.
Liquidation Rights
In the event of liquidation, the shareholders of a series or class are entitled to receive a pro rata share of the net assets of such series based upon the value of his or her shares a percentage of all outstanding shares of the series.
Inspection of Records
The records of the Trust shall be open to inspection by shareholders to the same extent as is permitted shareholders of a Massachusetts business corporation.
Preemptive Rights
There are no preemptive rights associated with the series’ shares.
Conversion Rights
The conversion features and exchange privileges as determined by the Trustees are described in the Prospectus and in the section of the SAI entitled “Purchase, Exchange, and Redemption of Shares.”
Sinking Fund Provisions
The Trust has no sinking fund provision.
ADDITIONAL INFORMATION ABOUT Voya Variable Funds
Description of the Shares of Beneficial Interest
The Trust may issue unlimited shares of beneficial interest in the Trust with a par value of $1.00. The shares may be issued in one or more series and each series may consist of one or more classes. The Trust has one series, which is authorized to issue multiple classes of shares. Such classes are designated as Adviser Class, Class I, Class S and Class S2. All series and/or classes of the Trust may not be discussed in this SAI.
All shares of each series represent an equal proportionate interest in the assets belonging to that series (subject to the liabilities belonging to the series or a class). Each series may have different assets and liabilities from any other series of the Trust. Furthermore, different share classes of a series may have different liabilities from other classes of that same series. The assets belonging to a series shall be charged with the liabilities of that series and all expenses, costs, charges and reserves attributable to that series, except that liabilities, expenses, costs, charges and reserves allocated solely to a particular class, if any, shall be borne by that class. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular series or class, shall be allocated and charged by the Trustees to and among any one or more of the series or classes, in such manner as the Trustees in their sole discretion deem fair and equitable.
Redemption and Transfer of Shares
Shareholders of any series or class have the right to redeem all or part of their shares as described in the Prospectus and Declaration of Trust. Under certain circumstances, the Trust may suspend the right of redemption to the extent permitted under the 1940 Act. Pursuant to the Declaration of Trust, the Trustees have the right to redeem shares of shareholders; (i) having a small value in the aggregate less than an amount established by the Trustees as set forth in the Prospectus from time to time (or to impose monthly service charges on such accounts); or (ii) if, in the opinion of the Trustees, ownership of such shares would disqualify any series of the Trust as a RIC under the Code. The Trustees may also refuse to transfer or issue shares to any person whose acquisition of such shares would, in the opinion of the Trustees, result in such disqualification. Furthermore, the transfer of shares is subject to rules that may be established by the Trustees for a particular series or class of shares as set forth in the Prospectus from time to time.
Material Obligations and Liabilities of Owning Shares
The Trust is organized as a Massachusetts business trust under Massachusetts law. Under Massachusetts law, shareholders may, under certain circumstances, be held personally liable for the Trust’s obligations. However, the Declaration of Trust provides that no shareholder shall be subject to any personal liability to any person in connection with Trust property or for acts, obligations or affairs of the Trust. Furthermore, the Declaration of Trust provides for indemnification against all claims and liabilities to which such shareholder may become subject by reason of his or her being or having been a shareholder and reimbursement of expenses reasonably incurred in connection with such claim or liability. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which a Portfolio would be unable to meet its obligations and the disclaimer within the Declaration of Trust is inoperative.
Subject to the foregoing, all shares issued by the Trust are fully paid and nonassessable when issued in accordance with the Declaration of Trust and Prospectus.
Dividend Rights
The Trustees shall from time to time distribute ratably among the shareholders of any series or class such proportion of the net profits, surplus, capital, or assets with respect to such series or class as they may deem proper. Such distributions may be made in cash or property and among the shareholders of record at the time of declaring a distribution or at such later date as the Trustees shall determine.
Voting Rights and Shareholder Meetings
Pursuant to the Declaration of Trust, shareholders may have the power to vote, under certain circumstances (however shareholder approval may not be required), on: (1) the election or removal of trustees; (2) the approval of certain advisory contracts; (3) the termination or reorganization of the Trust or any series or class; (4) an amendment to the Declaration of Trust; (5) to the same extent as stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any series or class thereof or the shareholders; and (6) such additional matters as may be required by the 1940 Act or other applicable law, the Declaration of Trust or by-laws, or any registration of the Trust with the SEC or any state, or as and when the Trustees may consider necessary or desirable. For example, under the 1940 Act, shareholders have the right to vote on any change in a fundamental investment policy, to approve a change in sub-classification of a Portfolio, to approve the distribution plan under Rule 12b-1, and to terminate the independent registered public accountant.
The Trust is not required to hold shareholder meetings annually. According to the Declaration of Trust, a meeting of shareholders may be called by the Trustees or the President of the Trust and shall be called by the Trustees at the request in writing of the holders of at least 10% of the outstanding voting shares of the Trust entitled to vote, or as required by the 1940 Act. Shareholders may take action without a meeting if a majority of shareholders entitled to vote on the matter consent to the action in writing and the consent is filed with the records of shareholder meetings.
On matters submitted to a vote, each holder of a share is entitled to one vote for each full share, and a fractional vote for each fractional share outstanding on the books of the Trust. As to any matter with respect to which a separate vote of a particular series or class is required by the 1940 Act or applicable Massachusetts law, only the holders of the affected series or classes shall be entitled to vote. There shall be no cumulative voting in the election of Trustees.
Liquidation Rights
In the event of liquidation, the shareholders of a series or class are entitled to receive a pro rata share of the net assets of such series based upon the value of his or her shares as a percentage of all outstanding shares of the series.
Inspection of Records
The records of the Trust shall be open to inspection by shareholders to the same extent as is permitted shareholders of a Massachusetts business corporation.
Preemptive Rights
There are no preemptive rights associated with the series’ shares.
Conversion Rights
The conversion features and exchange privileges as determined by the Trustees are described in the Prospectus and in the section of the SAI entitled “Purchase, Exchange, and Redemption of Shares.”
Sinking Fund Provisions
The Trust has no sinking fund provision.
ADDITIONAL INFORMATION ABOUT VOYA VARIABLE PORTFOLIOS, INC.
Description of the Capital Stock
The Company may issue shares of capital stock with a par value of $0.001. The shares may be issued in one or more series and each series may consist of one or more classes. The Company has seventeen series, which are authorized to issue multiple classes of shares. Such classes are designated Class ADV, Class I, Class R6, Class S, and Class S2. All series and classes of the Company may not be discussed in this SAI.
All shares of each series represent an equal proportionate interest in the assets belonging to that series (subject to the liabilities belonging to the series or a class). Each series may have different assets and liabilities from any other series of the Company. Furthermore, different share classes of a series may have different liabilities from other classes of that same series. The assets belonging to a series shall be charged with the liabilities of that series and all expenses, costs, charges and reserves attributable to that series, except that liabilities, expenses, costs, charges and reserves allocated solely to a particular class, if any, shall be borne by that class. Any general liabilities, expenses, costs, charges or reserves of the Company which are not readily identifiable as belonging to any particular series or class shall be allocated and charged to and among any one or more of the series or classes in such manner as the Board of Directors in its sole discretion deems fair and equitable.
Redemption and Transfer of Shares
Shareholders of any series or class have the right to redeem all or part of their shares as described in the Prospectus from time to time. Under certain circumstances the Company may suspend the right of redemption as allowed by the rules and regulations, or any order, of the SEC. Pursuant to the Articles of Incorporation, the Board of Directors has the power to redeem shares from a shareholder whose shares have an aggregate current NAV less than an amount established by the Board of Directors as set forth in the Prospectus from time to time. Transfers of shares are permitted at any time during normal business hours of the Company, unless the Board of Directors determines, in its sole discretion, that allowing the transfer may result in the Company or any series or class thereof being classified as a personal holding company as defined in the IRC.
Material Obligations and Liabilities of Owning Shares
The Company is organized as a corporation under Maryland law. Under Maryland law, shareholders are not obligated to the Company or its creditors with respect to their ownership of stock. All shares of the Company issued and outstanding are fully paid and nonassessable.
Dividend Rights
Dividends or other distributions may be declared and paid for the series as the Board of Directors may from time to time determine. Distributions will be paid pro rata to all shareholders of a series in proportion to the number of shares held by shareholders on the record date. The Board of Directors may determine that no dividend or distribution shall be payable on shares as to which a shareholder purchase order and/or payment has not been received as of the record date.
Voting Rights and Shareholder Meetings
The Company may take no action affecting the validity or accessibility of the shares without the unanimous approval of the outstanding shares so affected.
Under Maryland law, shareholders have the right to vote on the election or removal of a Director, on certain amendments to the articles of incorporation, and on the dissolution of the Company. Under the 1940 Act, shareholders also have the right to vote, under certain circumstances, on the election of a director, to approve certain investment advisory agreements, on any change in a fundamental investment policy, to approve a change in sub-classification of a fund, to approve the distribution plan under Rule 12b-1, and to terminate the independent registered public accountant.
The Company is not required to hold shareholder meetings in any year it is not required to elect directors under the 1940 Act. In addition, according to the bylaws of the Company, a special meeting of shareholders may be called by the president or the Board of Directors, or shall be called by the president, secretary, or any director at the request in writing of the holders of not less than 10% of the outstanding voting shares of the Company entitled to be cast at such meeting, or as required by Maryland law or the 1940 Act.
On matters submitted to a vote, each holder of a share is entitled to one vote for each full share, and a fractional vote for each fractional share outstanding on the books of the Company. All shares of all classes and series vote together as a single class, unless a separate vote of a particular series or class is required by Maryland law or the 1940 Act. In the event that such separate vote is required, then shares of all other series or classes shall vote as a single class provided, however, as to any matter which does not affect the interests of a particular series of class, only the shareholders of the one or more affected series or classes shall be entitled to vote.
Liquidation Rights
In the event of liquidation, the shareholders of a series or class are entitled to receive, as a liquidating distribution, the excess of the assets belonging to the liquidating series or class over the liabilities belonging to such series or class of shares.
Inspection of Records
Under Maryland Law, a shareholder of the Company may inspect, during usual business hours, the Company’s bylaws, shareholder proceeding minutes, annual statements of affairs and voting trust agreements. In addition, shareholders who have individually, or together, been holders of at least 5% of the outstanding shares of any class for at least 6 months, may inspect and copy the Company’s books of account, its stock ledger and its statement of affairs under Maryland Law.
Preemptive Rights
There are no preemptive rights associated with the series’ shares.
Conversion Rights
The conversion features and exchange privileges as established by the Board of Directors are described in the Prospectus and in the section of the SAI entitled “Purchase, Exchange, and Redemption of Shares.”

Sinking Fund Provisions
The Company has no sinking fund provision.
PURCHASE, EXCHANGE, AND REDEMPTION OF SHARES
An investor may purchase, redeem, or exchange shares of each Portfolio utilizing the methods, and subject to the restrictions, described in the Prospectus.
Purchases
Shares of each Portfolio are sold at the NAV (without a sales charge) next computed after receipt of a purchase order in proper form by the Portfolio or its delegate.
Orders Placed with Intermediaries
If you invest in a Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of Portfolio shares.
Subscriptions-in-Kind
Certain investors may purchase shares of a Portfolio with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by a Portfolio consistent with the Portfolio’s investment policies and restrictions. These transactions only will be effected if the Investment Adviser or the Sub-Adviser intends to retain the security in the Portfolio as an investment. Assets so purchased by a Portfolio will be valued in generally the same manner as they would be valued for purposes of pricing the Portfolio’s shares, if these assets were included in the Portfolio’s assets at the time of purchase. Each Portfolio reserves the right to amend or terminate this practice at any time.
Redemptions
Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form, except that each Portfolio may suspend the right of redemption or postpone the date of payment during any period when: (i) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists as determined by the SEC, as a result of which: (a) disposal by a Portfolio of securities owned by it is not reasonably practicable; or (b) it is not reasonably practical for a Portfolio to determine fairly the value of its net assets; or (iii) for such other period as the SEC may permit by rule or by order for the protection of a Portfolio’s shareholders.
The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.
Payment-in Kind
Each Portfolio intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Portfolio may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, each Company/Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which obligates a Portfolio to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Portfolio at the beginning of the period. To the extent possible, each Portfolio will distribute readily marketable securities, in conformity with applicable rules of the SEC. In the event a Portfolio must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the NAV of such shares.
Exchanges
Shares of a Portfolio may be exchanged for shares of any other portfolio within the Voya family of funds. Exchanges are treated as a redemption of shares of one Portfolio and a purchase of shares of one or more other portfolios within the Voya family of funds. Exchanges are effected at the respective NAV per share on the date of the exchange. Each Portfolio reserves the right to modify or discontinue its exchange privilege at any time without notice.
TAX CONSIDERATIONS
The following tax information supplements and should be read in conjunction with the tax information contained in each Portfolio’s Prospectus. The Prospectus generally describes the U.S. federal income tax treatment of each Portfolio and its shareholders. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable U.S. Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in each Portfolio. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of non-U.S., state, and local tax laws.
The following discussion is generally based on the assumption that the shares of each Portfolio will be respected as owned by insurance company separate accounts, Qualified Plans, and other eligible persons or plans permitted to hold shares of a Portfolio pursuant to the applicable U.S. Treasury Regulations without impairing the ability of the insurance company separate accounts to satisfy the diversification requirements of Section 817(h) of the Code (“Other Eligible Investors”). If this is not the case and shares of a Portfolio held by separate accounts of insurance companies are not respected as owned for U.S. federal income tax purposes by those separate accounts, the person(s) determined to own the Portfolio shares will not be eligible for tax deferral and, instead, will be taxed currently on Portfolio distributions and on the proceeds of any sale, transfer, or redemption of Portfolio shares under applicable U.S. federal income tax rules that may not be discussed herein.
Each Company/Trust has not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectus address only some of the U.S. federal income tax considerations generally affecting investments in each Portfolio. In particular, because insurance company separate accounts, Qualified Plans, and Other Eligible Investors will be the only shareholders of a Portfolio, only certain U.S. federal tax aspects of an investment in a Portfolio are described herein. Holders of Variable Contracts, Qualified Plan participants, or persons investing through Other Eligible Investors are urged to consult the insurance company, Qualified Plan, or Other Eligible Investor through which their investment is made, as well as their own tax advisors and financial planners, regarding the U.S. federal tax consequences to them of an investment in a Portfolio, the application of state, local, or non-U.S. laws, and the effect of any possible changes in applicable tax laws on an investment in a Portfolio.

Qualification as a Regulated Investment Company
Each Portfolio has elected or will elect to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Portfolio must, among other things: (a) derive at least 90% of its gross income for each taxable year from: (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year: (i) at least 50% of the fair market value of its total assets consists of: (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs; and (B) other securities (other than those described in clause (A)) limited in respect of any one issuer to a value that does not exceed 5% of the value of the Portfolio’s total assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of the Portfolio’s total assets is invested, including through corporations in which the Portfolio owns a 20% or more voting stock interest, in the securities of any one issuer (other than those described in clause (i)(A)), the securities (other than securities of other RICs) of two or more issuers the Portfolio controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses, taking into account any capital loss carryforwards) and its net tax-exempt income, for such year.
In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Certain of a Portfolio’s investments in MLPs and ETFs, if any, may qualify as interests in qualified publicly traded partnerships.
For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership and in the case of a Portfolio’s investments in loan participations, the Portfolio shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Portfolio investment can depend on the terms and conditions of that investment. In some cases, the identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a Portfolio’s ability to meet the diversification test in (b) above. The qualifying income and diversification requirements described above may limit the extent to which a Portfolio can engage in certain derivative transactions, as well as the extent to which it can invest in MLPs and certain commodity-linked ETFs.
If a Portfolio qualifies as a RIC that is accorded special tax treatment, the Portfolio will not be subject to U.S. federal income tax on investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss, determined with reference to any capital loss carryforwards) distributed in a timely manner to its shareholders in the form of dividends (including capital gain dividends).
Each Portfolio intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any), and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). However, no assurance can be given that a Portfolio will not be subject to U.S. federal income taxation. Any taxable income, including any net capital gain retained by a Portfolio, will be subject to tax at the Portfolio level at regular corporate rates.

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its: (i) net ordinary loss from the sale, redemption, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.
In order to comply with the distribution requirements described above applicable to RICs, a Portfolio generally must make the distributions in the same taxable year that it realizes the income and gain, although in certain circumstances, a Portfolio may make the distributions in the following taxable year in respect of income and gains from the prior taxable year.
If a Portfolio declares a distribution to shareholders of record in October, November, or December of one calendar year and pays the distribution in January of the following calendar year, the Portfolio and its shareholders will be treated as if the Portfolio paid the distribution on December 31 of the earlier year.
If a Portfolio were to fail to meet the income, diversification or distribution tests described above, the Portfolio could in some cases cure such failure including by paying a portfolio-level tax or interest, making additional distributions, or disposing of certain assets. If the Portfolio were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify and be eligible for treatment as a RIC accorded special tax treatment under the Code for such year: (i) it would be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders; and (ii) each participating insurance company separate account invested in the Portfolio would fail to satisfy the separate diversification requirements described below (See Tax Considerations – Special Tax Considerations for Separate Accounts of Participating Insurance Companies), with the result that the Variable Contracts supported by that account would no longer be eligible for tax deferral. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC.
Excise Tax
Amounts not distributed on a timely basis by RICs in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Portfolio level. This excise tax, however, is generally inapplicable to any RIC whose sole shareholders are separate accounts of insurance companies funding Variable Contracts, Qualified Plans, Other Eligible Investors, or other RICs that are also exempt from the excise tax. If a Portfolio is subject to the excise tax requirements and the Portfolio fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year (or December 31 of that year if the Portfolio is permitted to elect and so elects), plus any such amounts retained from the prior year, the Portfolio would be subject to a nondeductible 4% excise tax on the undistributed amounts.
A Portfolio that does not qualify for exemption from the excise tax generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax.
For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, redemption, exchange, or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, a Portfolio will be treated as having distributed any amount on which it is subject to U.S. federal corporate income tax in the taxable year ending within the calendar year.
Use of Tax Equalization
Each Portfolio distributes its net investment income and capital gains to shareholders at least annually to the extent required to qualify as a RIC under the Code and generally to avoid U.S. federal income or excise tax. Under current law, a Portfolio is permitted to treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ pro-rata share of the Portfolio's accumulated earnings and profits as a dividend on the Portfolio’s tax return. This practice, which involves the use of tax equalization, will reduce the amount of income and gains that a Portfolio is required to distribute as dividends to shareholders in order for the Portfolio to avoid U.S. federal income tax and excise tax, which may include reducing the amount of distributions that otherwise would be required to be paid to non-redeeming shareholders. A Portfolio’s NAV generally will not be reduced by the amount of any undistributed income or gains allocated to redeeming shareholders under this practice and thus the total return on a shareholder’s investment generally will not be reduced as a result of this practice.
Capital Loss Carryforwards
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Portfolio’s net investment income. Instead, potentially subject to certain limitations, each Portfolio is able to carry forward a net capital loss from any taxable year to offset its capital gains, if any, realized during a subsequent taxable year. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Portfolio retains or distributes such gains.
If a Portfolio incurs or has incurred net capital losses, those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryover losses will retain their character as short-term or long-term.
See each Portfolio’s most recent annual Form N-CSR filing for each Portfolio’s available capital loss carryforwards, if any, as of the end of its most recently ended fiscal year.

Taxation of Investments
References to investments by a Portfolio also include investments by an Underlying Fund.
If a Portfolio invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Portfolio. Tax rules are not entirely clear about issues such as: (1) whether a Portfolio should recognize market discount on a debt obligation and, if so; (2) the amount of market discount the Portfolio should recognize; (3) when a Portfolio may cease to accrue interest, original issue discount or market discount; (4) when and to what extent deductions may be taken for bad debts or worthless securities; and (5) how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Portfolio when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a RIC and does not become subject to U.S. federal income or excise tax.
Foreign exchange gains and losses realized by a Portfolio in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts and similar instruments relating to foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code. Under future U.S. Treasury Regulations, any such transactions that are not directly related to a Portfolio’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Portfolio to satisfy the 90% qualifying income test described above. If the net foreign exchange loss exceeds a Portfolio’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryover and thus cannot be deducted by the Portfolio in future years.
A Portfolio’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions may be subject to special tax rules, such as the notional principal contract, straddle, constructive sale, wash-sale, mark-to-market (“Section 1256”), or short-sale rules. Rules governing the U.S. federal income tax aspects of certain of these transactions, including certain commodity-linked investments, are not entirely clear in certain respects. Accordingly, while a Portfolio intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Portfolio has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as a RIC and avoid fund-level tax. Certain requirements that must be met under the Code in order for a Portfolio to qualify as a RIC may limit the extent to which a Portfolio will be able to engage in certain derivatives or commodity-linked transactions.
If a Portfolio receives a payment in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not be eligible for the dividends-received deduction for corporate shareholders. A dividends-received deduction is a deduction that may be available to corporate shareholders, subject to limitations and other rules, on Portfolio distributions attributable to dividends received by the Portfolio from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Portfolio attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of a Portfolio are urged to consult their own tax advisors and financial planners. Similar consequences may apply to repurchase and other derivative transactions.
Income, gain and proceeds received by a Portfolio from sources within non-U.S. countries (e.g., dividends or interest paid on non-U.S. securities) may be subject to withholding and other taxes imposed by such countries; such taxes would reduce the Portfolio’s return on those investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.
A Portfolio may invest directly or indirectly in residual interests in REMICs or equity interests in taxable mortgage pools (“TMPs”). Under an IRS notice, and U.S. Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Portfolio’s income (including income allocated to the Portfolio from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as a Portfolio, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly.
In general, excess inclusion income allocated to shareholders: (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an IRA, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income; (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax; and (iv) in the case of an insurance company separate account supporting Variable Contracts, cannot be offset by an adjustment to the reserves and thus is currently taxed notwithstanding the more general tax deferral available to insurance company separate accounts funding Variable Contracts.
Income of a Portfolio that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the Portfolio. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Portfolio if shares in the Portfolio constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

As noted above, certain of the ETFs and MLPs in which a Portfolio may invest qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement described earlier for qualification as a RIC. If such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, depending on the alternative treatment, either a portion of its gross income could constitute non-qualifying income for purposes of the 90% gross income requirement, or all of its income could be subject to corporate tax, thereby potentially reducing the portion of any distribution treated as a dividend, and more generally, the value of the Portfolio's investment therein. In addition, as described above, the diversification requirement for RIC qualification will limit a Portfolio’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the Portfolio’s total assets as of the end of each quarter of the Portfolio’s taxable year.
“Passive foreign investment companies” (“PFICs”) are generally defined as non-U.S. corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as certain interest, dividends, rents and royalties, or capital gains) or at least 50% of their assets on average produce or are held for the production of such passive income. If a Portfolio acquires any equity interest in a PFIC, the Portfolio could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Portfolio is timely distributed to its shareholders.
Elections may be available that would ameliorate these adverse tax consequences, but such elections would require a Portfolio to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Portfolio had sold and repurchased such interests on the last day of the Portfolio’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). A Portfolio may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a non-U.S. corporation as a PFIC, a Portfolio may incur the tax and interest charges described above in some instances.
Tax Shelter Reporting Regulations
Under U.S. Treasury Regulations, if a shareholder recognizes a loss of at least $2 million in any single taxable year or $4 million in any combination of taxable years for an individual shareholder or at least $10 million in any single taxable year or $20 million in any combination of taxable years for a corporate shareholder, including a participating insurance company holding separate accounts, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC, such as participating insurance companies that own shares in a Portfolio through their separate accounts, are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Special Tax Considerations for Separate Accounts of Participating Insurance Companies
Under the Code, if the investments of a segregated asset account, such as the separate accounts of insurance companies, are “adequately diversified,” and certain other requirements are met, a holder of a Variable Contract supported by the account will receive favorable tax treatment in the form of deferral of tax until a distribution is made under the Variable Contract.
In general, the investments of a segregated asset account are considered to be “adequately diversified” only if: (i) no more than 55% of the value of the total assets of the account is represented by any one investment; (ii) no more than 70% of the value of the total assets of the account is represented by any two investments; (iii) no more than 80% of the value of the total assets of the account is represented by any three investments; and (iv) no more than 90% of the value of the total assets of the account is represented by any four investments. Section 817(h) provides as a safe harbor that a segregated asset account is also considered to be “adequately diversified” if it meets the RIC diversification tests described earlier and no more than 55% of the value of the total assets of the account is attributable to cash, cash items (including receivables), U.S. government securities, and securities of other RICs.
In general, all securities of the same issuer are treated as a single investment for such purposes, and each U.S. government agency and instrumentality is considered a separate issuer. However, U.S. Treasury Regulations provide a “look-through rule” with respect to a segregated asset account’s investments in a RIC or partnership for purposes of the applicable diversification requirements, provided certain conditions are satisfied by the RIC or partnership. In particular: (i) if the beneficial interest in the RIC or partnership are held by one or more segregated asset accounts of one or more insurance companies; and (ii) if public access to such RIC or partnership is available exclusively through the purchase of a Variable Contract, then a segregated asset account’s beneficial interest in the RIC or partnership is not treated as a single investment. Instead, a pro rata portion of each asset of the RIC or partnership is treated as an asset of the segregated asset account. Look-through treatment is also available if the two requirements above are met and notwithstanding the fact that beneficial interests in the RIC or partnership are also held by Qualified Plans and Other Eligible Investors. Additionally, to the extent a Portfolio meets the above conditions and invests in underlying RICs or partnerships that themselves are owned exclusively by insurance company separate accounts, Qualified Plans, or Other Eligible Investors, the assets of those underlying RICs or partnerships generally should be treated as assets of the separate accounts investing in the Portfolio.
As indicated above, each Company/Trust intends that each Portfolio will qualify as a RIC under the Code. Each Company/Trust also intends to cause each Portfolio to satisfy the separate diversification requirements imposed by Section 817(h) of the Code and applicable U.S. Treasury Regulations at all times to enable the corresponding separate accounts to be “adequately diversified.” In addition, each Company/Trust intends that each Portfolio will qualify for the “look-through rule” described above by limiting the investment in the Portfolio’s shares to participating insurance company separate accounts, Qualified Plans and Other Eligible Investors. Accordingly, each Company/Trust intends that each applicable insurance company, through its separate accounts, will be able to treat its interests in each Portfolio as ownership of a pro rata portion of each asset of the Portfolio, so that individual holders of the Variable Contracts underlying the separate account will qualify for favorable U.S. federal income tax treatment under the Code. However, no assurance can be made in that regard.
Failure by a Portfolio to satisfy the Section 817(h) requirements by failing to comply with the “55%-70%-80%-90%” diversification test or the safe harbor described above, or by failing to comply with the “look-through rule,” could cause the Variable Contracts to lose their favorable tax status and require a Variable Contract holder to include currently in ordinary income any income accrued under the Variable Contracts for the current and all prior taxable years. Under certain circumstances described in the applicable U.S. Treasury Regulations, inadvertent failure to satisfy the Section 817(h) diversification requirements may be corrected; such a correction would require a payment to the IRS. Any such failure could also result in adverse tax consequences for the insurance companies issuing the Variable Contracts.
The IRS has indicated that a degree of investor control over the investment options underlying a Variable Contract may interfere with the tax-deferred treatment of such Variable Contracts. The IRS has issued rulings addressing the circumstances in which a Variable Contract holder’s control of the investments of the separate account may cause the holder, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the holder is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the holder’s gross income.
In determining whether an impermissible level of investor control is present, one factor the IRS considers is whether a Portfolio’s investment strategies are sufficiently broad to prevent a Variable Contract holder from being deemed to be making particular investment decisions through its investment in the separate account. For this purpose, current IRS guidance indicates that typical fund investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad. Most, although not necessarily all, of the portfolios within the Voya family of funds, including a Portfolio, have objectives and strategies that are not materially narrower than the investment strategies held not to constitute an impermissible level of investor control in IRS rulings (such as large company stocks, international stocks, small company stocks, mortgage-backed securities, money market securities, telecommunications stocks and financial services stocks).
The above discussion addresses only one of several factors that the IRS considers in determining whether a Variable Contract holder has an impermissible level of investor control over a separate account. Variable Contract holders should consult with the insurance company that issued their Variable Contract and their own tax advisors, as well as the prospectus relating to their particular Variable Contract, for more information concerning this investor control issue.
In the event that additional rules, regulations or other guidance is issued by the IRS or the Treasury Department concerning this issue, such guidance could affect the treatment of a Portfolio as described above, including retroactively. In addition, there can be no assurance that a Portfolio will be able to continue to operate as currently described, or that the Portfolio will not have to change its investment objective or investment policies in order to prevent, on a prospective basis, any such rules and regulations from causing Variable Contract owners to be considered the owners of the shares of the Portfolio.
Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts
Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Portfolio could be required to report annually their “financial interest” in the Portfolio’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax adviser, and persons investing in the Portfolio through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.
Special Considerations for Variable Contract Holders and Plan Participants
The foregoing discussion does not address the tax consequences to Variable Contract holders or Qualified Plan participants of an investment in a Variable Contract or participation in a Qualified Plan. Variable Contract holders investing in a Portfolio through a participating insurance company separate account, Qualified Plan participants, or persons investing in a Portfolio through Other Eligible Investors are urged to consult with their participating insurance company, Qualified Plan sponsor, or Other Eligible Investor, as applicable, and their own tax advisors, for more information regarding the U.S. federal income tax consequences to them of an investment in a Portfolio.
FINANCIAL STATEMENTS
The audited financial statements, and the independent registered public accounting firm’s report thereon, are included in each Portfolio’s Form N-CSR for Voya Government Money Market Portfolio, Voya Intermediate Bond Portfolio, Voya Variable Funds, and Voya Variable Portfolios, Inc. filing for the fiscal year ended December 31, 2025 and are incorporated herein by reference.
Shareholders are provided with annual and semi-annual shareholder reports that highlight key information to shareholders. Other information, including financial statements, no longer appears in each Portfolio’s shareholder reports but is available on the Voya funds’ website (https://individuals.voya.com/product/mutual-fund/prospectuses-reports), delivered free of charge upon request, and filed with the SEC on a semi-annual basis on Form N-CSR. You may elect to receive shareholder reports and other communications from each Portfolio electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.

APPENDIX A – DESCRIPTION OF CREDIT RATINGS
A Description of Moody’s Ratings’s (“Moody’s”) Global Rating Scales
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Description of Moody’s Long-Term Obligation Ratings
Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B — Obligations rated B are considered speculative and are subject to high credit risk.
Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C — Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Hybrid Indicator (hyb)
The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Description of Short-Term Obligation Ratings
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Description of Moody’s US Municipal Short-Term Obligation Ratings
The Municipal Investment Grade (“MIG”) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels — MIG 1 through MIG 3 — while speculative grade short-term obligations are designated SG.
MIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3 — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings
In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.
VMIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2 — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3 — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
Description of S&P Global Ratings’ (“S&P’s”) Issue Credit Ratings
A S&P’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.
Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:
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Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
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Nature of and provisions of the obligation and the promise we impute;
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Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
Long-Term Issue Credit Ratings*
AAA — An obligation rated ‘AAA’ has the highest rating assigned by S&P’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ’CC’ rating is used when a default has not yet occurred, but S&P’s expects default to be a virtual certainty, regardless of the anticipated time to default.
C — An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D — An obligation rated ’D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ’D’ rating category is used when payments on an obligation are not made on the date due, unless S&P’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ’D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ’D’ if it is subject to a distressed exchange offer.
NR — This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P’s does not rate a particular obligation as a matter of policy.
* The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.
Short-Term Issue Credit Ratings
A-1 — A short-term obligation rated ‘A-1’ is rated in the highest category by S&P’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2 — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3 — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B — A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D — A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
Description of S&P’s Municipal Short-Term Note Ratings
A S&P’s U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:
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Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
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Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
S&P’s municipal short-term note rating symbols are as follows:
SP-1 — Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 — Speculative capacity to pay principal and interest.
Description of Fitch Ratings’ (“Fitch’s”) Credit Ratings Scales
Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.
The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.
Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).
In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.
Description of Fitch’s Long-Term Corporate Finance Obligations Rating Scales
Fitch long-term obligations rating scales are as follows:
AAA — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA — Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A — High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB — Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B — Highly speculative. ‘B’ ratings indicate that material credit risk is present.
CCC — ‘CCC’ ratings indicate that substantial credit risk is present.
CC —’CC’ ratings indicate very high levels of credit risk.
C — ‘C’ ratings indicate exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.
The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.
Description of Fitch’s Short-Term Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch short-term ratings are as follows:
F1 — Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2 — Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3 — Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B — Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C — High short-term default risk. Default is a real possibility.
RD — Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D — Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B – PROXY VOTING POLICY
B-1